As filed with the Securities and Exchange Commission on June 1, 2012

Securities Act File No. [    ]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

(Check appropriate box or boxes)

WESTERN ASSET FUNDS, INC.

(Formerly LM Institutional Fund Advisors I, Inc.)

Exact Name of Registrant as Specified in Charter:

100 International Drive

Baltimore, Maryland 21202

Address of Principal Executive Offices

Registrant’s telephone number, including area code: (410) 539-0000

Richard M. Wachterman, Esq.

Legg Mason & Co., LLC

100 International Drive

Baltimore, Maryland 21202

(Name and Address of Agent for Service)

With a Copy to:

Bryan Chegwidden, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

It is proposed that this filing will become effective on July 2, 2012 pursuant to Rule 488.

TITLE OF SECURITIES BEING REGISTERED:

Class A, Class C, Class C1 and Class R shares of Western Asset Core Bond Fund

Class A, Class C, Class C1, Class I and Class R of Western Asset Core Plus Bond Fund

Class A, Class C, and Class C1 of Western Asset Inflation Indexed Plus Bond Fund

Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith in reliance upon Section 24(f).

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET CORE BOND FUND

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

LEGG MASON WESTERN ASSET GLOBAL INFLATION MANAGEMENT FUND

55 Water Street

New York, New York 10041

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 28, 2012

[                    ], 2012

Dear Shareholder:

You are being asked to vote on a proposed reorganization transaction related to one or more of the Legg Mason funds you own. Detailed information about each of the proposals is contained in the enclosed materials.

Your Fund	Acquiring Fund
Legg Mason Western Asset Core Bond Fund	Western Asset Core Bond Fund
Legg Mason Western Asset Core Plus Bond Fund	Western Asset Core Plus Bond Fund
Legg Mason Western Asset Global Inflation Management Fund	Western Asset Inflation Indexed Plus Bond Fund

The Board of Trustees of your fund has called a special meeting of shareholders (“Meeting”) for your fund to be held on September 28, 2012, at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018 at 10:00 a.m., Eastern time, in order to consider and vote on the proposed transaction regarding your fund(s). The transaction involves a proposal to reorganize your fund into another fund (a “Reorganization”). The attached Proxy Statement/Prospectus asks for your approval of the proposed Reorganization for your fund(s). After careful consideration, the Board of each respective fund recommends that you vote “FOR” the proposed Reorganization of your fund(s).

Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement/Prospectus and authorize a proxy to vote promptly. To authorize a proxy to cast your vote, simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope or follow the instructions on the Proxy Card for voting by touch-tone telephone or on the Internet.

It is important that your vote be received no later than the time of the Meeting.

Sincerely,

R. Jay Gerken, President

Legg Mason Partners Income Trust

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET CORE BOND FUND

LEGG MASON WESTERN ASSET CORE PLUS BOND FUND

LEGG MASON WESTERN ASSET GLOBAL INFLATION MANAGEMENT FUND

IMPORTANT NEWS FOR SHAREHOLDERS

The enclosed combined Proxy Statement/Prospectus describes a proposal to reorganize your fund into a compatible fund. While we encourage you to read the full text of the enclosed combined Proxy Statement/Prospectus, here is a brief overview of the proposed reorganizations. Please refer to the more complete information about the reorganizations contained elsewhere in the combined Proxy Statement/Prospectus.

COMMON QUESTIONS ABOUT THE PROPOSED REORGANIZATION

Q.	WHY IS A SHAREHOLDER MEETING BEING HELD?

A. The Board of Trustees of your fund (the “Board”) has approved a reorganization, subject to shareholder approval, under which your fund would be combined with another Legg Mason-affiliated fund that has investment objectives and policies similar to your fund (see below for additional information about differences in investment objectives and policies). If shareholders of your fund approve the reorganization, you would become a shareholder of the corresponding acquiring fund shown in the chart below.

Your Fund	Acquiring Fund
Legg Mason Western Asset Core Bond Fund	Western Asset Core Bond Fund
Legg Mason Western Asset Core Plus Bond Fund	Western Asset Core Plus Bond Fund
Legg Mason Western Asset Global Inflation Management Fund	Western Asset Inflation Indexed Plus Bond Fund

Q.	HOW WILL THE REORGANIZATION AFFECT ME?

A. If the reorganization of your fund is approved, your fund’s assets and liabilities will be combined with the assets and liabilities of the Acquiring Fund and you will become a shareholder of the Acquiring Fund. You will receive shares of the Acquiring Fund having the same value as the value the shares of your fund would have, calculated using the Acquiring Fund’s valuation procedures. As a result of using the Acquiring Fund’s valuation procedures, your fund’s net asset value per share will be lower than it would be if your fund’s valuation procedures were used. The impact of these valuation differences is currently estimated to be less than two tenths of one percent per share for each reorganization based on fund assets as of May 25, 2012, although the actual impact could be different at the time a reorganization is consummated. See “Information about the Proposed Reorganizations—The Reorganization Agreement” below for additional information.

Q.	WHY IS THE REORGANIZATION BEING RECOMMENDED?

A. Your fund’s Board and management believe that the reorganization is in the best interests of your fund. The reorganization is a part of management’s continuing effort to rationalize the Legg Mason/Western Asset fixed income funds into a more cohesive product set and eliminate overlapping products. This in turn may provide enhanced opportunities for realizing greater economies of scale in the form of lower total operating expenses over time (see “How will the reorganization affect fund fees and expenses?” below). In addition, the Board believes that in each case the combined surviving fund would be better positioned for growth than your fund is on its own. The Board also believes that the proposed reorganization is preferable to liquidating your fund.

Q.	ARE MY FUND’S INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED POLICIES SIMILAR TO THOSE OF THE ACQUIRING FUND?

A. Yes. There are, however, certain differences in investment objectives, principal investment policies and strategies, and certain risks between your fund (the “Target Fund”) and the Acquiring Fund. Please see “Comparison of Investment Objectives, Strategies and Certain Risks of Investing in the Funds” in the Proxy Statement/Prospectus. The following charts provide a brief summary of notable information regarding the Funds, including certain differences, as considered by the Board.

Legg Mason Western Asset Core Bond Fund into Western Asset Core Bond Fund

	Target Fund	Acquiring Fund
Investment Objective	The fund seeks to maximize total return consisting of capital appreciation and income. The fund’s investment objective may be changed without shareholder approval.	Maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified below. The fund’s investment objective may not be changed without shareholder approval.

Principal Investment Strategy	Under normal circumstances, the fund invests at least 80% of its assets in debt and fixed income securities of various maturities.	The fund invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities.

Duration	The average effective duration of the fund is generally expected to range within 20% of the duration of the domestic bond market as a whole, typically 3 to 6 years, depending on the portfolio managers’ expectation regarding interest rates.	Under normal market conditions the target dollar-weighted average effective duration for the fund is expected to range within 20% of the average duration of the domestic bond market as a whole as measured by Western Asset Management Company (“Western Asset”) (generally, this range is 3-7 years).

Non-U.S. Dollar Investments	No corresponding limitation.	The fund presently intends to limit its investments to U.S. dollar denominated securities.

Non-U.S. Issuers	No corresponding limitation.	The fund may invest up to 25% of its total assets in the securities of non-U.S. issuers.

Legg Mason Western Asset Core Plus Bond Fund into Western Asset Core Plus Bond Fund

	Target Fund	Acquiring Fund
Investment Objective	The fund seeks maximum total return consisting of capital appreciation and income, consistent with the preservation of capital.	Maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified below.

Principal Investment Strategy	Under normal circumstances, the fund invests at least 80% of its assets in investment grade fixed income securities of U.S. issuers.	The fund invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities.

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	Target Fund	Acquiring Fund
Duration	The average effective duration of the fund is generally expected to be 3 to 6 years, depending on the portfolio managers’ expectation regarding interest rates.	Under normal market conditions the target dollar-weighted average effective duration for the fund is expected to range within 30% of the average duration of the domestic bond market as a whole as measured by Western Asset (generally, this range is 2.5-7 years).

Below Investment Grade Securities/ Foreign Investments/Emerging Market Investments	The fund may invest up to 20% of its assets in below investment grade securities (that is, securities rated below Baa/BBB) or if unrated, determined to be of comparable credit quality by a subadviser, and in securities issued by foreign issuers, such as foreign corporate debt and sovereign debt, including up to 10% of its assets in securities issued by issuers in emerging market countries.	Up to 20% of the fund’s net assets may be invested in debt securities that are not rated Baa or BBB or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or, if unrated, securities of comparable quality at the time of purchase (as determined by a subadviser). The fund may invest up to 25% of its total assets in the securities of non-U.S. issuers. No specific limitation on securities issued by issuers in emerging markets countries.

Legg Mason Western Asset Global Inflation Management Fund into Western Asset Inflation Indexed Plus Bond Fund

	Target Fund	Acquiring Fund
Investment Objective	The fund seeks total return as a primary investment objective. The fund’s secondary investment objective is current income.	Maximize total return, consistent with preservation of capital.

Principal Investment Strategy	The fund invests, under normal circumstances, at least 80% of its assets in inflation-indexed or inflation-protected securities issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations that are structured to provide protection against inflation, as well as certain other fixed income securities that the portfolio managers believe will provide protection against inflation, including floating rate and other short duration securities.	Under normal market conditions, the fund invests at least 80% of its net assets in inflation-indexed fixed income securities and at least 70% of its net assets in U.S. Treasury Inflation Protected Securities.

Foreign Investments	The fund may invest without limit in foreign securities.	No stated limitation, however under normal market conditions the fund invests at least 70% of its net assets in U.S. Treasury Inflation Protected Securities.

3

	Target Fund	Acquiring Fund
Non-U.S. Dollar Investments	The fund may invest without limit in securities denominated either in U.S. dollars or foreign currencies.

Under normal market conditions, at the time of purchase:

•     no more than 20% of the fund’s net assets may be invested in non-U.S. dollar denominated inflation indexed securities

•     no more than 10% of the fund’s net assets may be invested in un-hedged non-U.S. dollar denominated securities

Duration	The dollar-weighted average effective duration of the fund’s portfolio, as estimated by the fund’s subadvisers, is generally expected to range between three and twenty years depending on the subadvisers’ forecast for interest rates and yields. If the fund’s effective duration falls outside of this range, the fund will take action to bring it within its expected range within a reasonable period of time.	The target dollar-weighted average effective duration of the fund is expected to range within 3 years of that of its benchmark, the Barclays Capital U.S. TIPS Index. Therefore, the range within which the dollar weighted average effective duration of the fund is expected to fluctuate is 6-12 years, although this may vary.

Credit Quality	The fund focuses on investment grade securities (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by a subadviser), but may invest up to 20% of its assets in below investment grade securities.	The fund is expected to maintain a dollar-weighted average credit quality of at least A/A.

Use of Credit Default Swaps	No corresponding policy.	The fund intends to sell protection in connection with credit default swaps relating to corporate debt securities. It is currently expected that the notional amount of the credit default swaps will not exceed 40% of the fund’s net assets, although such exposure may exceed 40% from time to time.

Below Investment Grade Securities/ Emerging Market Investments/Loan Participations and Assignments	No corresponding policies involving loan participations and assignments. The fund has a 10% limit on emerging market securities and 20% limit on below investment grade securities.

Under normal market conditions, at the time of purchase:

•     no more than 20% of the fund’s net assets may be invested in a combination of high yield securities, emerging market securities and loan participations and assignments

•     no more than 10% of the fund’s net assets may be invested in high yield securities

•     no more than 10% of the fund’s net assets may be invested in loan participations and assignments

4

Q.	HOW WILL THE REORGANIZATION AFFECT FUND FEES AND EXPENSES?

A. The reorganization will have the following effects on the fees and expenses of the corresponding classes of your fund:

Legg Mason Western Asset Core Bond Fund into Western Asset Core Bond Fund

•

Total gross and net (as applicable) annual fund operating expenses of Class A, Class C, Class C1 and Class R shares of the Acquiring Fund are expected to be lower than the total gross and net (as applicable) operating expenses of Class A, Class B (to be reclassified as Class A), Class R1 (to be reclassified as new Class C), Class C (to be reclassified as Class C1) and Class R shares of your fund, respectively.

•

The Acquiring Fund’s management fee schedule is lower than your fund’s management fee schedule. Your fund pays a management fee as follows: 0.550% on assets up to and including $1 billion; 0.525% on the next $1 billion of assets; 0.500% on the next $3 billion of assets; 0.475% on the next $5 billion of assets; and 0.450% on assets over $10 billion. The Acquiring Fund pays a management fee as follows: 0.45% of the first $500 million of average net assets, 0.425% of the next $500 million of average net assets and 0.40% of average net assets over $1 billion. Based on current asset levels, the effective management fee paid by your fund’s shareholders is expected to be reduced from 0.55% to 0.41% as a result of the reorganization.

Legg Mason Western Asset Core Plus Bond Fund into Western Asset Core Plus Bond Fund

•

Total gross and net (as applicable) annual fund operating expenses of Class A, Class C, Class C1, Class I and Class R shares of the Acquiring Fund are expected to be lower than the total gross and net (as applicable) operating expenses of Class A, Class B (to be reclassified as Class A), Class R1 (to be reclassified as new Class C), Class C (to be reclassified as Class C1), Class I and Class R shares of your fund, respectively.

•

The Acquiring Fund’s management fee schedule is lower than your fund’s management fee schedule. Your fund pays a management fee as follows: 0.65% on assets up to and including $500 million; and 0.60% on assets over $500 million. The Acquiring Fund pays a management fee as follows: 0.45% of the first $500 million of average net assets, 0.425% of the next $500 million of average net assets and 0.40% of average net assets over $1 billion. Based on current asset levels, the effective management fee paid by your fund’s shareholders is expected to be reduced from 0.65% to 0.40% as a result of the reorganization.

Legg Mason Western Asset Global Inflation Management Fund into Western Asset Inflation Indexed Plus Bond Fund

•

Total gross and net (as applicable) annual fund operating expenses of Class A, Class C and Class C1 shares of the Acquiring Fund are expected to be lower than the total gross and net (as applicable) operating expenses of Class A, Class R1 (to be reclassified as new Class C), and Class C (to be reclassified as Class C1), respectively.

•

The management fee paid by your fund’s shareholders is expected to be reduced from 0.55% to 0.20%. The Acquiring Fund pays a fixed management fee of 0.20%. Your fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.550% on assets up to and including $1 billion; 0.525% on assets over $1 billion and up to and including $2 billion; 0.500% on assets over $2 billion and up to and including $5 billion; 0.475% on assets over $5 billion and up to and including $10 billion; and 0.450% on assets over $10 billion.

Please see “Summary—Comparison of Fees and Expenses” in the Proxy Statement/Prospectus for a detailed breakdown of the fees and expenses paid by your fund in comparison with those paid by the Acquiring Fund.

Q.	WILL I HAVE TO PAY ANY SALES LOAD, CHARGE OR OTHER COMMISSION IN CONNECTION WITH A REORGANIZATION?

A. No. No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the reorganization.

5

Q.	WHAT CLASSES OF SHARES WILL I RECEIVE?

A. Shareholders of your fund(s) will receive the following:

Legg Mason Western Asset Core Bond Fund into Western Asset Core Bond Fund

If you hold Class A or Class R shares of the Target Fund, you will receive Class A and Class R shares of the Acquiring Fund, respectively. Prior to the reorganization, Class B shares of the Target Fund will be reclassified as Class A shares of the Target Fund. As a result, if you currently own Class B shares of the Target Fund, you will receive Class A shares of the Acquiring Fund in the reorganization. Prior to the reorganization, Class C shares of the Target Fund will be reclassified as Class C1 shares of the Target Fund. As a result, if you currently own Class C shares of the Target Fund, you will receive Class C1 shares of the Acquiring Fund in the reorganization. Prior to the reorganization, Class R1 shares of the Target Fund will be reclassified as new Class C shares of the Target Fund. As a result, if you currently own Class R1 shares of the Target Fund, you will receive Class C shares of the Acquiring Fund in the reorganization.

Legg Mason Western Asset Core Plus Bond Fund into Western Asset Core Plus Bond Fund

If you hold Class A, Class I or Class R shares of the Target Fund, you will receive Class A, Class I and Class R shares of the Acquiring Fund, respectively. Prior to the reorganization, Class B shares of the Target Fund will be reclassified as Class A shares of the Target Fund. As a result, if you currently own Class B shares of the Target Fund, you will receive Class A shares of the Acquiring Fund in the reorganization. Prior to the reorganization, Class C shares of the Target Fund will be reclassified as Class C1 shares of the Target Fund. As a result, if you currently own Class C shares of the Target Fund, you will receive Class C1 shares of the Acquiring Fund in the reorganization. Prior to the reorganization, Class R1 shares of the Target Fund will be reclassified as new Class C shares of the Target Fund. As a result, if you currently own Class R1 shares of the Target Fund, you will receive Class C shares of the Acquiring Fund in the reorganization.

Legg Mason Western Asset Global Inflation Management Fund into Western Asset Inflation Indexed Plus Bond Fund

If you hold Class A shares of the Target Fund, you will receive Class A shares of the Acquiring Fund. Prior to the reorganization, Class C shares of the Target Fund will be reclassified as Class C1 shares of the Target Fund. As a result, if you currently own Class C shares of the Target Fund, you will receive Class C1 shares of the Acquiring Fund in the reorganization. Prior to the reorganization, Class R1 shares of the Target Fund will be reclassified as new Class C shares of the Target Fund. As a result, if you currently own Class R1 shares of the Target Fund, you will receive Class C shares of the Acquiring Fund in the reorganization.

Q.	WHAT IF I REDEEM OR EXCHANGE MY SHARES BEFORE THE CLOSING OF THE REORGANIZATION FOR MY FUND(S)?

A. Redemptions or exchanges of Target Fund shares that occur before the closing of a reorganization will be processed according to your fund’s policies and procedures in effect at the time of the redemption or exchange. Redemptions or exchanges of Target Fund shares that occur on the closing date for a reorganization will be processed according to the Acquiring Fund’s valuation procedures. As noted above, as a result of using the Acquiring Fund’s valuation procedures, your fund’s net asset value per share on the closing date will be lower than it would be if your fund’s valuation procedures were used. See “Information about the Proposed Reorganizations—The Reorganization Agreement” below for additional information. Any such redemptions or exchanges will likely result in your recognition of taxable gain or loss, for U.S. federal income tax purposes.

Q.	WILL MY SHAREHOLDER PRIVILEGES CHANGE AS A RESULT OF THE REORGANIZATION FOR MY FUND(S)?

A. Generally, no. In some instances, you will receive a different class of shares of the Acquiring Fund than you currently own, as explained above. The privileges of each respective class of shares of the Funds are generally the same, and your current privilege to exchange shares of your fund for shares of other funds distributed by Legg Mason Investor Services, LLC will not change.

6

Please see “Summary—Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” and “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in the Proxy Statement/Prospectus for a description of the differences of shareholder privileges among fund classes.

Q.	CAN I PURCHASE ADDITIONAL SHARES OF MY FUND PRIOR TO THE REORGANIZATION?

A. Yes. However, if the shareholders of your fund approve the reorganization, your fund will close to new purchases and exchanges approximately two business days prior to the closing of the reorganization. Class R shares of Legg Mason Western Asset Global Inflation Management Fund were closed to new purchases and incoming exchanges effective May 8, 2012. Class C shares (to be reclassified as Class C1 shares as of August 1, 2012) of all Target Funds will be closed to all new investments except for dividend reinvestments and certain retirement platform investments as of August 1, 2012.

Q.	WILL I HAVE TO PAY ANY TAXES AS A RESULT OF THE REORGANIZATION?

A. The reorganization is intended to qualify as a tax-free transaction for federal income tax purposes. Assuming the reorganization of your fund qualifies for such treatment, you will not recognize a gain or loss for federal income tax purposes as a direct result of the reorganization. As a condition to the closing of the reorganization, your fund will receive an opinion of Ropes & Gray LLP to the effect that the reorganization will qualify for such treatment. Opinions of counsel are not binding on the Internal Revenue Service or the courts. A portion of the portfolio assets of the Legg Mason Western Asset Global Inflation Management Fund may be sold in connection with its Reorganization; net gains realized as a result of such sales will be distributed to shareholders of that fund as taxable dividends. You should talk to your tax adviser about any state, local and other tax consequences of your fund’s reorganization.

Q.	WHAT HAPPENS IF SHAREHOLDERS OF ONE FUND APPROVE ITS REORGANIZATION, WHILE SHAREHOLDERS OF THE OTHER FUNDS DO NOT?

A. None of the proposed reorganizations is contingent upon the approval of any other reorganization. Thus, if shareholders of your fund approve the reorganization of your fund, your fund will be reorganized into the applicable Acquiring Fund even if shareholders of the other funds do not approve the reorganization of their funds.

Q.	WHO WILL PAY FOR THE REORGANIZATION?

A. Your fund and your fund’s manager will each be responsible for 50% of the fees, costs and expenses allocated to your fund that are solely and directly related to the reorganization (“Reorganization Costs”). The Acquiring Fund’s manager will be responsible for 100% of the fees, costs and expenses allocated to the Acquiring Fund that are solely and directly related to the reorganization. Transaction costs, if any, associated with repositioning a fund’s portfolio in connection with the reorganization will be borne by that fund before the reorganization.

Legg Mason Western Asset Core Bond Fund into Western Asset Core Bond Fund

Estimated costs of the reorganization have been allocated between your fund and the Acquiring Fund as follows: Legal—your fund: $90,000, the Acquiring Fund: $90,000; Audit—your fund: $5,000, the Acquiring Fund: $5,000; and printing, postage, proxy out-of-pocket costs and proxy solicitation, mailing, reporting and tabulation costs (approximately $104,300)—all allocated to your fund. These amounts are estimates and actual expenses incurred by your fund could vary from these estimates.

Legg Mason Western Asset Core Plus Bond Fund into Western Asset Core Plus Bond Fund

Estimated costs of the reorganization have been allocated between your fund and the Acquiring Fund as follows: Legal—your fund: $90,000, the Acquiring Fund: $90,000; Audit—your fund: $5,000, the Acquiring Fund: $5,000; and printing, postage, proxy out-of-pocket costs and proxy solicitation, mailing, reporting and tabulation costs (approximately $55,100)—all allocated to your fund. These amounts are estimates and actual expenses incurred by your fund could vary from these estimates.

7

Legg Mason Western Asset Global Inflation Management Fund into Western Asset Inflation Indexed Plus Bond Fund

Estimated costs of the reorganization have been allocated between your fund and the Acquiring Fund as follows: Legal—your fund: $90,000, the Acquiring Fund: $90,000; Audit—your fund: $5,000, the Acquiring Fund: $5,000; and printing, postage, proxy out-of-pocket costs and proxy solicitation, mailing, reporting and tabulation costs (approximately $18,700)—all allocated to your fund. These amounts are estimates and actual expenses incurred by your fund could vary from these estimates.

Q.	HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A. The Board recommends that you vote FOR the reorganization of your fund.

Q.	WHAT HAPPENS IF THE REORGANIZATION IS NOT APPROVED?

A. If the shareholders of your fund do not approve the reorganization of your fund, then you will remain a shareholder of your fund.

Q.	I AM AN INVESTOR WHO HOLDS A SMALL NUMBER OF SHARES. WHY SHOULD I VOTE?

A. Your vote makes a difference. If many shareholders like you fail to vote their proxies, your fund may not receive enough votes to go forward with the shareholder meeting, and additional costs will be incurred to solicit additional proxies.

Q.	WHEN IS THE REORGANIZATION OF MY FUND EXPECTED TO HAPPEN?

A. If shareholders approve the reorganization of your fund, the reorganization of your fund is expected to occur on or about October 5, 2012.

Q.	HOW CAN I VOTE OR AUTHORIZE A PROXY TO VOTE?

A. In addition to voting in person at the Meeting or authorizing a proxy to vote by mail by returning the enclosed proxy card, you also may authorize a proxy to vote by either touch-tone telephone or online via the Internet, as follows:

To authorize a proxy to vote by touch-tone telephone:	To authorize a proxy to vote by Internet:
(1) Read the Proxy Statement/Prospectus and have your Proxy Card at hand.	(1) Read the Proxy Statement/Prospectus and have your Proxy Card at hand.

(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.

(3) Enter the control number set out on the Proxy Card and follow the simple instructions.	(3) Enter the control number set out on the Proxy Card and follow the simple instructions.

Q.	WHO GETS TO VOTE?

A. If you owned shares of your fund at the close of business on June 22, 2012, you are entitled to vote those shares, even if you are no longer a shareholder of the fund.

Q.	WHOM DO I CALL IF I HAVE QUESTIONS?

A. If you need more information or have any questions about how to authorize a proxy to cast your vote, please call Computershare Fund Services, your fund’s proxy solicitor, at 1-888-985-2050.

Your vote is important. Please authorize a proxy to vote promptly to avoid the additional expense of another solicitation.

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LEGG MASON PARTNERS INCOME TRUST

a Maryland statutory trust

Legg Mason Western Asset Core Bond Fund

Legg Mason Western Asset Core Plus Bond Fund

Legg Mason Western Asset Global Inflation Management Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 28, 2012

Please take notice that a Special Meeting of Shareholders (the “Meeting”) of each of the above-referenced Funds (each, a “Target Fund”), will be held at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018, on September 28, 2012, at 10:00 a.m., Eastern time, for the following purposes:

PROPOSAL:	To consider and vote upon the Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets of a Target Fund, in exchange for the assumption of all of the liabilities of a Target Fund and for shares of the Acquiring Fund listed opposite its name in the following chart, to be distributed to the shareholders of the Target Fund and (ii) the subsequent termination of the Target Fund.

Target Fund	Acquiring Fund
Legg Mason Western Asset Core Bond Fund	Western Asset Core Bond Fund
Legg Mason Western Asset Core Plus Bond Fund	Western Asset Core Plus Bond Fund
Legg Mason Western Asset Global Inflation Management Fund	Western Asset Inflation Indexed Plus Bond Fund

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof.

Shareholders of record of the Target Fund at the close of business on June 22, 2012 are entitled to notice of, and to vote at, the Meeting and at any adjournments or postponements thereof.

YOUR VOTE ON THIS MATTER IS IMPORTANT. PLEASE AUTHORIZE A PROXY TO VOTE YOUR SHARES PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE OR BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO AUTHORIZE A PROXY TO VOTE YOUR SHARES BY TELEPHONE OR OVER THE INTERNET.

By order of the Board of Trustees,

Robert I. Frenkel

Secretary

Legg Mason Partners Income Trust

[            ], 2012

11

The information in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED [    ], 2012

PROXY STATEMENT/PROSPECTUS

[            ], 2012

PROXY STATEMENT FOR:

LEGG MASON PARTNERS INCOME TRUST

Legg Mason Western Asset Core Bond Fund

Legg Mason Western Asset Core Plus Bond Fund

Legg Mason Western Asset Global Inflation Management Fund

(each, a “Target Fund,” and, together, the “Target Funds”)

55 Water Street

New York, New York 10041

1-877-721-1926

PROSPECTUS FOR:

WESTERN ASSET FUNDS, INC.

Western Asset Core Bond Fund

Western Asset Core Plus Bond Fund

Western Asset Inflation Indexed Plus Bond Fund

(each, an “Acquiring Fund,” and, together, the “Acquiring Funds”)

(each a “Fund” and, together, the “Funds”)

100 International Drive

Baltimore, Maryland 21202

1-410-539-0000

This combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of the Target Funds for a joint Special Meeting of Shareholders of the Target Funds (the “Meeting”). The Meeting is scheduled to be held on September 28, 2012, at 10:00 a.m., Eastern time, at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018. At the Meeting, shareholders of each Target Fund as of the close of business on June 22, 2012 (the “Record Date”) will be asked to consider and act upon the following proposal:

PROPOSAL:	To consider and vote upon the Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets of a Target Fund, in exchange for the assumption of all of the liabilities of a Target Fund and for shares of the Acquiring Fund listed opposite its name in the following chart, to be distributed to the shareholders of the Target Fund and (ii) the subsequent termination of the Target Fund.

Target Fund	Acquiring Fund
Legg Mason Western Asset Core Bond Fund	Western Asset Core Bond Fund
Legg Mason Western Asset Core Plus Bond Fund	Western Asset Core Plus Bond Fund
Legg Mason Western Asset Global Inflation Management Fund	Western Asset Inflation Indexed Plus Bond Fund

Each Reorganization Agreement contemplates the transfer of all of the assets of a Target Fund to the corresponding Acquiring Fund and the assumption of the Target Fund’s liabilities by the corresponding Acquiring Fund in exchange for full and fractional shares of the Target Fund. Such Target Fund would then distribute to its shareholders the portion of the shares of the corresponding Acquiring Fund to which each such shareholder is entitled, with each shareholder receiving shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of such Target Fund held by that shareholder as of the close of business on the day of the closing of the Reorganization. To facilitate the Reorganization, the net asset value of the shares of the Target Fund that you own on the date of the Reorganization will be computed using the valuation procedures established by the Acquiring Fund’s Board for valuing the Acquiring Fund’s assets. As a result of using the Acquiring Fund’s valuation procedures, your Target Fund’s net asset value per share will be lower than it would be if your Target Fund’s valuation procedures were used. See “Information about the Proposed Reorganizations—The Reorganization Agreement” below for additional information. Thereafter, such Target Fund would be terminated.

As a shareholder of a Target Fund, you are being asked to consider and vote upon the approval of the Reorganization Agreement pursuant to which the Reorganization of such Target Fund would be accomplished. Because the Reorganization will result in shareholders of such Target Fund holding shares of the corresponding Acquiring Fund, this Proxy Statement also serves as a Prospectus for the corresponding Acquiring Fund.

If the Reorganization of a Target Fund is approved, the shareholders of such Target Fund will receive full and fractional shares of the corresponding class of the corresponding Acquiring Fund according to the following charts:

Legg Mason Western Asset Core Bond Fund into Western Asset Core Bond Fund

Target Fund—Share Class Exchanged	Acquiring Fund—Share Class Received*
Class A	Class A
Class B**	Class A
Class C***	Class C1
Class R	Class R
Class R1****	Class C

*	The Acquiring Fund also offers Class FI, Class I and Class IS shares. These classes are not offered by this Proxy Statement/Prospectus.

**	Class B shares of the Target Fund will be reclassified as Class A shares of the Target Fund prior to the Reorganization.

***	Class C shares of the Target Fund will be reclassified as Class C1 shares of the Target Fund prior to the Reorganization.

****	Class R1 shares of the Target Fund will be reclassified as new Class C shares of the Target Fund prior to the Reorganization.

Legg Mason Western Asset Core Plus Bond Fund into Western Asset Core Plus Bond Fund

Target Fund—Share Class Exchanged	Acquiring Fund—Share Class Received*
Class A	Class A
Class B**	Class A
Class C***	Class C1
Class I	Class I
Class R	Class R
Class R1****	Class C

*	The Acquiring Fund also offers Class FI and Class IS shares. These classes are not offered by this Proxy Statement/Prospectus.

**	Class B shares of the Target Fund will be reclassified as Class A shares of the Target Fund prior to the Reorganization.

***	Class C shares of the Target Fund will be reclassified as Class C1 shares of the Target Fund prior to the Reorganization.

****	Class R1 shares of the Target Fund will be reclassified as new Class C shares of the Target Fund prior to the Reorganization.

Legg Mason Western Asset Global Inflation Management Fund into Western Asset Inflation Indexed Plus Bond Fund

Target Fund—Share Class Exchanged	Acquiring Fund—Share Class Received*
Class A	Class A
Class C**	Class C1
Class R1***	Class C

*	The Acquiring Fund also offers Class FI, Class R, Class I and Class IS shares. These classes are not offered by this Proxy Statement/Prospectus.

**	Class C shares of the Target Fund will be reclassified as Class C1 shares of the Target Fund prior to the Reorganization.

***	Class R1 shares of the Target Fund will be reclassified as new Class C shares of the Target Fund prior to the Reorganization.

No sales charge will be imposed on the shares of the Acquiring Funds received by Target Funds’ shareholders in connection with the Reorganization. For more information about the classes of shares offered by each of the Funds, see “Summary—Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” and “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in this Proxy Statement/Prospectus.

The Reorganization is being structured as a tax-free reorganization for federal income tax purposes. See “Information about the Proposed Reorganizations—Federal Income Tax Consequences” below. Shareholders should consult their tax advisers to determine the actual impact of the Reorganization in light of their individual tax circumstances.

Each Target Fund is a separate series of a registered open-end management investment company organized as a Maryland statutory trust. Each Acquiring Fund is a separate series of a registered open-end management investment company organized as a Maryland corporation. The investment objectives and principal investment strategies of each Target Fund are generally similar to those of the corresponding Acquiring Fund. There are certain differences, however, in investment objectives, policies, strategies and certain risks. Please see “Comparison of Investment Objectives, Strategies and Certain Risks of Investing in the Funds” in this Proxy Statement/Prospectus.

This Proxy Statement/Prospectus, which you should retain for future reference, sets forth concisely the information about each Acquiring Fund that a prospective investor should know before investing. A Statement of Additional Information (the “Reorganization SAI”) dated [ ], 2012, relating to this Proxy Statement/Prospectus and the Reorganization has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the Reorganization SAI is available upon request and without charge by writing to the applicable Acquiring Fund at the address listed above or calling Legg Mason at 1-877-721-1926.

For more information regarding the Funds, see the current prospectuses of the Funds (the “Prospectuses”) and statements of additional information of the Funds (the “Fund SAIs”) filed with the SEC on the dates as listed in Appendix A. The Prospectuses and Fund SAIs of the Target Funds are incorporated into this Proxy Statement/Prospectus by reference. The Prospectuses of the Acquiring Funds are not being incorporated by reference.

The audited financial statements and related independent registered public accounting firm’s report for each Target Fund contained in their annual reports for the fiscal year ended July 31, 2011 (or October 31, 2011 in the case of Legg Mason Western Asset Global Inflation Management Fund) are incorporated herein by reference. The unaudited financial statements for each Target Fund contained in their semi-annual reports for the period ended January 31, 2012 (or April 30, 2012 in the case of Legg Mason Western Asset Global Inflation Management Fund) are incorporated herein by reference. You may receive without charge a copy of the Prospectuses, Fund SAIs, and annual and semi-annual report for each Fund by calling Legg Mason at 1-877-721-1926, or by writing the Funds at c/o Legg Mason & Co., LLC, 100 International Drive, Baltimore, Maryland 21202.

The financial highlights for each Acquiring Fund contained in its respective annual report to shareholders for the period ended December 31, 2011 are attached to this Proxy Statement/Prospectus as Appendix E1, Appendix E2 and Appendix E3. In addition, you can copy and review this Proxy Statement/Prospectus and the complete filing on Form N-14 containing the Proxy Statement/Prospectus and any of the above-referenced documents at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, 100 F Street, N.E., Washington, DC 20549.

A copy of the form of Reorganization Agreement pertaining to each Reorganization accompanies this Proxy Statement/Prospectus as Appendix B.

The information contained herein concerning the Target Funds has been provided by, and is included herein in reliance upon, the Target Funds. The information contained herein concerning the Acquiring Funds has been provided by, and is included herein in reliance upon, the Acquiring Funds.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

v

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Reorganization Agreements, the form of which is attached to this Proxy Statement/Prospectus as Appendix B.

Proposed Reorganization

At a meeting held on May 25, 2012, the Board of the Target Funds, including the Board members who are not “interested persons” of the Funds under the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Board Members”), approved the Reorganization Agreements. Each Reorganization Agreement provides for:

1. the transfer of all of the assets of a Target Fund to the corresponding Acquiring Fund and the assumption of the Target Fund’s liabilities in exchange for full and fractional shares of the corresponding Acquiring Fund;

2. the distribution of shares of the corresponding Acquiring Fund to the shareholders of such Target Fund; and

3. the termination of such Target Fund.

Each Reorganization Agreement is subject to approval by the shareholders of the respective Target Fund. Each Reorganization, if approved by shareholders of the respective Target Fund, is scheduled to be effective as of the close of business on October 5, 2012, or on such later date as the parties may agree (“Closing Date”).

As a result of the Reorganizations, each shareholder of each Target Fund will become the owner of the number of full and fractional shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Target Fund shares as of the close of business on the Closing Date. To facilitate the Reorganization, the net asset value of the shares of the Target Fund that you own on the date of the Reorganization will be computed using the valuation procedures established by the Acquiring Fund’s Board for valuing the Acquiring Fund’s assets. As a result of using the Acquiring Fund’s valuation procedures, your fund’s net asset value per share will be lower than it would be if your fund’s valuation procedures were used. The impact of these valuation differences is currently estimated to be less than two-tenths of one percent per share for each reorganization based on fund assets as of May 25, 2012, although the actual impact could be different at the time a reorganization is consummated. See “Information about the Proposed Reorganizations—The Reorganization Agreement” below for additional information. For more information about the classes of shares offered by the Funds, see “Summary—Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” below and “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” below.

For the reasons set forth below in “Information about the Proposed Reorganizations—Reasons for the Reorganizations and Board Considerations,” the Board of the Target Funds, including the Independent Board Members, has concluded that participation in the Reorganizations of the Target Funds is in the best interests of the Target Funds and that the interests of the Target Funds’ existing shareholders would not be diluted as a result of the Reorganizations. The Board, therefore, is hereby submitting each Reorganization Agreement to the shareholders of the respective Target Fund and recommending that shareholders of such Target Fund vote “FOR” the Reorganization Agreement effecting the Reorganization. The Board of the Acquiring Funds has also approved the Reorganizations on behalf of the Acquiring Funds.

Approval of the Reorganization of each Target Fund will require the affirmative vote of a majority of the outstanding voting securities of such Target Fund, as defined in the 1940 Act. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the voting power of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of such Target Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of such Target Fund. See “Additional Information about the Target Funds and the Acquiring Funds—Voting Information” below.

As a condition to the closing of each Reorganization, each party to the respective Agreement and Plan of Reorganization (other than Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”)), must receive an opinion of Ropes & Gray LLP, counsel to the Acquiring Funds, to the effect that such Reorganization will be treated as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, subject to the limited exceptions described below under the heading “Information about the Proposed Reorganizations—Federal Income Tax Consequences,” it is expected that neither a Target Fund nor its shareholders will recognize gain or loss as a direct result of the respective Reorganization, and that the aggregate tax basis of the corresponding Acquiring Fund shares received by each shareholder of such Target Fund will be the same as the aggregate tax basis of such shareholder’s Target Fund shares. For more information about the federal income tax consequences of the Reorganizations, see “Information about the Proposed Reorganizations—Federal Income Tax Consequences” below.

In the Reorganization of Legg Mason Western Asset Global Inflation Management Fund into Western Asset Inflation Indexed Plus Bond Fund, it is expected that the Target Fund will sell portfolio assets in connection with the Reorganization. The tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s tax basis in such assets. Any net capital gains recognized on these sales, after the application of any available capital loss carryovers, will be distributed to the Target Fund shareholders as capital gain dividends (to the extent of net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss) and/or ordinary dividends (to the extent of the excess of net short-term capital gain over net long-term capital loss) during or with respect to the Target Fund’s taxable year that ends on the Closing Date, and any such distributions will be taxable to shareholders. The transaction costs associated with repositioning the Target Fund’s portfolio in connection with the Reorganization are expected to be borne by the Target Fund before the Reorganization.

In the Reorganization of Legg Mason Western Asset Core Bond Fund into Western Asset Core Bond Fund and Legg Mason Western Asset Core Plus Bond Fund into Western Asset Core Plus Bond Fund, it is not currently anticipated that it will be necessary to dispose of portfolio securities to effect the Reorganizations. Accordingly, as of the date hereof, each of the Target Funds is not expected to recognize material capital gains or incur material transaction costs as a result of repositioning its portfolio in connection with the Reorganization, except for potential security transfer costs, as discussed under Portfolio Securities—Costs Associated with the Transfer of Certain Securities. However, it is possible that some of the portfolio assets of the Target Fund may be sold prior to or following the Reorganization. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities of the Target Fund may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold and the Acquiring Fund’s ability to use any available loss carryovers. Any transaction costs associated with repositioning the Target Fund’s portfolio in connection with its Reorganization will be borne by the Target Fund.

Certain Defined Terms Used in this Proxy Statement/Prospectus

Each Target Fund is a series of a Maryland statutory trust, and each Acquiring Fund is a series of a Maryland corporation. For ease of reference and clarity of presentation, shares of common stock of the Acquiring Funds and shares of beneficial interest of the Target Funds are hereinafter referred to as “shares,” holders of shares are hereinafter referred to as “shareholders,” the Board of Directors overseeing the Acquiring Funds is referred to herein as the “Acquiring Funds’ Board” and the Board of Trustees overseeing the Target Fund is referred to herein as the “the Target Funds’ Board” (and, together, the “Boards”).

Comparison of Investment Objectives and Principal Investment Strategies

This section will help you compare the investment objectives and principal investment strategies of each Target Fund and the corresponding Acquiring Fund. Please be aware that this is only a brief discussion. More detailed comparisons of the Funds, including risks, and a chart providing a side-by-side comparison of the Funds and their investment objectives, principal investment strategies and management, appear below in this Proxy Statement/Prospectus. The investment objectives and principal investment strategies of each Acquiring Fund will apply to the respective combined Funds following the Reorganizations. More information can be found in each Fund’s Prospectus and SAI.

The investment objectives, principal investment strategies and related policies of each Target Fund are similar to those of the corresponding Acquiring Fund. There are, however, certain differences in investment objectives, principal investment policies and strategies, and certain risks between each Target Fund and the corresponding Acquiring Fund. The following charts provide a brief summary of some of the notable information regarding the Funds, including certain differences, as considered by the Boards.

Legg Mason Western Asset Core Bond Fund into Western Asset Core Bond Fund

	Target Fund	Acquiring Fund
Investment Objective	The fund seeks to maximize total return consisting of capital appreciation and income. The fund’s investment objective may be changed without shareholder approval.	Maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified below (described in the prospectus as being expected to range within 20% of the average duration of the domestic bond market as a whole as measured by Western Asset, generally 3–7 years). The fund’s investment objective may not be changed without shareholder approval.

Principal Investment Strategy	Under normal circumstances, the fund invests at least 80% of its assets in debt and fixed income securities of various maturities.	The fund invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities.

Duration	The average effective duration of the fund is generally expected to range within 20% of the duration of the domestic bond market as a whole, typically 3 to 6 years, depending on the portfolio managers’ expectation regarding interest rates.	Under normal market conditions the target dollar-weighted average effective duration for the fund is expected to range within 20% of the average duration of the domestic bond market as a whole as measured by Western Asset (generally, this range is 3–7 years).

Non-U.S. Dollar Investments	No corresponding limitation.	The fund presently intends to limit its investments to U.S. dollar denominated securities.

Non-U.S. Issuers	No corresponding limitation.	The fund may invest up to 25% of its total assets in the securities of non-U.S. issuers.

Legg Mason Western Asset Core Plus Bond Fund into Western Asset Core Plus Bond Fund

	Target Fund	Acquiring Fund
Investment Objective	The fund seeks maximum total return consisting of capital appreciation and income, consistent with the preservation of capital.	Maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified below.

Principal Investment Strategy	Under normal circumstances, the fund invests at least 80% of its assets in investment grade fixed income securities of U.S. issuers.	The fund invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities.

	Target Fund	Acquiring Fund
Duration	The average effective duration of the fund is generally expected to be 3 to 6 years, depending on the portfolio managers’ expectation regarding interest rates.	Under normal market conditions the target dollar-weighted average effective duration for the fund is expected to range within 30% of the average duration of the domestic bond market as a whole as measured by Western Asset (generally, this range is 2.5–7 years).

Below Investment Grade Securities/ Foreign Investments/ Emerging Market Investments	The fund may invest up to 20% of its assets in below investment grade securities (that is, securities rated below Baa/BBB) or if unrated, determined to be of comparable credit quality by a subadviser, and in securities issued by foreign issuers, such as foreign corporate debt and sovereign debt, including up to 10% of its assets in securities issued by issuers in emerging market countries.	Up to 20% of the fund’s net assets may be invested in debt securities that are not rated Baa or BBB or above at the time of purchase by one or more NRSROs or, if unrated, securities of comparable quality at the time of purchase (as determined by a subadviser). The fund may invest up to 25% of its total assets in the securities of non-U.S. issuers. No specific limitation on securities issued by issuers in emerging markets countries.

Legg Mason Western Asset Global Inflation Management Fund into Western Asset Inflation Indexed Plus Bond Fund

	Target Fund	Acquiring Fund
Investment Objective	The fund seeks total return as a primary investment objective. The fund’s secondary investment objective is current income.	Maximize total return, consistent with preservation of capital.

Principal Investment Strategy	The fund invests, under normal circumstances, at least 80% of its assets in inflation-indexed or inflation-protected securities issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations that are structured to provide protection against inflation, as well as certain other fixed income securities that the portfolio managers believe will provide protection against inflation, including floating rate and other short duration securities.	Under normal market conditions, the fund invests at least 80% of its net assets in inflation-indexed fixed income securities and at least 70% of its net assets in U.S. Treasury Inflation Protected Securities.

Foreign Investments	The fund may invest without limit in foreign securities.	No stated limitation, however under normal market conditions the fund invests at least 70% of its net assets in U.S. Treasury Inflation Protected Securities.

Non-U.S. Dollar Investments	The fund may invest without limit in securities denominated either in U.S. dollars or foreign currencies.

Under normal market conditions, at the time of purchase:

•      no more than 20% of the fund’s net assets may be invested in non-U.S. dollar denominated inflation indexed securities

•      no more than 10% of the fund’s net assets may be invested in un-hedged non-U.S. dollar denominated securities

	Target Fund	Acquiring Fund
Duration	The dollar-weighted average effective duration of the fund’s portfolio, as estimated by the fund’s subadvisers, is generally expected to range between three and twenty years depending on the subadvisers’ forecast for interest rates and yields. If the fund’s effective duration falls outside of this range, the fund will take action to bring it within its expected range within a reasonable period of time.	The target dollar-weighted average effective duration of the fund is expected to range within 3 years of that of its benchmark, the Barclays Capital U.S. TIPS Index. Therefore, the range within which the dollar weighted average effective duration of the fund is expected to fluctuate is 6–12 years, although this may vary.

Credit Quality	The fund focuses on investment grade securities (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by a subadviser), but may invest up to 20% of its assets in below investment grade securities.	The fund is expected to maintain a dollar-weighted average credit quality of at least A/A.

Use of Credit Default Swaps	No corresponding policy.	The fund intends to sell protection in connection with credit default swaps relating to corporate debt securities. It is currently expected that the notional amount of the credit default swaps will not exceed 40% of the fund’s net assets, although such exposure may exceed 40% from time to time.

Below Investment Grade Securities/ Emerging Markets Investments/Loan Participations and Assignments	No corresponding policies involving loan participations and assignments. The fund has a 10% limit on emerging market securities and 20% limit on below investment grade securities.

Under normal market conditions, at the time of purchase:

•     no more than 20% of the fund’s net assets may be invested in a combination of high yield securities, emerging market securities and loan participations and assignments

•     no more than 10% of the fund’s net assets may be invested in high yield securities

•     no more than 10% of the fund’s net assets may be invested in loan participations and assignments

Effect on Expenses

This section summarizes the effect of each Reorganization on the fees and expenses of the applicable Target Fund shareholders as a result of that Reorganization. Class A, Class C, Class C1 and Class R shares of each Acquiring Fund (as applicable) are newly offered share classes, therefore certain expenses are estimated based on the current fiscal year—actual expenses may differ from estimates.

Legg Mason Western Asset Core Bond Fund into Western Asset Core Bond Fund

Prior to the Reorganization, Class B shares of the Target Fund will be reclassified as Class A shares of the Target Fund so that Class B shareholders will receive Class A shares of the Acquiring Fund in the Reorganization. Prior to the Reorganization, Class C shares of the Target Fund will be reclassified as Class C1 shares of the Target Fund so that Class C shareholders will receive Class C1 shares of the Acquiring Fund in the Reorganization. Prior to the Reorganization, Class R1 shares of the Target Fund will be reclassified as new Class C shares of the Target Fund so that Class R1 shareholders will receive Class C shares of the Acquiring Fund in the Reorganization. Class A and Class R shareholders of the Target Fund will receive Class A and Class R shares of the Acquiring Fund, respectively, in the Reorganization.

As a result of the Reorganization, Total Annual Fund Operating Expenses for the Target Fund are expected to be reduced as follows without taking into account existing fee waiver/expense reimbursement arrangements, if any: Class A from 1.00% to 0.84%; Class B (to be reclassified Class A) from 1.61% to 0.84%; Class C (to be reclassified Class C1) from 1.42% to 1.25%; Class R from 1.65% to 1.14% and Class R1 (to be reclassified Class C) from 1.83% to 1.59%. Taking into account existing fee waiver/expense reimbursement arrangements that are expected to reduce the expense ratio(s) of one or more classes, Total Annual Operating Expenses for the Target Fund are expected to be reduced as follows: Class R from 1.40% to 1.14%.

The Acquiring Fund’s management fee schedule is lower than the Target Fund’s management fee schedule. The Target fund pays a management fee as follows: 0.550% on assets up to and including $1 billion; 0.525% on the next $1 billion of assets; 0.500% on the next $3 billion of assets; 0.475% on the next $5 billion of assets; and 0.450% on assets over $10 billion. The Acquiring Fund pays a management fee as follows: 0.45% of the first $500 million of average net assets, 0.425% of the next $500 million of average net assets and 0.40% of average net assets over $1 billion. Accordingly, based on current asset levels, the effective management fee paid by the Target Fund’s shareholders is expected to be reduced from 0.55% to 0.41% as a result of the Reorganization.

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) of the Acquiring Fund and operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) of the Target Fund so that total annual operating expenses are not expected to exceed the amounts shown in the table below. These arrangements cannot be terminated prior to December 31, 2013 without the applicable Board’s consent for the Target Fund and Acquiring Fund. For the Acquiring Fund, the manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described in the table below. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual expenses exceeding this limit or any other lower limit then in effect. The manager may waive additional fees and/or reimburse additional operating expenses to the extent required by applicable law. These arrangements for the Acquiring Fund would apply to the combined fund if the Reorganization is consummated. For the Target Fund, the manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits shown in the table below.

Target Fund Share Class Expense Limitation	Acquiring Fund Share Class Expense Limitation
Class A: n/a	Class A: 0.90%
Class B: n/a	Class A: 0.90%
Class C: n/a	Class C1: 1.42%
Class R: 1.40%	Class R: 1.15%
Class R1: 1.90%	Class C: 1.65%

Legg Mason Western Asset Core Plus Bond Fund into Western Asset Core Plus Bond Fund

Prior to the Reorganization, Class B shares of the Target Fund will be reclassified as Class A shares of the Target Fund so that Class B shareholders will receive Class A shares of the Acquiring Fund in the Reorganization. Prior to the Reorganization, Class C shares of the Target Fund will be reclassified as Class C1 shares of the Target Fund so that Class C shareholders will receive Class C1 shares of the Acquiring Fund in the Reorganization. Prior to the Reorganization, Class R1 shares of the Target Fund will be reclassified as new Class C shares of the Target Fund so that Class R1 shareholders will receive Class C shares of the Acquiring Fund in the Reorganization. Class A, Class I and Class R shareholders of the Target Fund will receive Class A, Class I and Class R shares of the Acquiring Fund, respectively, in the Reorganization.

As a result of the Reorganization, Total Annual Fund Operating Expenses for the Target Fund are expected to be reduced as follows without taking into account existing fee waiver/expense reimbursement arrangements, if any: Class A from 1.11% to 0.83%; Class B (to be reclassified Class A) from 1.85% to 0.83%; Class C (to be reclassified Class C1) from 1.57% to 1.24%; Class R1 (to be reclassified Class C) from 1.96% to 1.58%; Class I from 1.10% to 0.45%; and Class R from 1.57% to 1.13%. Taking into account existing fee waiver/expense reimbursement arrangements that are expected to reduce the expense ratio(s) of one or more classes, Total Annual Operating Expenses for the Target Fund are expected to be reduced as follows: Class A from 1.01% to 0.83%; Class B (to be reclassified Class A) from 1.57% to 0.83%; Class C (to be reclassified Class C1) from 1.51% to 1.24%; Class I from 0.65% to 0.45%; and Class R from 1.30% to 1.13%.

The Acquiring Fund’s management fee schedule is lower than the Target Fund’s management fee schedule. The Target Fund pays a management fee as follows: 0.65% on assets up to and including $500 million; and 0.60% on assets over $500 million. The Acquiring Fund pays a management fee as follows: 0.45% of the first $500 million of average net assets, 0.425% of the next $500 million of average net assets and 0.40% of average net assets over $1 billion. Accordingly, based on current asset levels, the effective management fee paid by the Target Fund’s shareholders is expected to be reduced from 0.65% to 0.40% as a result of the Reorganization.

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) of the Acquiring Fund and operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) of the Target Fund so that total annual operating expenses are not expected to exceed the amounts shown in the table below. These arrangements cannot be terminated prior to December 31, 2013 without the applicable Board’s consent for the Target Fund and Acquiring Fund. For the Acquiring Fund, the manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described in the table below. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual expenses exceeding this limit or any other lower limit then in effect. The manager may waive additional fees and/or reimburse additional operating expenses to the extent required by applicable law. These arrangements for the Acquiring Fund would apply to the combined fund if the Reorganization is consummated. For the Target Fund, the manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits shown in the table below.

Target Fund Share Class Expense Limitation	Acquiring Fund Share Class Expense Limitation
Class A: 1.01%	Class A: 0.90%
Class B: 1.57%	Class A: 0.90%
Class C: 1.51%	Class C1: 1.51%
Class I: 0.65%	Class I: n/a
Class R: 1.30%	Class R: 1.15%
Class R1: 2.00%	Class C: 1.65%

Legg Mason Western Asset Global Inflation Management Fund into Western Asset Inflation Indexed Plus Bond Fund

Prior to the Reorganization, Class C shares of the Target Fund will be reclassified as Class C1 shares of the Target Fund so that Class C shareholders will receive Class C1 shares of the Acquiring Fund in the Reorganization. Prior to the Reorganization, Class R1 shares of the Target Fund will be reclassified as new Class C shares of the Target Fund so that Class R1 shareholders will receive Class C shares of the Acquiring Fund in the Reorganization. Class A shareholders of the Target Fund will receive Class A shares of the Acquiring Fund in the Reorganization.

As a result of the Reorganization, Total Annual Fund Operating Expenses for the Target Fund are expected to be reduced as follows without taking into account existing fee waiver/expense reimbursement arrangements, if any: Class A from 1.27% to 0.65%; Class C (to be reclassified Class C1) from 1.84% to 1.27%; and Class R1 (to be reclassified Class C) from 2.08% to 1.40%. Taking into account existing fee waiver/expense reimbursement arrangements that are expected to reduce the expense ratio(s) of one or more classes, Total Annual Operating Expenses for the Target Fund are expected to be reduced as follows: Class A from 0.90% to 0.65%; Class C (to be reclassified Class C1) from 1.40% to 1.27%; and class R1 (to be reclassified Class C) from 1.65% to 1.40%.

Based on current asset levels, the management fee paid by the Target Fund’s shareholders is expected to be reduced from 0.55% to 0.20%. The Acquiring Fund pays a fixed management fee of 0.20%. The Target Fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.550% on assets up to and including $1 billion; 0.525% on assets over $1 billion and up to and including $2 billion; 0.500% on assets over $2 billion and up to and including $5 billion; 0.475% on assets over $5 billion and up to and including $10 billion; and 0.450% on assets over $10 billion.

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, taxes, extraordinary expenses, deferred organizational expenses and brokerage commissions) of the Acquiring Fund and operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) of the Target Fund so that total annual operating expenses are not expected to exceed the amounts shown in the table below. These arrangements cannot be terminated prior to December 31, 2013 without the applicable Board’s consent for the Target Fund and Acquiring Fund. For the Acquiring Fund, the manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described in the table below. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual expenses exceeding this limit or any other lower limit then in effect. The manager may waive additional fees and/or reimburse additional operating expenses to the extent required by applicable law. These arrangements for the Acquiring Fund would apply to the combined fund if the Reorganization is consummated. For the Target Fund, the manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits shown in the table below.

Target Fund Share Class Expense Limitation	Acquiring Fund Share Class Expense Limitation
Class A: 0.90%	Class A: 0.90%
Class C: 1.40%	Class C1: 1.40%
Class R1: 1.65%	Class C: 1.65%

Comparison of Fees and Expenses

The tables below compare the fees and expenses of each class of shares of each Target Fund, which are taken from each respective Target Fund’s current prospectus, dated as of December 1, 2011 (February 29, 2012 for Legg Mason Western Asset Global Inflation Management Fund), as supplemented or amended through the date of this Proxy Statement/Prospectus, and the fees and expenses of each applicable class of each Acquiring Fund, which are taken from each respective Acquiring Fund’s current prospectus, dated as of May 1, 2012, as supplemented or amended through the date of this Proxy Statement/Prospectus. Class C1 shares of each Acquiring Fund are being newly offered in connection with the Reorganization; therefore, no pre-Reorganization fees and expenses are shown for that share class. The tables also show the estimated fees and expenses of each class of shares of each respective combined Fund, on a pro forma basis. As a general matter, changes (positive or negative) in a Fund’s expense ratio resulting from fluctuations in the Target Fund’s or Acquiring Fund’s net assets will be borne by the shareholders of the applicable Fund and the combined Fund. The actual fees and expenses of the Funds and the combined Fund as of the Closing Date may differ from those reflected in the tables below.

Legg Mason Western Asset Core Bond Fund into Western Asset Core Bond Fund

Class A Shares

	Pre-Reorganization
	Legg Mason Western Asset Core Bond Fund	Legg Mason Western Asset Core Bond Fund	Western Asset Core Bond Fund		Western Asset Core Bond Fund Pro Forma Combined Fund
	Class A	Class B*	Class A		Class A
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25%	None	4.25%		4.25%
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	4.50%	None		None
Small Account Fee(a)	$15	$15	$15		$15
Annual Fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
Management fees	0.55%	0.55%	0.42%		0.41%
Distribution and/or service (12b-1) fees	0.25%	0.75%	0.25%		0.25%
Other expenses	0.20%	0.31%	0.18	%(b)	0.18%

Total annual Fund operating expenses	1.00%	1.61%	0.85%		0.84%

*	Class B shares of the Target Fund will be reclassified as Class A shares of the Target Fund prior to the Reorganization, so that Class B shareholders of the Target Fund will receive Class A shares of the Acquiring Fund in the Reorganization.

(a)

If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

(b)	“Other expenses” are estimated for the current fiscal year. Actual expenses may differ from estimates.

The following examples help you compare the costs of investing in Class A and Class B shares of the Target Fund and Class A shares of the Acquiring Fund and the combined Fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

WITH REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Western Asset Core Bond Fund—Class A	$523	$731	$955	$1,600
Legg Mason Western Asset Core Bond Fund—Class B	$614	$808	$976	$1,748
Western Asset Core Bond Fund—Class A	$508	$685	$877	$1,430
Western Asset Core Bond Fund Pro Forma Combined Fund—Class A	$507	$682	$872	$1,419

WITHOUT REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Western Asset Core Bond Fund—Class A	$523	$731	$955	$1,600
Legg Mason Western Asset Core Bond Fund—Class B	$164	$508	$876	$1,748
Western Asset Core Bond Fund—Class A	$508	$685	$877	$1,430
Western Asset Core Bond Fund Pro Forma Combined Fund—Class A	$507	$682	$872	$1,419

Class C Shares

	Pre-Reorganization
	Legg Mason Western Asset Core Bond Fund	Western Asset Core Bond Fund	Western Asset Core Bond Fund Pro Forma Combined Fund
	Class C*	Class C1	Class C1
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	N/A	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase redemption)	1.00%	N/A	1.00%
Small account fee(a)	$15	N/A	$15
Annual Fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
Management fees	0.55%	N/A	0.41%
Distribution and/or service (12b-1) fees	0.70%	N/A	0.70%
Other expenses	0.17%	N/A	0.14%

Total annual Fund operating expenses	1.42%	N/A	1.25%

*	Class C shares of the Target Fund will be reclassified as Class C1 shares of the Target Fund effective August 1, 2012; former Class C shareholders of the Target Fund will receive Class C1 shares of the Acquiring Fund in the Reorganization.

(a)

If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

The following examples help you compare the costs of investing in Class C shares of the Target Fund and Class C1 shares of the Acquiring Fund and the combined Fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

WITH REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Western Asset Core Bond Fund—Class C	$245	$450	$777	$1,703
Western Asset Core Bond Fund—Class C1	N/A	N/A	N/A	N/A
Western Asset Core Bond Fund Pro Forma Combined Fund—Class C1	$227	$396	$686	$1,511

WITHOUT REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Western Asset Core Bond Fund—Class C	$145	$450	$777	$1,703
Western Asset Core Bond Fund—Class C1	N/A	N/A	N/A	N/A
Western Asset Core Bond Fund Pro Forma Combined Fund—Class C1	$127	$396	$686	$1,511

Class R Shares

	Pre-Reorganization
	Legg Mason Western Asset Core Bond Fund		Western Asset Core Bond Fund		Western Asset Core Bond Fund Pro Forma Combined Fund
	Class R		Class R		Class R
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None		None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase redemption)	None		None		None
Small account fee	None		None		None
Annual Fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
Management fees	0.55%		0.42%		0.41%
Distribution and/or service (12b-1) fees	0.50%		0.50%		0.50%
Other expenses	0.60%		0.23	%(a)	0.23%

Total annual Fund operating expenses	1.65%		1.15%		1.14%

Fees waived and/or expenses reimbursed	(0.25	)%(b)	—	(c)	— (c)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.40%		1.15%		1.14%

(a)	“Other expenses” are estimated for the current fiscal year. Actual expenses may differ from estimates.

(b)

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.40% for Class R shares. This arrangement is expected to continue until December 31, 2013 and cannot be terminated prior to that date without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’s total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s total annual operating expenses exceeding these limits.

(c)

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) so that total annual operating expenses are not expected to exceed 1.15% for Class R shares. This arrangement cannot be terminated prior to December 31, 2013 without the Board’s consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual expenses exceeding this limit or any other lower limit then in effect. The manager may waive additional fees and/or reimburse additional operating expenses to the extent required by applicable law.

The following examples help you compare the costs of investing in Class R shares of each Fund and the combined Fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

WITH OR WITHOUT REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Western Asset Core Bond Fund—Class R	$143	$471	$849	$1,911
Western Asset Core Bond Fund—Class R	$117	$365	$632	$1,398
Western Asset Core Bond Fund Pro Forma Combined Fund—Class R	$116	$362	$627	$1,384

Class R1 Shares

	Pre-Reorganization
	Legg Mason Western Asset Core Bond Fund		Western Asset Core Bond Fund		Western Asset Core Bond Fund Pro Forma Combined Fund
	Class R1*		Class C		Class C
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None		None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase redemption)	None		1.00%		1.00%
Small account fee(a)	None		$15		$15
Annual Fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
Management fees	0.55%		0.42%		0.41%
Distribution and/or service (12b-1) fees	1.00%		1.00%		1.00%
Other expenses	0.28	%(b)	0.18	%(b)	0.18%

Total annual Fund operating expenses	1.83%		1.60%		1.59%

*	Class R1 shares of the Target Fund will be reclassified as new Class C shares of the Target Fund effective August 1, 2012; former Class R1 shareholders of the Target Fund will receive Class C shares of the Acquiring Fund in the Reorganization.

(a)

If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

(b)	“Other expenses” are estimated for the current fiscal year. Actual expenses may differ from estimates.

The following examples help you compare the costs of investing in Class R1 shares of the Target Fund and Class C shares of the Acquiring Fund and the combined Fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

WITH REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Western Asset Core Bond Fund—Class R1	$186	$576	$991	$2,148
Western Asset Core Bond Fund—Class C	$263	$505	$871	$1,901
Western Asset Core Bond Fund Pro Forma Combined Fund—Class C	$262	$502	$866	$1,889

WITHOUT REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Western Asset Core Bond Fund—Class R1	$186	$576	$991	$2,148
Western Asset Core Bond Fund—Class C	$163	$505	$871	$1,901
Western Asset Core Bond Fund Pro Forma Combined Fund—Class C	$162	$502	$866	$1,889

Legg Mason Western Asset Core Plus Bond Fund into Western Asset Core Plus Bond Fund

Class A Shares

	Pre-Reorganization
	Legg Mason Western Asset Core Plus Bond Fund		Legg Mason Western Asset Core Plus Bond Fund		Western Asset Core Plus Bond Fund		Western Asset Core Plus Bond Fund Pro Forma Combined Fund
	Class A		Class B*		Class A		Class A
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25%		None		4.25%		4.25%
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None		4.50%		None		None
Small account fee(a)	$15		$15		$15		$15
Annual Fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
Management fees	0.65%		0.65%		0.40%		0.40%
Distribution and/or service (12b-1) fees	0.25%		0.75%		0.25%		0.25%
Other expenses	0.21%		0.45%		0.18	%(b)	0.18%

Total annual Fund operating expenses	1.11%		1.85%		0.83%		0.83%

Fees waived and/or expenses reimbursed	(0.10	)%(c)	(0.28	)%(c)	—	(d)	— (d)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.01%		1.57%		0.83%		0.83%

*	Class B shares of the Target Fund will be reclassified as Class A shares of the Target Fund prior to the Reorganization, so that Class B shareholders of the Target Fund will receive Class A shares of the Acquiring Fund in the Reorganization.

(a)

If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

(b)	“Other expenses” are estimated for the current fiscal year. Actual expenses may differ from estimates.

(c)

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.01% and 1.57% for Class A shares and Class B shares, respectively. This arrangement is expected to continue until December 31, 2013 and may be terminated prior to that date only by agreement of the manager and the Board of Trustees. The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s total annual operating expenses exceeding these limits.

(d)

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions taxes, extraordinary expenses and deferred organizational expenses) so that total annual operating expenses are not expected to exceed 0.90% for Class A shares. This arrangement cannot be terminated prior to December 31, 2013 without the Board’s consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual expenses exceeding this limit or any other lower limit then in effect. The manager may waive additional fees and/or reimburse additional operating expenses to the extent required by applicable law.

The following examples help you compare the costs of investing in Class A and Class B shares of the Target Fund and Class A shares of the Acquiring Fund and the combined Fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

WITH REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Western Asset Core Plus Bond Fund—Class A	$524	$744	$992	$1,701
Legg Mason Western Asset Core Plus Bond Fund—Class B	$610	$826	$1,047	$1,928
Western Asset Core Plus Bond Fund—Class A	$506	$679	$867	$1,408
Western Asset Core Plus Bond Fund Pro Forma Combined Fund—Class A	$506	$679	$867	$1,408

WITHOUT REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Western Asset Core Plus Bond Fund—Class A	$524	$744	$992	$1,701
Legg Mason Western Asset Core Plus Bond Fund—Class B	$160	$526	$947	$1,928
Western Asset Core Plus Bond Fund—Class A	$506	$679	$867	$1,408
Western Asset Core Plus Bond Fund Pro Forma Combined Fund—Class A	$506	$679	$867	$1,408

Class C Shares

	Pre-Reorganization
	Legg Mason Western Asset Core Plus Bond Fund		Western Asset Core Plus Bond Fund	Western Asset Core Plus Bond Fund Pro Forma Combined Fund
	Class C*		Class C1	Class C1
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		N/A	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase redemption)	1.00%		N/A	1.00%
Small account fee(a)	$15		N/A	$15
Annual Fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
Management fees	0.65%		N/A	0.40%
Distribution and/or service (12b-1) fees	0.70%		N/A	0.70%
Other expenses	0.22%		N/A	0.14%

Total annual Fund operating expenses	1.57%		N/A	1.24%

Fees waived and/or expenses reimbursed	(0.06	)%(b)	N/A	— (c)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.51%		N/A	1.24%

*	Class C shares of the Target Fund will be reclassified as Class C1 shares of the Target Fund effective August 1, 2012; former Class C shareholders of the Target Fund will receive Class C1 shares of the Acquiring Fund in the Reorganization.

(a)

If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

(b)

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.51% for Class C shares. This arrangement is expected to continue until December 31, 2013 and may be terminated prior to that date only by agreement of the manager and the Board of Trustees. The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s total annual operating expenses exceeding these limits.

(c)

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions taxes, extraordinary expenses and deferred organizational expenses) so that total annual operating expenses are not expected to exceed 1.51% for Class C1 shares. This arrangement cannot be terminated prior to December 31, 2013 without the Board’s consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual expenses exceeding this limit or any other lower limit then in effect. The manager may waive additional fees and/or reimburse additional operating expenses to the extent required by applicable law.

The following examples help you compare the costs of investing in Class C shares of the Target Fund and Class C1 shares of the Acquiring Fund and the combined Fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

WITH REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Western Asset Core Plus Bond Fund—Class C	$254	$484	$844	$1,857
Western Asset Core Plus Bond Fund—Class C1	N/A	N/A	N/A	N/A
Western Asset Core Plus Bond Fund Pro Forma Combined Fund—Class C1	$226	$393	$680	$1,500

WITHOUT REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Western Asset Core Plus Bond Fund—Class C	$154	$484	$844	$1,857
Western Asset Core Plus Bond Fund—Class C1	N/A	N/A	N/A	N/A
Western Asset Core Plus Bond Fund Pro Forma Combined Fund—Class C1	$126	$393	$680	$1,500

Class I Shares

	Pre-Reorganization
	Legg Mason Western Asset Core Plus Bond Fund		Western Asset Core Plus Bond Fund	Western Asset Core Plus Bond Fund Pro Forma Combined Fund
	Class I		Class I	Class I
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase redemption)	None		None	None
Small account fee	None		None	None
Annual Fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
Management fees	0.65%		0.40%	0.40%
Distribution and/or service (12b-1) fees	N/A		N/A	N/A
Other expenses	0.45%		0.05%	0.05%

Total annual Fund operating expenses	1.10%		0.45%	0.45%

Fees waived and/or expenses reimbursed	(0.45	)%(a)	N/A	N/A
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.65%		0.45%	0.45%

(a)

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.65% for Class I shares. This arrangement is expected to continue until December 31, 2013 and may be terminated prior to that date only by agreement of the manager and the Board of Trustees. The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s total annual operating expenses exceeding these limits.

The following examples help you compare the costs of investing in Class I shares of the Acquiring Fund and the combined Fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

WITH OR WITHOUT REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Western Asset Core Plus Bond Fund—Class I	$66	$257	$516	$1,257
Western Asset Core Plus Bond Fund—Class I	$46	$144	$252	$567
Western Asset Core Plus Bond Fund Pro Forma Combined Fund—Class I	$46	$144	$252	$567

Class R Shares

	Pre-Reorganization
	Legg Mason Western Asset Core Plus Bond Fund		Western Asset Core Plus Bond Fund		Western Asset Core Plus Bond Fund Pro Forma Combined Fund
	Class R		Class R		Class R
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None		None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase redemption)	None		None		None
Small account fee	None		None		None
Annual Fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
Management fees	0.65%		0.40%		0.40%
Distribution and/or service (12b-1) fees	0.50%		0.50%		0.50%
Other expenses	0.42%		0.23	%(a)	0.23%

Total annual Fund operating expenses	1.57%		1.13%		1.13%

Fees waived and/or expenses reimbursed	(0.27	)%(b)	—	(c)	— (c)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.30%		1.13%		1.13%

(a)	“Other expenses” are estimated for the current fiscal year. Actual expenses may differ from estimates.

(b)

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.30% for Class R shares. This arrangement is expected to continue until December 31, 2013 and may be terminated prior to that date only by agreement of the manager and the Board of Trustees. The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s total annual operating expenses exceeding these limits.

(c)

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) so that total annual operating expenses are not expected to exceed 1.15% Class R shares. This arrangement cannot be terminated prior to December 31, 2013 without the Board’s consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual expenses exceeding this limit or any other lower limit then in effect. The manager may waive additional fees and/or reimburse additional operating expenses to the extent required by applicable law.

The following examples help you compare the costs of investing in Class R shares of each Fund and the combined Fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

WITH OR WITHOUT REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Western Asset Core Plus Bond Fund—Class R	$132	$441	$803	$1,820
Western Asset Core Plus Bond Fund—Class R	$115	$359	$622	$1,374
Western Asset Core Plus Bond Fund Pro Forma Combined Fund—Class R	$115	$359	$622	$1,374

Class R1 Shares

	Pre-Reorganization
	Legg Mason Western Asset Core Plus Bond Fund		Western Asset Core Plus Bond Fund		Western Asset Core Plus Bond Fund Pro Forma Combined Fund
	Class R1*		Class C		Class C
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None		None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase redemption)	None		1.00%		1.00%
Small account fee(a)	None		$15		$15
Annual Fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
Management fees	0.65%		0.40%		0.40%
Distribution and/or service (12b-1) fees	1.00%		1.00%		1.00%
Other expenses	0.31	%(b)	0.18	%(b)	0.18%

Total annual Fund operating expenses	1.96%		1.58%		1.58%

*	Class R1 shares of the Target Fund will be reclassified as new Class C shares of the Target Fund effective August 1, 2012; former Class R1 shareholders of the Target Fund will receive Class C shares of the Acquiring Fund in the Reorganization.

(a)

If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

(b)	“Other expenses” are estimated for the current fiscal year. Actual expenses may differ from estimates.

The following examples help you compare the costs of investing in Class R1 shares of the Target Fund and Class C shares of the Acquiring Fund and the combined Fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

WITH REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Western Asset Core Plus Bond Fund—Class R1	$199	$615	$1,057	$2,285
Western Asset Core Plus Bond Fund—Class C	$261	$499	$861	$1,879
Western Asset Core Plus Bond Fund Pro Forma Combined Fund—Class C	$261	$499	$861	$1,879

WITHOUT REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Western Asset Core Plus Bond Fund—Class R1	$199	$615	$1,057	$2,285
Western Asset Core Plus Bond Fund—Class C	$161	$499	$861	$1,879
Western Asset Core Plus Bond Fund Pro Forma Combined Fund—Class C	$161	$499	$861	$1,879

Legg Mason Western Asset Global Inflation Management Fund into Western Asset Inflation Indexed Plus Bond Fund

Class A Shares

	Pre-Reorganization
	Legg Mason Western Asset Global Inflation Management Fund		Western Asset Inflation Indexed Plus Bond Fund		Western Asset Inflation Indexed Plus Bond Fund Pro Forma Combined Fund
	Class A		Class A		Class A
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	2.25%		4.25%		4.25%
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase redemption)	None		None		None
Small account fee(a)	$15		$15		$15
Annual Fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
Management fees	0.55%		0.20%		0.20%
Distribution and/or service (12b-1) fees	0.25%		0.25%		0.25%
Other expenses	0.47%		0.20	%(b)	0.20%

Total annual Fund operating expenses	1.27%		0.65%		0.65%

Fees waived and/or expenses reimbursed	(0.37	)%(c)	—	(d)	— (d)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.90%		0.65%		0.65%

(a)

If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

(b)	“Other expenses” are estimated for the current fiscal year. Actual expenses may differ from estimates.

(c)

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.90% for Class A shares. This arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived or reimbursed to the class during the same fiscal year if the class’s total annual operating expenses have fallen to a level below the limit described above or the limit then in effect. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s total annual operating expenses exceeding these limits.

(d)

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, taxes, extraordinary expenses, deferred organizational expenses and brokerage commissions) so that total annual operating expenses are not expected to exceed 0.90% for Class A shares. This arrangement cannot be terminated prior to December 31, 2013 without the Board’s consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual expenses exceeding this limit or any other lower limit then in effect. The manager may waive additional fees and/or reimburse additional operating expenses to the extent required by applicable law.

The following examples help you compare the costs of investing in Class A shares of the Acquiring Fund and the combined Fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

WITH OR WITHOUT REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Western Asset Global Inflation Management Fund—Class A	$315	$584	$873	$1,693
Western Asset Inflation Indexed Plus Bond Fund—Class A	$489	$624	$771	$1,200
Western Asset Inflation Indexed Plus Bond Fund Pro Forma Combined Fund—Class A	$489	$624	$771	$1,200

Class C Shares

	Pre-Reorganization
	Legg Mason Western Asset Global Inflation Management Fund		Western Asset Inflation Indexed Plus Bond Fund	Western Asset Inflation Indexed Plus Bond Fund Pro Forma Combined Fund
	Class C*		Class C1	Class C1
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		N/A	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase redemption)	None		N/A	None
Small account fee(a)	$15		N/A	$15
Annual Fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
Management fees	0.55%		N/A	0.20%
Distribution and/or service (12b-1) fees	0.75%		N/A	0.75%
Other expenses	0.54%		N/A	0.32%

Total annual Fund operating expenses	1.84%		N/A	1.27%

Fees waived and/or expenses reimbursed	(0.44	)%(b)	N/A	— (c)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.40%		N/A	1.27%

*	Class C shares of the Target Fund will be reclassified as Class C1 shares of the Target Fund effective August 1, 2012; former Class C shareholders of the Target Fund will receive Class C1 shares of the Acquiring Fund in the Reorganization.

(a)

If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

(b)

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.40% for Class C shares. This arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived or reimbursed to the class during the same fiscal year if the class’s total annual operating expenses have fallen to a level below the limit described above or the limit then in effect. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s total annual operating expenses exceeding these limits.

(c)

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, taxes, extraordinary expenses, deferred organizational expenses and brokerage commissions) so that total annual operating expenses are not expected to exceed 1.40% for Class C1 shares. This arrangement cannot be terminated prior to December 31, 2013 without the Board’s consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual expenses exceeding this limit or any other lower limit then in effect. The manager may waive additional fees and/or reimburse additional operating expenses to the extent required by applicable law.

The following examples help you compare the costs of investing in Class C shares of the Target Fund and Class C1 shares of the Acquiring Fund and the combined Fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

WITH OR WITHOUT REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Western Asset Global Inflation Management Fund—Class C	$143	$537	$956	$2,123
Western Asset Inflation Indexed Plus Bond Fund—Class C1	N/A	N/A	N/A	N/A
Western Asset Inflation Indexed Plus Bond Fund Pro Forma Combined Fund—Class C1	$129	$402	$696	$1,532

Class R1 Shares

	Pre-Reorganization
	Legg Mason Western Asset Global Inflation Management Fund		Western Asset Inflation Indexed Plus Bond Fund		Western Asset Inflation Indexed Plus Bond Fund Pro Forma Combined Fund
	Class R1*		Class C		Class C
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None		None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase redemption)	None		1.00%		1.00%
Small account fee(a)	None		$15		$15
Annual Fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
Management fees	0.55%		0.20%		0.20%
Distribution and/or service (12b-1) fees	1.00%		1.00%		1.00%
Other expenses	0.53	%(b)	0.20	%(b)	0.20%

Total annual Fund operating expenses	2.08%		1.40%		1.40%

Fees waived and/or expenses reimbursed	(0.43	)%(c)	—	(d)	— (d)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.65%		1.40%		1.40%

*	Class R1 shares of the Target Fund will be reclassified as Class C shares of the Target Fund effective August 1, 2012; former Class R1 shareholders of the Target Fund will receive new Class C shares of the Acquiring Fund in the Reorganization.

(a)

If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

(b)	“Other expenses” are estimated for the current fiscal year. Actual expenses may differ from estimates.

(c)

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.65% for Class R1 shares. This arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived or reimbursed to the class during the same fiscal year if the class’s total annual operating expenses have fallen to a level below the limit described above or the limit then in effect. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s total annual operating expenses exceeding these limits.

(d)

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, taxes, extraordinary expenses, deferred organizational expenses and brokerage commissions) so that total annual operating expenses are not expected to exceed 1.65% for Class C shares. This arrangement cannot be terminated prior to December 31, 2013 without the Board’s consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual expenses exceeding this limit or any other lower limit then in effect. The manager may waive additional fees and/or reimburse additional operating expenses to the extent required by applicable law.

The following examples help you compare the costs of investing in Class R1 shares of the Target Fund and Class C shares of the Acquiring Fund and the combined Fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

WITH REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Western Asset Global Inflation Management Fund—Class R1	$168	$610	$1,079	$2,377
Western Asset Inflation Indexed Plus Bond Fund—Class C	$243	$444	$766	$1,680
Western Asset Inflation Indexed Plus Bond Fund Pro Forma Combined Fund—Class C	$243	$444	$766	$1,680

WITHOUT REDEMPTION OF SHARES:

	1 Year	3 Years	5 Years	10 Years
Legg Mason Western Asset Global Inflation Management Fund—Class R1	$168	$610	$1,079	$2,377
Western Asset Inflation Indexed Plus Bond Fund—Class C	$143	$444	$766	$1,680
Western Asset Inflation Indexed Plus Bond Fund Pro Forma Combined Fund—Class C	$143	$444	$766	$1,680

Portfolio Turnover

Each fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples above, affect each fund’s performance. During the most recent fiscal year, each fund’s portfolio turnover rate was as follows, as a percentage of the average value of its portfolio:

Target Funds	Portfolio Turnover Rate
Legg Mason Western Asset Core Bond Fund	226%
Legg Mason Western Asset Core Plus Bond Fund	190%
Legg Mason Western Asset Global Inflation Management Fund	200%

Acquiring Funds	Portfolio Turnover Rate
Western Asset Core Bond Fund	141%
Western Asset Core Plus Bond Fund	170%
Western Asset Inflation Indexed Plus Bond Fund	50%

Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures

The following discussion reflects the reclassification of Class R1 shares and Class C shares of the Target Funds into Class C shares and Class C1 shares, respectively, of the Target Funds and other share class changes that are effective as of August 1, 2012.

No sales loads or deferred sales charges will be incurred by Target Fund shareholders as a result of the Reorganization.

In general, like Class A shares of the Target Fund, Class A shares of the Acquiring Fund are purchased at the offering price, which is the net asset value plus a sales charge. For each Fund, this sales charge decreases as the size of the investment increases to certain levels called breakpoints. For each Fund, a shareholder does not pay an initial sales charge when it buys $1,000,000 or more of Class A shares ($500,000 or more for Class A shares of Legg Mason Western Asset Global Inflation Management Fund). However, if a shareholder redeems these Class A shares within 18 months of purchase, it will pay a contingent deferred sales charge of 1.00% (0.50% for Class A shares of Legg Mason Western Asset Global Inflation Management Fund).

Class C shares of the Target Fund (Class R1 shares prior to August 1, 2012) are purchased at net asset value with no initial sales charge. However, for all Target Funds except Legg Mason Western Asset Global Inflation Management Fund, if you redeem your Class C shares of the Target Fund within one year of purchase, you will pay a contingent deferred sales charge of 1.00%. Class C shares of Legg Mason Western Asset Global Inflation Management Fund are not subject to a contingent deferred sales charge. Class C shares of the Acquiring Fund will be offered at net asset value with no initial sales charge, subject to a contingent deferred sales charge of 1.00% imposed on shares redeemed within one year of purchase.

For all Target funds except Legg Mason Western Asset Global Inflation Management Fund and all Acquiring Funds except Western Asset Inflation Indexed Plus Bond Fund: Class C1 shares of the Target Fund (Class C shares prior to August 1, 2012) and the Acquiring Fund are purchased at net asset value with no initial sales charge. However, if you redeem your Class C1 shares of the Target Fund within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

For Legg Mason Western Asset Global Inflation Management Fund and Western Asset Inflation Indexed Plus Bond Fund: Class C1 shares of the Target Fund (Class C shares prior to August 1, 2012) and the Acquiring Fund are purchased at net asset value with no initial sales charge or contingent deferred sales charge.

There is no initial or deferred sales charge on purchases or sales of Class R or Class I shares of the Target Fund or the Acquiring Fund, as applicable.

The exchange privileges that shareholders of the Target Fund currently have with the other funds distributed by Legg Mason Investor Services, LLC (“LMIS” or the “distributor”) will not change.

More information about the sales load, distribution and shareholder servicing arrangements for the shares of the Acquiring Fund and the procedures for making purchases, redemptions and exchanges of shares are set forth in “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” below.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND

CERTAIN RISKS OF INVESTING IN THE FUNDS

The following discussion comparing the investment objectives, strategies and certain risks of each Target Fund with the corresponding Acquiring Fund is based upon and qualified in its entirety by the disclosure appearing in the Prospectuses (as supplemented) of the Funds under the captions “Investment objective,” “Principal investment strategies,” “Certain risks” and “More on the fund’s investment strategies, investments and risks.” The Prospectuses (as supplemented from time to time) are dated as follows:

Target Funds	Prospectus Dated
Legg Mason Western Asset Core Bond Fund	December 1, 2011
Legg Mason Western Asset Core Plus Bond Fund	December 1, 2011
Legg Mason Western Asset Global Inflation Management Fund	February 29, 2012

Acquiring Funds	Prospectus Dated
Western Asset Core Bond Fund	May 1, 2012
Western Asset Core Plus Bond Fund	May 1, 2012
Western Asset Inflation Indexed Plus Bond Fund	May 1, 2012

More on the Acquiring Funds’ investment strategies, investments and risks can be found at Appendix C to this Proxy Statement/Prospectus. In addition, a side-by-side comparison of each Target Fund’s and corresponding Acquiring Fund’s fundamental investment policies, which are substantially similar to each other, is contained at Appendix D to this Proxy Statement/Prospectus. A fund may only change a fundamental investment policy by a “vote of a majority of the outstanding voting securities” of the fund, a term defined in the 1940 Act to mean the vote (1) of 67% or more of the shares present at a shareholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy, or (2) of more than 50% of the outstanding shares of the fund, whichever is less. Unless otherwise stated, all policies and limitations of the funds other than those described in Appendix D are non-fundamental and can be changed by the fund’s Board without shareholder approval. The investment objective and principal investment strategies, certain risks and fundamental investment policies of each Acquiring Fund will apply to the corresponding combined Fund following the Reorganizations.

Legg Mason Western Asset Core Bond Fund into Western Asset Core Bond Fund

Investment Objectives

The Acquiring Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified below (described in the prospectus as being expected to range within 20% of the average duration of the domestic bond market as a whole as measured by Western Asset, generally 3–7 years).

The Target Fund seeks to maximize total return consisting of capital appreciation and income.

Primary Investment Policies and Strategies

The Acquiring Fund invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities. Under normal circumstances, the Target Fund invests at least 80% of its assets in debt and fixed income securities of various maturities. Both Funds are classified as diversified funds. The following chart shows a side-by-side comparison of the investment objective, principal investment policies and strategies, manager, subadviser(s) and portfolio managers of the Target Fund and the Acquiring Fund.

	Target Fund	Acquiring Fund
Investment Objective	The fund seeks to maximize total return consisting of capital appreciation and income. The fund’s investment objective may be changed without shareholder approval.	Maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified below (described in the prospectus as being expected to range within 20% of the average duration of the domestic bond market as a whole as measured by Western Asset, generally 3–7 years). The fund’s investment objective may not be changed without shareholder approval.

Principal Investment Strategy

Under normal circumstances, the fund invests at least 80% of its assets in debt and fixed income securities of various maturities. The fund’s investment strategies may be changed without shareholder approval. The fund’s 80% investment policy may be changed upon 60 days’ prior notice to shareholders.

Securities in which the fund may invest include U.S. government obligations, U.S. dollar denominated sovereign debt, U.S. dollar denominated U.S. and foreign corporate debt, mortgage- and asset-backed securities, municipal securities, securitized corporate loan participations, structured instruments, convertible securities, preferred stock and warrants.

The average effective duration of the fund is generally expected to range within 20% of the duration of the domestic bond market as a whole, typically 3 to 6 years, depending on the portfolio managers’ expectation regarding interest rates. The fund may invest in securities of any maturity.

The fund anticipates that all securities it purchases will be investment grade securities (that is, securities rated Baa/BBB or above) or if unrated, determined to be of comparable credit quality by the subadviser.

The fund invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities. Although the fund may invest in debt and fixed income securities of any maturity, under normal market conditions the target dollar-weighted average effective duration for the fund is expected to range within 20% of the average duration of the domestic bond market as a whole as measured by Western Asset (generally, this range is 3–7 years). Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of structural complexities (for example, some bonds can be prepaid by the issuer). Except to the extent limited by the fund’s fundamental investment objective, the fund’s Board of Directors may change the fund’s investment strategies without shareholder approval. The fund’s 80% investment policy may be changed upon 60 days’ prior notice to shareholders (except to the extent limited by the fund’s fundamental investment objective).

The fund presently intends to limit its investments to U.S. dollar denominated securities and currently anticipates that it will only purchase debt securities that are rated Baa or BBB or above at the time of purchase by one or more NRSROs or unrated securities of comparable quality at the time of purchase (as determined by the subadviser). The fund may invest up to 25% of its total assets in the securities of non-U.S. issuers.

	Target Fund	Acquiring Fund

The fund may engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

Instead of investing directly in particular securities, the fund may use instruments such as derivatives, including credit default swaps and futures contracts, and synthetic instruments that are intended to provide economic exposure to the securities of the issuer. The fund may use one or more types of these investments without limit. These instruments are taken into account when determining compliance with the fund’s 80% policy.

The fund is classified as a diversified fund under the 1940 Act.

The fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and forwards.

In particular, the fund may use interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), futures contracts and/or mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

The fund is classified as a diversified fund under the 1940 Act.

Investment Manager/Subadviser	LMPFA/Western Asset	LMPFA/Western Asset

Portfolio Managers	Stephen A. Walsh, Mark S. Lindbloom and Carl L. Eichstaedt	Stephen A. Walsh, Mark S. Lindbloom and Carl L. Eichstaedt

Risk Factors

Because the Funds have similar investment objectives and principal investment policies and strategies, the Funds share many of the same risks. You could lose money on your investment in either Fund and either Fund may not perform as well as other investments.

The following summarizes certain risks of investing in either of the Funds:

•

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. The value of your investment may also go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

•

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Junk bonds have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

•

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Credit default swap contracts involve special risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value, and they increase credit risk since the fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap. Swaps may be difficult to unwind or terminate. The swap market could be disrupted or limited as a result of recent legislation, and these changes could adversely affect the fund.

•

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations.

•

Liquidity risk. Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

•

Foreign securities and emerging market risk. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also create increased risk. Risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

•

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

•

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund may also lose any premium it paid on the security.

•

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. Since changes in interest rates have a greater effect on the prices of longer-term securities, this extension in the securities’ effective maturity magnifies the price decline caused by the increase in interest rates.

•

Cash management and defensive investing risk. Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. In that case the fund would not earn income on the cash and the fund’s yield would go down. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.

•

Portfolio selection risk. The value of your investment may decrease if the portfolio managers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

•

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.

•	Risk of investing in fewer issuers. To the extent the fund invests its assets in a small number of issuers, the fund will be more susceptible to negative events affecting those issuers.

In addition, the Acquiring Fund characterizes hedging risk, risks related to inflation-indexed securities and special risks of mortgage-backed and asset-backed securities as risks of investing in the Fund:

•

Hedging Risk. There can be no assurance that the fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the fund engages in will be successful. Hedging transactions involve costs and may reduce gains or result in losses.

•

Risks related to inflation-indexed securities. The value of inflation-indexed fixed income securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. The fund may also experience a loss on an inflation-indexed security if there is deflation. If inflation is lower than expected during the period the fund holds an inflation-indexed security, the fund may earn less on the security than on a conventional bond.

•

Special risks of mortgage-backed and asset-backed securities. Mortgage-backed securities represent an interest in a pool of mortgages. The rate of mortgage prepayments may lengthen the effective maturity of these securities at a time when their value has declined or shorten the effective maturity of these securities at a time their value has increased. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations. Investments in asset-backed securities are subject to similar risks.

Legg Mason Western Asset Core Plus Bond Fund into Western Asset Core Plus Bond Fund

Investment Objectives

The Acquiring Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified below (described in the prospectus as being expected to range within 30% of the average duration of the domestic bond market as a whole as measured by Western Asset, generally this range is 2.5–7 years).

The Target Fund seeks maximum total return consisting of capital appreciation and income, consistent with the preservation of capital.

Primary Investment Policies and Strategies

The Acquiring Fund invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities. Under normal circumstances, the Target Fund invests at least 80% of its assets in investment grade fixed income securities of U.S. issuers. Both Funds are classified as diversified funds. The following chart shows a side-by-side comparison of the investment objective, principal investment policies and strategies, manager, subadviser(s) and portfolio managers of the Target Fund and the Acquiring Fund.

	Target Fund	Acquiring Fund
Investment Objective	The fund seeks maximum total return consisting of capital appreciation and income, consistent with the preservation of capital. The fund’s investment objective may be changed without shareholder approval.	Maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified below (described in the prospectus as being expected to range within 30% of the average duration of the domestic bond market as a whole as measured by Western Asset, generally this range is 2.5–7 years). The fund’s Board of Directors may change the fund’s investment objective without shareholder approval.

Principal Investment Strategy

Under normal circumstances, the fund invests at least 80% of its assets in investment grade fixed income securities of U.S. issuers. Subject to this policy, the portfolio managers have broad discretion to invest in all types of fixed income securities and to allocate the fund’s assets among all segments of the fixed income securities market, with no specified minimum or maximum investment in any one segment, including U.S. government obligations, U.S. corporate debt and mortgage- and asset-backed securities. The fund’s investment strategies may be changed without shareholder approval. The fund’s 80% investment policy may be changed upon 60 days’ prior notice to shareholders.

The fund may invest up to 20% of its assets in below investment grade securities (that is, securities rated below Baa/BBB) or if unrated, determined to be of comparable credit quality by a subadviser and in securities issued by foreign issuers, such as foreign corporate debt and sovereign debt, including up to 10% of its assets in securities issued by issuers in emerging market countries. Below investment grade securities are commonly referred to as “junk bonds.” The fund’s investments in foreign securities may either be denominated in U.S. dollars or foreign currencies.

The average effective duration of the fund is generally expected to be 3 to 6

The fund invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities. Although the fund may invest in debt and fixed income securities of any maturity, under normal market conditions the target dollar-weighted average effective duration for the fund is expected to range within 30% of the average duration of the domestic bond market as a whole as measured by Western Asset (generally, this range is 2.5–7 years). Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer). The fund’s Board of Directors may change the fund’s investment strategies without shareholder approval. The fund’s 80% investment policy may be changed upon 60 days’ prior notice to shareholders.

The fund may invest up to 20% of its total assets in non-U.S. dollar denominated securities. Up to 20% of the fund’s net assets may be invested in debt securities that are not rated Baa or BBB or above at the time of purchase by one or more NRSROs or, if unrated, securities of comparable quality at the time of purchase (as determined by a subadviser). Securities rated Baa or BBB or above by one or more NRSROs or unrated securities of comparable quality are known as “investment grade

	Target Fund	Acquiring Fund

years, depending on the portfolio managers’ expectation regarding interest rates. The fund may invest in securities of any maturity.

The fund may engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

Instead of investing directly in particular securities, the fund may use instruments such as derivatives, including credit default swaps and futures contracts, and synthetic instruments that are intended to provide economic exposure to the securities of the issuer. The fund may use one or more types of these instruments without limit. These instruments are taken into account when determining compliance with the fund’s 80% policy.

The fund is classified as a diversified fund under the 1940 Act.

securities.” Securities rated below investment grade are commonly known as “junk bonds” or “high yield securities.” The fund may invest up to 25% of its total assets in the securities of non-U.S. issuers.

The fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and forwards.

In particular, the fund may use interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), futures contracts and/or mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

The fund is classified as a diversified fund under the 1940 Act.

Investment Manager/Subadvisers	LMPFA/Western Asset and Western Asset Management Company Limited (London)	LMPFA/Western Asset, Western Asset Management Company Limited (London), Western Asset Management Company Pte. Ltd. (Singapore) and Western Asset Management Company Ltd (Japan)
Portfolio Managers	Stephen A. Walsh, Mark S. Lindbloom, Carl L. Eichstaedt, Michael C. Buchanan and Keith J. Gardner	Stephen A. Walsh, Mark S. Lindbloom, Carl L. Eichstaedt, Michael C. Buchanan and Keith J. Gardner

Risk Factors

Because the Funds have similar investment objectives and principal investment policies and strategies, the Funds share many of the same risks. You could lose money on your investment in either Fund and either Fund may not perform as well as other investments.

The following summarizes certain risks of investing in either of the Funds:

•

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. The value of your investment may also go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

•

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Junk bonds have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

•

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Credit default swap contracts involve special risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value, and they increase credit risk since the fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap. Swaps may be difficult to unwind or terminate. The swap market could be disrupted or limited as a result of recent legislation, and these changes could adversely affect the fund.

•

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations.

•

Liquidity risk. Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

•

Foreign securities and emerging market risk. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also create increased risk. Risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

•

Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

•

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

•

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund may also lose any premium it paid on the security.

•

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. Since changes in interest rates have a greater effect on the prices of longer-term securities, this extension in the securities’ effective maturity magnifies the price decline caused by the increase in interest rates.

•

Cash management and defensive investing risk. Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. In that case the fund would not earn income on the cash and the fund’s yield would go down. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.

•

Portfolio selection risk. The value of your investment may decrease if the portfolio managers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

•

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.

•	Risk of investing in fewer issuers. To the extent the fund invests its assets in a small number of issuers, the fund will be more susceptible to negative events affecting those issuers.

In addition, the Acquiring Fund characterizes hedging risk, risks related to inflation-indexed securities and special risks of mortgage-backed and asset-backed securities as risks of investing in the Fund:

•

Hedging Risk. There can be no assurance that the fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the fund engages in will be successful. Hedging transactions involve costs and may reduce gains or result in losses.

•

Risks related to inflation-indexed securities. The value of inflation-indexed fixed income securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. The fund may also experience a loss on an inflation-indexed security if there is deflation. If inflation is lower than expected during the period the fund holds an inflation-indexed security, the fund may earn less on the security than on a conventional bond.

•

Special risks of mortgage-backed and asset-backed securities. Mortgage-backed securities represent an interest in a pool of mortgages. The rate of mortgage prepayments may lengthen the effective maturity of these securities at a time when their value has declined or shorten the effective maturity of these securities at a time their value has increased. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations. Investments in asset-backed securities are subject to similar risks.

Legg Mason Western Asset Global Inflation Management Fund into Western Asset Inflation Indexed Plus Bond Fund

Investment Objectives

The Acquiring Fund seeks to maximize total return, consistent with preservation of capital.

The Target Fund seeks total return as a primary investment objective. The Target Fund’s secondary investment objective is current income.

Primary Investment Policies and Strategies

Under normal market conditions, the Acquiring Fund invests at least 80% of its net assets in inflation-indexed fixed income securities and at least 70% of its net assets in U.S. Treasury Inflation Protected Securities. The Target Fund invests, under normal circumstances, at least 80% of its assets in inflation-indexed or inflation-protected securities issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations that are structured to provide protection against inflation, as well as certain other fixed income securities that the portfolio managers believe will provide protection against inflation, including floating rate and other short duration securities. The Acquiring Fund is classified as a diversified fund; the Target Fund is classified as a non-diversified fund. The following chart shows a side-by-side comparison of the investment objective, principal investment policies and strategies, manager, subadviser(s) and portfolio managers of the Target Fund and the Acquiring Fund.

	Target Fund	Acquiring Fund
Investment Objective	The fund seeks total return as a primary investment objective. The fund’s secondary investment objective is current income. The fund’s investment objective may be changed without shareholder approval.	Maximize total return, consistent with preservation of capital. The fund’s Board of Directors may change the fund’s investment objective without shareholder approval.

Principal Investment Strategy

The fund invests, under normal circumstances, at least 80% of its assets in inflation-indexed or inflation-protected securities issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations that are structured to provide protection against inflation, as well as certain other fixed income securities that the portfolio managers believe will provide protection against inflation, including floating rate and other short duration securities. The fund’s investment strategies may be changed without shareholder approval.

The fund may invest without limit in foreign securities denominated either in U.S. dollars or foreign currencies. The fund may invest up to 10% of its assets in foreign securities issued by issuers located in emerging market countries.

The fund may invest in securities of any maturity. The dollar-weighted average effective duration of the fund’s portfolio, as estimated by the fund’s subadvisers, is generally expected to range between 3 and 20 years depending on the subadvisers’ forecast for interest rates and yields. If the fund’s effective duration falls outside of this range, the fund will take action to bring it within its expected range within a reasonable period of time.

Under normal market conditions, the fund invests at least 80% of its net assets in inflation-indexed fixed income securities and at least 70% of its net assets in U.S. Treasury Inflation Protected Securities. The fund’s Board of Directors may change the fund’s investment strategies without shareholder approval. The fund’s 80% investment policy may be changed upon 60 days’ prior notice to shareholders.

The subadvisers use fundamental investment techniques to select issues. Although the fund may invest in fixed income securities of any maturity, the target dollar-weighted average effective duration of the fund is expected to range within 3 years of that of its benchmark, the Barclays Capital U.S. TIPS Index. Therefore, the range within which the dollar weighted average effective duration of the fund is expected to fluctuate is 6-12 years, although this may vary. Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer).

The fund intends to sell protection in connection with credit default swaps relating to corporate debt securities. It is currently expected that the notional amount of the credit default swaps will

Target Fund	Acquiring Fund

The fund focuses on investment grade securities (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by a subadviser), but may invest up to 20% of its assets in below investment grade securities. Below investment grade securities are commonly referred to as “junk bonds.”

Instead of investing directly in particular securities, the fund may use instruments such as derivatives, including credit default swaps and futures contracts, and synthetic instruments that are intended to provide economic exposure to the securities or the issuer. The fund may use one or more types of these instruments without limit. These instruments are taken into account when determining compliance with the fund’s 80% policy.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

The fund is classified as a non-diversified fund under the 1940 Act.

not exceed 40% of the fund’s net assets, although such exposure may exceed 40% from time to time.

The fund is expected to maintain a dollar-weighted average credit quality of at least A/A. In addition, under normal market conditions, at the time of purchase:

•     no more than 20% of the fund’s net assets may be invested in non-U.S. dollar denominated inflation indexed securities

•     no more than 10% of the fund’s net assets may be invested in un-hedged non-U.S. dollar denominated securities

•     no more than 20% of the fund’s net assets may be invested in a combination of high yield securities, emerging market securities and loan participations and assignments

•     no more than 10% of the fund’s net assets may be invested in high yield securities

•     no more than 10% of the fund’s net assets may be invested in emerging market securities

•     no more than 10% of the fund’s net assets may be invested in loan participations and assignments

The fund considers a security to be rated below investment grade if it is not rated Baa/BBB or above by at least one NRSRO or is unrated and of comparable quality as determined by the applicable subadviser. Securities rated below investment grade are commonly known as “junk bonds” or “high yield securities.”

The fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and forwards.

In particular, the fund may use interest rate swaps, credit default swaps (on individual securities and/or baskets of

	Target Fund	Acquiring Fund

securities), futures contracts and/or mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

The fund is classified as a diversified fund under the 1940 Act.

Investment Manager/Subadvisers	LMPFA/Western Asset, Western Asset Management Company Limited (London), Western Asset Management Company Ltd. (Japan) and Western Asset Management Company Pte. Ltd.	LMPFA/Western Asset, Western Asset Management Company Limited (London), Western Asset Management Company Ltd. (Japan) and Western Asset Management Company Pte. Ltd.

Portfolio Managers	S. Kenneth Leech, Stephen A. Walsh, Peter H. Stutz and Paul E. Wynn	Stephen A. Walsh, Peter H. Stutz and Paul E. Wynn

Risk Factors

Because the Funds have similar investment objectives and principal investment policies and strategies, the Funds share many of the same risks. You could lose money on your investment in either Fund and either Fund may not perform as well as other investments.

The following summarizes certain risks of investing in either of the Funds:

•

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. The value of your investment may also go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

•

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Junk bonds have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

•

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Credit default swap contracts involve special risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value, and they increase credit risk since the fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap. Swaps may be difficult to unwind or terminate. The swap market could be disrupted or limited as a result of recent legislation, and these changes could adversely affect the fund.

•

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations.

•

Liquidity risk. Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

•

Foreign securities and emerging market risk. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also create increased risk. Risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

•

Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

•

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

•

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund may also lose any premium it paid on the security.

•

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. Since changes in interest rates have a greater effect on the prices of longer-term securities, this extension in the securities’ effective maturity magnifies the price decline caused by the increase in interest rates.

•

Cash management and defensive investing risk. Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. In that case the fund would not earn income on the cash and the fund’s yield would go down. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.

•

Portfolio selection risk. The value of your investment may decrease if the portfolio managers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

•

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.

•	Risk of investing in fewer issuers. To the extent the fund invests its assets in a small number of issuers, the fund will be more susceptible to negative events affecting those issuers.

In addition, the Acquiring Fund characterizes hedging risk, risks related to inflation-indexed securities and special risks of mortgage-backed and asset-backed securities as risks of investing in the Fund, and the Target Fund characterizes not being a money market fund as a risk:

•

Hedging Risk (Acquiring Fund). There can be no assurance that the fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the fund engages in will be successful. Hedging transactions involve costs and may reduce gains or result in losses.

•

Risks related to inflation-indexed securities (Acquiring Fund). The value of inflation-indexed fixed income securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. The fund may also experience a loss on an inflation-indexed security if there is deflation. If inflation is lower than expected during the period the fund holds an inflation-indexed security, the fund may earn less on the security than on a conventional bond.

•

Special risks of mortgage-backed and asset-backed securities (Acquiring Fund). Mortgage-backed securities represent an interest in a pool of mortgages. The rate of mortgage prepayments may lengthen the effective maturity of these securities at a time when their value has declined or shorten the effective maturity of these securities at a time their value has increased. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations. Investments in asset-backed securities are subject to similar risks.

•

Not a money market fund (Target Fund). The fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the fund’s investment may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the fund’s investments. The fund does not attempt to maintain a stable net asset value. Therefore, the fund’s net asset value per share will fluctuate.

PURCHASES, REDEMPTIONS AND EXCHANGES OF FUND SHARES; OTHER SHAREHOLDER INFORMATION

This section describes some of the classes of shares that each Acquiring Fund will make available after the Reorganization and how shareholders may buy and sell those Fund shares. It also describes how each Acquiring Fund values its securities and the Fund’s policies on frequent trading of Fund shares. The information in this section applies to each Acquiring Fund except where noted.

The following share classes are not offered in the Proxy Statement/Prospectus: Class FI, Class I and Class IS of Western Asset Core Bond Fund; Class FI and Class IS of Western Asset Core Plus Bond Fund; and Class R, Class FI, Class I and Class IS of Western Asset Inflation Indexed Plus Bond Fund.

Choosing a Class of Shares to Buy

Individual investors can generally invest in Class A and Class C shares. Individual investors who invest directly with the fund and who meet the $1,000,000 minimum initial investment may purchase Class I shares.

Retirement Plan and Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Retirement and Institutional Investors—eligible investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the fee table and example contained herein

•	Whether you qualify for any reduction or waiver of sales charges

•	Availability of share classes

If you plan to invest a large amount and/or your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares, or if you meet the eligibility requirements, Class I shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge you would have paid for larger purchases of Class A shares. Class I shares are not subject to a front-end sales charge or distribution or service fees and generally have lower annual expenses than Class A or Class C shares.

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by LMIS prior to August 1, 2012). Class C1 shares will continue to be available for dividend reinvestment and incoming exchanges.

Each class of shares offered in this Proxy Statement/Prospectus is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

•

Through banks, brokers, dealers, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the Fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the Fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•

The contingent deferred sales charges that apply to the redemption of Class C shares, Class C1 shares (except for Class C1 shares of Western Asset Inflation Indexed Plus Bond Fund) and certain Class A shares

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

To visit the website, go to http://www.leggmason.com/individualinvestors/products, and click on the name of the Fund in the dropdown menu.

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

Investment minimum initial/additional investment ($)

INVESTMENT MINIMUM INITIAL/ADDITIONAL INVESTMENT ($)
	Class A	Class C***	Class C1**	Class FI	Class R	Class I
General	1,000/50	1,000/50	1,000/50	N/A	N/A	1 million/None*
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	1,000/50	N/A	N/A	1 million/None*
IRAs	250/50	250/50	250/50	N/A	N/A	1 million/None*
SIMPLE IRAs	None/None	None/None	None/None	N/A	N/A	1 million/None*
Systematic Investment Plans	50/50	50/50	50/50	N/A	N/A	1 million/None*
Clients of Eligible Financial Intermediaries	None/None	N/A	N/A	None/None	N/A	None/None
Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs	None/None	None/None	N/A**	None/None	None/None	None/None
Eligible Investment Programs	None/None	N/A	N/A	None/None	None/None	None/None
Other Retirement Plans	None/None	None/None	N/A	N/A	N/A	1 million/None*
Institutional Investors	1,000/50	1,000/50	1,000/50	N/A	N/A	1 million/None
*	Available to investors investing directly with the fund.

**	Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by LMIS prior to August 1, 2012). Class C1 shares will continue to be available for dividend reinvestment and incoming exchanges.

***	Initial investments in Class C shares may be combined with existing investment amounts in Class C1 shares for the purposes of satisfying the initial investment minimums of Class C shares.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926 or by mail at Legg Mason Funds, c/o BFDS, P.O. Box 55214, Boston, MA 02205-8504.

Comparing the Fund’s Classes

The following table compares key features of the fund’s classes that will be available in conjunction with the Reorganization. You should review the fee table and example at the front of the Fund’s prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Please contact your Service Agent regarding the availability of Class FI or Class R shares. You may be required to provide appropriate documentation confirming your eligibility to invest in Class FI or Class R shares. Your Service Agent may receive different compensation depending upon which class you choose.

	Key Features	Initial Sales Charge	Contingent Deferred Sales Charge	Annual Distribution and/or Service Fees	Exchange Privilege[1]
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class C	Up to 4.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 18 months of purchase (or within 12 months for shares purchased prior to August 1, 2012); waived for certain investors	0.25% of average daily net assets	Class A shares of funds sold by the distributor

Class C	• No initial sales charge • Contingent deferred sales charge for only 1 year • Generally higher annual expenses than Class A	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	1.00% of average daily net assets	Class C shares of funds sold by the distributor

Class C1 (of Western Asset Core Bond Fund and Western Asset Core Plus Bond Fund

•   Closed to new purchases (except for certain retirement plan programs authorized by LMIS prior to August 1, 2012)

•   No initial sales charge

•   Contingent deferred sales charge for only 1 year

•   Generally higher annual expenses than Class A

		None	1.00% if you redeem within 1 year of purchase; waived for certain investors	0.70% of average daily net assets	Class C1 shares of funds sold by the distributor or, if a fund sold by the distributor does not offer Class C1 shares, Class C shares

	Key Features	Initial Sales Charge	Contingent Deferred Sales Charge	Annual Distribution and/or Service Fees	Exchange Privilege[1]
Class C1 (of Western Asset Inflation Indexed Plus Bond Fund)

• Closed to new purchases (except for certain retirement plan programs authorized by LMIS prior to August 1, 2012)

• No initial or contingent deferred sales charge

• Generally higher annual expenses than Class A

		None	None	0.75% of average daily net assets	Class C1 shares of funds sold by the distributor or, if a fund sold by the distributor does not offer Class C1 shares, Class C shares

Class FI	• No initial or contingent deferred sales charge • Only offered to Clients of Eligible Financial Intermediaries and eligible Retirement Plans	None	None	Up to 0.40% of average daily net assets, currently limited to 0.25% of average daily net assets	Class FI shares of funds sold by the distributor

Class R	• No initial or contingent deferred sales charge • Only offered to eligible Retirement Plans with omnibus accounts held on the books of the fund and Eligible Investment Programs	None	None	0.50% of average daily net assets	Class R shares of funds sold by the distributor

Class I	• No initial or contingent deferred sales charge • Only offered to institutional and other eligible investors • Generally lower annual expenses than all classes except Class IS	None	None	None	Class I shares of funds sold by the distributor

[1]	Ask your Service Agent about the funds available for exchange.

Sales Charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Broker/Dealer Commission as a % of Offering Price
Less than $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more[1]	-0-	-0-	Up to 0.75

[1]

The distributor may pay a commission of up to 0.75% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase (or within 12 months of purchase for shares purchased prior to August 1, 2012), you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of funds sold by the distributor to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

•	Accumulation Privilege—allows you to combine the current value of Class A shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse, and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Please contact your Service Agent for additional information.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

•

Letter of Intent—allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you or

•	your spouse, and children under the age of 21

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include toward your asset goal amount the current value of any eligible holdings.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your letter of intent asset goal. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents

•	Investors who redeemed Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

•	Investors investing through certain Retirement Plans

•	Investors who rollover fund shares from a qualified retirement plan into an individual retirement account administered on the same retirement plan platform

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 1-877-721-1926 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the Fund SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

Class C shares

You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS generally will pay Service Agents selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell. LMIS will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Class C1 shares (for all funds except Western Asset Inflation Indexed Plus Bond Fund)

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by LMIS prior to August 1, 2012). Class C1 shares will continue to be available for dividend reinvestment and incoming exchanges. You buy Class C1 shares at net asset value with no initial sales charge. However, if you redeem your Class C1 shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%. However, if you exchange Class C1 shares that were not subject to a contingent deferred sales charge when initially purchased for Class C1 shares of a fund that imposes a contingent deferred sales charge, your contingent deferred sales charge will be measured from the date of your exchange.

LMIS will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C1 shares serviced by Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C1 shares serviced by them.

Class C1 shares (for Western Asset Inflation Indexed Plus Bond Fund)

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by LMIS prior to August 1, 2012). Class C1 shares will continue to be available for dividend reinvestment and incoming exchanges. You buy Class C1 shares at net asset value with no initial sales charge and no contingent deferred sales charge. However, if you exchange Class C1 shares that were not subject to a contingent deferred sales charge when initially purchased for Class C1 shares of a fund that imposes a contingent deferred sales charge, your contingent deferred sales charge will be measured from the date of your exchange.

Service Agents receive an annual distribution and/or service fee of up to 0.75% of the average daily net assets represented by the Class C1 shares serviced by them.

Class FI and Class R shares

You buy Class FI and Class R shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by Class FI shares serviced by them and up to 0.50% of the average daily net assets represented by Class R shares serviced by them.

Class I shares

You buy Class I shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I shares are not subject to any distribution and/or service fees.

More about Contingent Deferred Sales Charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent Deferred Sales Charge Waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	On certain distributions from a Retirement Plan

•	For Retirement Plans with omnibus accounts held on the books of the fund

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the Fund SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

Retirement and Institutional Investors—Eligible Investors

Retirement Plans

“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts.

Retirement Plans with omnibus accounts held on the books of the fund can generally invest in Class A, Class C, Class FI, Class R and Class I shares. Certain Retirement Plan programs authorized by LMIS prior to August 1, 2012 can also invest in Class C1 shares (formerly, Class C shares).

Investors who rollover fund shares from a Retirement Plan into an individual retirement account administered on the same retirement plan platform may hold, purchase and exchange shares of the fund to the same extent as the applicable Retirement Plan.

Although Retirement Plans with omnibus accounts held on the books of the fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary. The distributor may impose certain additional requirements. Please contact your Service Agent for more information.

Other Retirement Plans

“Other Retirement Plans” include Retirement Plans investing through brokerage accounts and also include certain Retirement Plans with direct relationships to the fund that are neither Institutional Investors nor investing through omnibus accounts. Other Retirement Plans and individual retirement vehicles, such as IRAs, are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

“Other Retirement Plans” do not include arrangements whereby an investor would rollover fund shares from a Retirement Plan into an individual retirement account administered on the same retirement plan platform. Such arrangements are deemed to be “Retirement Plans” and are subject to the rights and privileges described under “Retirement and Institutional Investors—eligible investors—Retirement Plans.”

Other Retirement Plan investors can generally invest in Class A, Class C and Class I shares. Individual retirement vehicles may also choose between these share classes.

Clients of Eligible Financial Intermediaries

“Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries such as banks, brokers, dealers, insurance companies and other financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class I or Class R shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name. Shareholders should contact their financial intermediary for information regarding the financial intermediary’s policies on purchasing, exchanging, and redeeming shares as well as initial and subsequent investment minimums and any fees associated with the purchase and redemption of shares. This Prospectus should be read by customers of the financial intermediaries in connection with any such information received from the financial intermediaries. Any fees, charges, or requirements imposed by financial intermediaries will be in addition to the fees and requirements of this Prospectus.

Clients of Eligible Financial Intermediaries may generally invest in Class A, Class FI and Class I shares.

Institutional Investors

“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the financial intermediary may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses.

Class A shares—Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund may purchase Class A shares. Under these programs, the initial sales charge and contingent deferred sales charge for Class A shares are waived where:

•	Such Retirement Plan’s recordkeeper offers only load-waived shares,

•	Fund shares are held on the books of the fund through an omnibus account, and

•	The Retirement Plan has more than 100 participants or has total assets exceeding $1 million.

LMIS does not pay Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with the fund a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that are permitted to purchase shares at net asset value, LMIS may pay Service Agents commissions of up to 0.75% of the purchase price of the Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Class C shares—Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund may buy Class C shares at net asset value without paying a contingent deferred sales charge. LMIS does not pay Service Agents selling Class C shares to Retirement Plans with omnibus accounts held on the books of the fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS may pay these Service Agents an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Class C1 shares—Retirement Plans

Certain Retirement Plan programs authorized by LMIS prior to August 1, 2012 may buy Class C1 shares at net asset value without paying a contingent deferred sales charge. LMIS does not pay Service Agents selling Class C1 shares through such programs a commission on the purchase price of Class C1 shares sold by them. Instead, immediately after purchase, LMIS may pay these Service Agents the applicable amount of the annual distribution and/or service fee authorized for the fund’s Class C1 shares.

Class FI shares

Class FI shares are offered only to Clients of Eligible Financial Intermediaries and Retirement Plan programs.

Class R shares

Class R shares are offered only to eligible Retirement Plans with omnibus accounts held on the books of the Fund (either at the plan level or at the level of the financial intermediary) and through Eligible Investment Programs.

Class I shares

Class I shares are offered only to Institutional Investors and individual investors (investing directly with the fund) who meet the $1,000,000 minimum initial investment requirement, Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs, Clients of Eligible Financial Intermediaries and other investors authorized by LMIS. Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the Fund SAI.

Other Considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

Buying Shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

You must provide the following information for your order to be processed:

•    Name of fund being bought

•    Class of shares being bought

•    Dollar amount or number of shares being bought

•    Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the fund

Investors should contact the fund at 1-877-721-1926 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares.

For more information, please call the fund between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

•   Amounts transferred must meet the applicable minimums (see “Choosing a Class of Shares to Buy—Investment minimums”)

•   Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

For more information, please contact your Service Agent or the fund or consult the Fund SAI.

Exchanging Shares

Generally

You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business. For investors who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their financial intermediaries (such as investors in fee-based advisory or mutual fund “wrap” programs), an exchange may be made from Class A, Class C or Class C1 shares to Class I shares of the same fund under certain limited circumstances. Please refer to the section of this prospectus titled “Retirement and Institutional Investors—eligible investors” or contact your financial intermediary for more information.

Investors that hold Class C1 shares may exchange those shares for Class C1 shares of other funds sold by the distributor, or if a fund does not offer Class C1, for Class C shares. However, once an investor exchanges Class C1 shares for Class C shares, the investor would not be permitted to exchange from Class C shares back to Class C1 shares.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax-advantaged account. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•   If you bought shares directly from the fund, contact the fund at 1-877-721-1926 to learn which funds are available to you for exchanges

•   Exchanges may be made only between accounts that have identical registrations

•   Not all funds offer all classes

•   Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements

•   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange

•   Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•   You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans)

•   Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

•   The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.
By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address: Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504
Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Choosing a Class of Shares to Buy—Investment Minimums”)

For more information, please contact your Service Agent or the fund or consult the Fund SAI.

Redeeming Shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange (“NYSE”) is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.
By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Your written request must provide the following:

•   The fund name, the class of shares being redeemed and your account number

•   The dollar amount or number of shares being redeemed

•   Signature of each owner exactly as the account is registered

•   Signature guarantees, as applicable (see “Other Things to Know about Transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

•   Name of fund being redeemed

•   Class of shares being redeemed

•   Account number

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000 ($5,000 for Retirement Plan accounts) and each automatic redemption must be at least $50.

The following conditions apply:

•   Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

•   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

•   You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent or the fund or consult the Fund SAI.

Other Things to Know about Transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed plus any applicable service charge

•	In certain circumstances, the signature of each owner exactly as the account is registered

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with the distributor or its affiliates.

The fund generally will not permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the United States (including its territories) and resident aliens with a U.S. address are permitted to establish an account with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent or the fund will employ reasonable procedures to confirm that any telephone, electronic or other exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, employing identification numbers, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

The fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum initial and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC

•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

Medallion Signature Guarantees

To be in good order, your redemption request must include a Medallion signature guarantee if you:

•	Are redeeming shares and sending the proceeds to an address or bank not currently on file

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

A Medallion signature guarantee may also be required if you:

•	Are making changes to the account registration after the account has been opened; and

•	Are transferring shares to an account in another Legg Mason fund with a different account registration

When a Medallion signature guarantee is called for, the shareholder should have a Medallion signature guarantee stamped under his or her signature. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, national securities exchanges, registered securities associations and clearing agencies (each an “Eligible Guarantor Institution”), but not from a notary public. The fund and its agents reserve the right to reject any Medallion signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject Medallion signature guarantees from Eligible Guarantor Institutions. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

Anti-Money Laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small Account Balances/Mandatory Redemptions

Small accounts may be subject to a small account fee or to mandatory redemption, as described below, depending on whether the account is held directly with the fund or through a Service Agent.

Direct accounts

Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records. To offset the relatively higher impact on fund expenses of servicing smaller direct accounts, if your shares are held in a direct account and the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly on the last business day of the quarter (with an annual maximum of $15.00 per account). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. The small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 15 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

The small account fee will not be charged on, if applicable: (i) Retirement Plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; and (iv) Class FI, Class R and Class I shares.

If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts at other Legg Mason funds in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).

Some shareholders who hold accounts in Class C and C1 of the same fund may have those accounts aggregated for the purposes of these calculations. Please contact the fund or your Service Agent for more information.

Non-direct accounts

“Non-direct accounts” include omnibus accounts and accounts jointly maintained by the Service Agent and the fund. Such accounts are not subject to the small account fee that may be charged to direct accounts.

The fund reserves the right to ask you to bring your non-direct account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount. Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase.

Frequent Trading of Fund Shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund, increase fund transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds sold by the fund’s distributor and their long-term shareholders, the Board has approved policies and procedures that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds sold by the distributor. In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds sold by the distributor. A committee established by the manager administers the policy. The policy provides that the committee may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in funds sold by the distributor, if that shareholder has engaged in one or more “Round Trips” across funds sold by the distributor. However, the committee has the discretion to determine that action is not necessary if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take any action against a shareholder whose trading appears inconsistent with the frequent trading policy, regardless of the number of Round Trips. Examples of the types of actions the committee may take include heightened surveillance of a shareholder account, providing a written warning letter to an account holder, restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund. The committee will generally follow a system of progressive deterrence, although it is not required to do so.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund sold by the distributor followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of that fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by the distributor.

The policies apply to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund has also adopted policies and procedures to prevent the selective release of information about the fund’s holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although the fund will attempt to monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur for shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Share Certificates

The Fund does not issue share certificates.

Record Ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

Dividends, Distributions and Taxes

Dividends and Distributions

Each Acquiring Fund declares as a dividend at the close of regular trading on the NYSE each business day, to shareholders of record as of the close of the NYSE that day, substantially all of its net investment income since the prior business day’s dividend. Shares of the Acquiring Funds will begin to earn dividends on settlement date. The Acquiring Funds pay dividends monthly. Distributions of net realized capital gains are made annually.

Shareholders may elect to receive dividends and distributions in one of four ways:

1) Receive both dividends and other distributions in shares of the same class of the fund;

2) Receive dividends in cash and other distributions in shares of the same class of the fund;

3) Receive dividends in shares of the same class of the fund and other distributions in cash; or

4) Receive both dividends and other distributions in cash.

If no election is made, both dividends and other distributions are credited to a shareholder’s fund account in shares (of the same class as the shares already held) at the net asset value of the shares determined as of the close of the NYSE on the reinvestment date.

If you own Class A, Class C or Class C1 shares and hold your shares directly with the fund, you may instruct the fund to have your distributions and/or dividends invested in Class A, Class C or Class C1 (or if Class C1 shares are not available, Class C) shares, respectively, of another fund sold by the distributor, subject to the following conditions:

•	You have a minimum account balance of $10,000

•	The fund is available for sale in your state

To change your election to reinvest your dividends and distributions in shares of another fund, you must notify the fund at least three days before the next distribution is to be paid.

Reinvestment of dividends and other distributions occurs on the payment date. A shareholder who redeems all shares in the fund will receive all dividends and other distributions declared for that monthly cycle prior to the redemption date (i.e., all dividends and other distributions from the first day of that monthly cycle, if invested on that first day, up to and including the date of the redemption). An election to receive dividends or other distributions in cash rather than additional shares may be made by notifying the fund in writing.

The Board reserves the right to revise the dividend policy or postpone the payment of dividends if warranted in their judgment due to unusual circumstances, such as an unexpected large expense, loss or fluctuation in net asset value.

Taxes

The fund intends to continue to qualify as a “regulated investment company” for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes in a timely manner to shareholders. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are timely distributed to shareholders. The fund therefore intends to distribute substantially all of its net investment income and net realized capital gains to its shareholders on a current basis. The fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. Early each year, the fund will notify its shareholders of the amount and tax status of distributions paid during the prior year.

The following discussion assumes that the fund will qualify as a regulated investment company. This discussion is only a summary of certain federal income tax consequences of investing in the fund.

Distributions from the fund (whether paid in cash or reinvested in shares of the fund) will generally be taxable to shareholders (other than qualified retirement plans and other tax-exempt investors) as ordinary income to the extent derived from the fund’s investment income and net short-term gains. Fund distributions of net capital gain (the excess of net gains from the sale of capital assets held by the fund for more than one year over net losses from the sale of capital assets held by the fund for one year or less) that are properly designated by the fund as capital gain dividends will generally be taxable to shareholders as long-term capital gains. Long-term capital gains rates applicable to most individual shareholders have been temporarily reduced for taxable years beginning before January 1, 2013—in general to 15%, with a 0% rate applying to taxpayers in the 10% and 15% ordinary income tax rate brackets. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. For taxable years beginning before January 1, 2013, distributions of investment income reported by the fund as derived from “qualified dividend income” will be taxable in the hands of individuals at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and fund level. It is not expected that a significant portion of fund distributions will be derived from qualified dividend income.

Effective for taxable years beginning on or after January 1, 2013, the “net investment income” of individuals, estates and trusts will be subject to a new 3.8% Medicare contribution tax, to the extent such income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the fund, including any capital gain dividends, and net capital gains recognized on the sale, redemption or exchange of shares of the fund. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the fund.

The fund’s investments in foreign securities may be subject to foreign withholding or other taxes on dividends, interest or capital gains. Such taxes will reduce the fund’s yield on those securities. In addition, the fund’s investment in certain foreign securities, foreign currencies or foreign currency derivatives may accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. See “Additional Tax Information” in the Fund SAI.

Certain of the fund’s investment practices, including derivative transactions and hedging, as well as investments in certain types of securities such as debt obligations issued or purchased at a discount, could affect the amount, timing and character of distributions to shareholders and could cause the fund to recognize taxable income in excess of the cash generated by such investments (which may require the fund to liquidate other investments at disadvantageous times in order to make required distributions).

Distributions are taxable to shareholders even if they are paid from income or gains earned by the fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares).

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the fund as an investment through such plans and the precise effect of such an investment given their particular tax situations.

In addition to income tax on the fund’s distributions, any gain resulting from a sale of fund shares (other than by a qualified retirement plan or other tax-exempt investor) will generally be subject to federal income tax. An exchange of shares of the fund for shares of other funds sold by the distributor is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange of shares of one class directly for shares of another class of the same fund generally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

Shareholders and prospective shareholders are urged to consult their tax advisers with respect to the effects of an investment in the fund in light of their particular tax situations (including possible liability for non-U.S., state, local and other taxes). Further information regarding taxes, including certain federal income tax considerations relevant to foreign persons, is included in the Fund SAI.

Share Price

The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of its shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value(s) every day the NYSE is open. These calculations are done as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the fund calculates its net asset value(s) as of the actual closing time. The NYSE is closed on certain holidays listed in the Fund SAI.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which, in turn, generally uses independent third party pricing services approved by the fund’s Board. Under the procedures, assets are valued as follows:

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

•

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

•

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. When the fund uses fair value methodologies, it may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

INFORMATION ABOUT THE PROPOSED REORGANIZATIONS

The Reorganization Agreement

The following summary of the Reorganization Agreement is qualified in its entirety by reference to the form of Reorganization Agreement attached as Appendix B to this Proxy Statement/Prospectus, which applies to each reorganization. The Reorganization Agreement for each Reorganization provides for (1) the transfer of all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption of all of the liabilities of the Target Fund and for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund, computed using the valuation procedures established by the Acquiring Fund’s Board for valuing the Acquiring Fund’s assets (see below in this section for additional information), (2) the distribution of shares of the Acquiring Fund to the shareholders of the Target Fund in redemption of the Target Fund shares and (3) the termination of the Target Fund. Subject to the satisfaction of the conditions described below, the Reorganization is scheduled to occur as of the close of business on October 5, 2012, or on such later date as the parties may agree (“Closing Date”).

Prior to the Reorganizations, Class B shares of each Target Fund, if applicable, will be reclassified as Class A shares of that Target Fund, Class C shares of each Target Fund will be reclassified as Class C1 shares, and Class R1 shares of each Target Fund will be reclassified as new Class C shares. In addition, prior to the Reorganizations each Acquiring Fund will establish a new Class C1 share class. If the Reorganization of a Target Fund is approved, shareholders of Class A shares of that Target Fund will receive Class A shares of the corresponding Acquiring Fund, shareholders of Class B shares (reclassified as Class A shares) of that Target Fund will receive Class A shares of the corresponding Acquiring Fund, shareholders of Class C shares (reclassified as Class C1 shares) of that Target Fund will receive Class C1 shares of the corresponding Acquiring Fund, shareholders of Class R shares of that Target Fund will receive Class R shares of the corresponding Acquiring Fund, shareholders of Class R1 (reclassified as new Class C shares) shares of that Target Fund will receive Class C shares of the corresponding Acquiring Fund, and shareholders of Class I shares of that Target Fund will receive Class I shares of the corresponding Acquiring Fund, in each case as applicable. Each such share will be fully paid and non-assessable when issued and will have no preemptive or conversion rights. The Acquiring Fund will not issue share certificates in the Reorganization.

The number of full and fractional shares of the corresponding Acquiring Fund to be received by each Target Fund shareholder in the Reorganization will be equal in aggregate net asset value to the aggregate net asset value of the shares of the Target Fund held by that shareholder (computed as described below) as of the close of regularly scheduled trading on the NYSE on the Closing Date or such later time as the Target Fund’s net asset value is calculated. As promptly as practicable after the Closing Date, each Target Fund will distribute pro rata to its shareholders of record, as of the close of regularly scheduled trading on the NYSE on the Closing Date, the shares of the corresponding Acquiring Fund received by the Target Fund in the Reorganization, and will terminate. The distribution of each Acquiring Funds’ shares will be accomplished by the transfer of the corresponding Acquiring Fund shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund’s shareholders. All issued and outstanding shares of each Target Fund will thereafter be redeemed and any share certificates representing shares of the Target Fund will be null and void. After such distribution, the Target Fund will take all necessary steps under Maryland law, its Declaration of Trust and any other applicable law to effect its termination.

To facilitate the Reorganization, the net asset value of the shares of the Target Fund that you own on the date of the Reorganization will be computed using the valuation procedures established by the Acquiring Fund’s Board for valuing the Acquiring Fund’s assets. The Acquiring Fund values its fixed income securities at the last closing bid price, whereas your fund values its fixed income securities at the mean of the last closing bid and asked prices. As a result of using the Acquiring Fund’s valuation procedures, your fund’s net asset value per share will be lower than it would be if your fund’s valuation procedures were used. If each reorganization were consummated on May 25, 2012, the impact of these valuation differences would have been approximately the amounts shown below. The actual impact of the valuation differences between any Target Fund and Acquiring Fund could be different at the time a reorganization is consummated.

Your Fund	Acquiring Fund	Approximate Impact of Valuation Difference as a Percentage of NAV if Reorganization Consummated on May 25, 2012
Legg Mason Western Asset Core Bond Fund	Western Asset Core Bond Fund	-0.15%
Legg Mason Western Asset Core Plus Bond Fund	Western Asset Core Plus Bond Fund	-0.18%
Legg Mason Western Asset Global Inflation Management Fund	Western Asset Inflation Indexed Plus Bond Fund	-0.17%

Each Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the Closing Date if circumstances develop that, in the opinion of the Board of the Target Fund or the Acquiring Fund, make proceeding with the Reorganization inadvisable. Each Reorganization Agreement provides that the Target Fund and the corresponding Acquiring Fund may waive compliance with any of the covenants or conditions made therein for the benefit of either Fund, other than the requirements that: (a) the Reorganization Agreement be approved by shareholders of the Target Fund; and (b) the Funds receive the opinion of Ropes & Gray LLP, counsel to the Acquiring Funds, that the transaction contemplated by the Reorganization Agreement will constitute a tax-free reorganization for federal income tax purposes. Each Reorganization Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Target Fund and the Acquiring Fund. Following the Meeting, however, no such amendment shall have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to Target Fund shareholders to the detriment of such shareholders without their further approval.

Approval of each Reorganization Agreement will require the affirmative vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of the relevant Target Fund. See “Additional Information about the Target Funds and the Acquiring Funds—Voting Information” below.

Reasons for the Reorganizations and Board Considerations

The Target Funds’ Board, including the Independent Board Members, considered the proposed Reorganizations at Board meetings held on May 7-8 and 25, 2012, and approved the proposed Reorganizations at the meeting held on May 25, 2012. In its review of each Reorganization, the Independent Board Members were assisted by independent legal counsel. Following extensive discussions of the advantages and disadvantages to each Target Fund, based on its evaluation of all material factors, including those described below, the Target Funds’ Board, including the Independent Board Members, determined that: (1) participation in the proposed Reorganization is in the best interests of each Target Fund; and (2) each Reorganization would not result in the dilution of the interests of the Target Fund’s shareholders. In considering the proposal, the Board did not identify any single factor or piece of information as all-important or controlling and each Independent Board Member may have attributed different weights to different factors.

The Target Funds’ Board considered a number of factors in recommending each Reorganization, including the following:

•	the terms and conditions of the Reorganization;

•	the recommendations of LMPFA with respect to the Reorganization;

•	the potential efficiencies and economies of scale that are likely to result from the Reorganization;

•	the benefits to shareholders of each Target Fund expected to result from the Reorganization;

•	that LMPFA will pay 50% of the costs and expenses allocated to the Target Fund in connection with the Reorganization;

•	the relative performance histories of the two Funds involved in the Reorganization;

•

the effective management fee rate for each Acquiring Fund is expected to be lower than the effective management fee rate for the corresponding Target Fund and the net operating expenses of each class of the Acquiring Fund are expected to be lower than the net operating expenses of the corresponding class of the corresponding Target Fund.

•	the fact that the Reorganization is expected to constitute a tax-free reorganization;

•	the fact that the Acquiring Fund will assume all of the liabilities of the Target Fund;

•	the similarities and differences in the investment objectives, strategies, policies and risks of the Acquiring Fund and the Target Fund;

•	that LMPFA, Western Asset Management Company, the Target Fund’s distributor, transfer agent and custodian will continue to provide their respective services to the Acquiring Fund;

•

for the Legg Mason Western Asset Core Plus Bond Fund/Western Asset Core Plus Bond Fund and Legg Mason Western Asset Global Inflation Management Fund/Western Asset Inflation Indexed Plus Bond Fund Reorganizations, that Western Asset Management Company Limited (London), Western Asset Management Company Ltd (Japan) and Western Asset Management Company Pte. Ltd. (Singapore) will continue to provide services to the applicable Acquiring Funds; and

•	the alternatives available to the Target Fund.

In approving the Reorganization of Legg Mason Western Asset Global Inflation Management Fund into Western Asset Inflation Indexed Plus Bond Fund, the Board considered the small size and limited prospects for future growth of the Target Fund.

In approving each Reorganization, the Board considered the impact of the valuation differences discussed above on Target Fund shareholders, but considered that impact to be outweighed by the potential benefits of the Reorganization to Target Fund shareholders.

The Board also considered the potential benefits to Legg Mason. If the Reorganization of a Target Fund is approved by its shareholders and is consummated, Legg Mason is expected to achieve higher profitability due to decreased costs. Legg Mason is expected to reduce the level of its operational expenses for administrative, compliance and portfolio management services as the number of separate funds declines and will reduce its waivers of fees and expenses, as it will no longer be required to waive fees and expenses of the Target Fund. To the extent that the Reorganization helps to streamline the Legg Mason fund families, encourage a more focused marketing and distribution effort, reduce investor confusion, produce better performance and generally make the Legg Mason funds more attractive investment vehicles to the investing public, Legg Mason will benefit from the increased revenues of rising asset levels.

Historical performance of each Fund is detailed in Appendix F of this Proxy Statement/Prospectus.

The proposed Reorganizations were presented to the Acquiring Funds’ Board, on behalf of each Acquiring Fund, for consideration at a Board meeting held on May 30, 2012. The Acquiring Funds’ Board, on behalf of each Acquiring Fund, including the Independent Board Members, following extensive discussions of the advantages and disadvantages to the Acquiring Funds, determined that: (1) participation in the Reorganization is in the best interests of the Acquiring Fund; and (2) the Reorganizations would not result in the dilution of the interests of the Acquiring Fund’s shareholders.

Federal Income Tax Consequences

Each of the Reorganizations is conditioned upon the receipt by the parties to the applicable Reorganization Agreement (other than LMPFA) of an opinion from Ropes & Gray LLP, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, as further described below, for federal income tax purposes:

(i) The acquisition by the Acquiring Fund of all of the assets of the Target Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of shares of the Acquiring Fund and the termination of the Target

Fund, all pursuant to the Reorganization Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) Under Sections 361 and 357(a) of the Code, the Target Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption of all of the liabilities of the Target Fund by the Acquiring Fund, or upon the distribution by the Target Fund to the Target Fund’s shareholders of shares of the Acquiring Fund in liquidation of Target Fund except for (A) any gain or loss that may be recognized on “section 1256 contracts” as defined in Section 1256(b) of the Code as a result of the closing of the tax year of the Target Fund, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of the Target Fund, (2) upon the termination of a position, or (3) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction;

(iii) Under Section 354 of the Code, shareholders of the Target Fund will not recognize gain or loss on the receipt of shares of the Acquiring Fund solely in exchange for shares of the Target Fund pursuant to the Reorganization;

(iv) Under Section 358 of the Code, the aggregate basis of the shares of the Acquiring Fund received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the shares of the Target Fund exchanged therefor;

(v) Under Section 1223(1) of the Code, the holding period of the shares of the Acquiring Fund received by each Target Fund shareholder pursuant to the Reorganization will include the holding period of the shares of the Target Fund exchanged therefor, provided that the Target Fund shareholder held the shares of the Target Fund as capital assets at the time of the Reorganization;

(vi) Under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of the assets of the Target Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund;

(vii) Under Section 362(b) of the Code, the basis of each asset of the Target Fund transferred to the Acquiring Fund in the Reorganization will be the same in the hands of the Acquiring Fund as the basis of such asset in the hands of the Target Fund immediately prior to the transfer, adjusted for any gain or loss required to be recognized as described in (ii) above;

(viii) Under Section 1223(2) of the Code, the holding period in the hands of the Acquiring Fund of each asset of the Target Fund transferred to the Acquiring Fund in the Reorganization, other than any asset with respect to which gain or loss is required to be recognized as described in (ii) above, will include the period during which such asset was held or treated for federal income tax purposes as held by the Target Fund; and

(ix) The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will be based on certain factual certifications made by officers of Target Fund and Acquiring Fund and will also be based on customary assumptions. The opinion will note and distinguish certain published precedent and will note the absence of legal authority on points of significance to the above-described tax treatment. It is possible that the Internal Revenue Service (the “IRS”) could disagree with Ropes & Gray LLP’s opinion, which therefore cannot be free from doubt.

Prior to its Reorganization, each Target Fund will declare one or more dividends or distributions which, together with all previous dividends, are intended to have the effect of distributing to its shareholders all of its investment company taxable income, net tax-exempt income, if any, and net capital gain, if any, in each case computed without regard to any deduction for dividends paid and, as appropriate, taking into account any available capital loss carryforwards, and in each case for taxable years ending on or prior to the Closing Date. Such dividends will be included in the taxable income of each Target Fund’s shareholders and will include any capital gains resulting from portfolio turnover prior to the Reorganization. If a shareholder holds shares of either Fund in a non-taxable account, distributions with respect to those shares will not be taxable to the shareholder if the amount distributed remains in the non-taxable account.

Information Regarding Tax Capital Loss Carryovers

Federal income tax law permits a regulated investment company to carry forward its net capital losses generated in taxable years beginning prior to December 22, 2010 for a period of up to eight taxable years and its net capital losses generated in taxable years beginning after December 22, 2010 for an unlimited period. The Funds are presently entitled to capital loss carryovers for federal income tax purposes in the amounts set forth below. The Reorganization will cause the taxable year of the Target Fund to close, which will accelerate the schedule for expiration of its capital loss carryovers, and could also result in a net capital loss for the taxable year ending on the Closing Date.

The Reorganization may result in a limitation on the Acquiring Fund’s abilities to use carryovers of the Target Fund, if any, and, potentially, to use unrealized capital losses inherent in the tax bases of the Target Fund’s assets acquired, once realized. That limitation, imposed by Section 382 of the Code, may apply if, as expected, the shareholders of the Target Fund own less than 50% of the Acquiring Fund immediately after the Reorganization, and would be imposed on an annual basis. The annual Section 382 limitation for periods following the Reorganization generally will equal the product of the net asset value of the Target Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” published by the Internal Revenue Service, in effect at the time of the Reorganization. The Acquiring Fund may also be limited, under Section 384 of the Code, from using the capital loss carryovers and unrealized losses of one Fund against the unrealized gains of the other Fund at the time of the Reorganization to the extent such gains are realized within five years following the Reorganization. Moreover, a Target Fund’s loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the net realized capital gains of the Acquiring Fund for the taxable year of the Reorganization that is equal to the portion of the Acquiring Fund’s taxable year that follows the date of the Reorganization (prorated according to number of days). Therefore, in certain circumstances, shareholders of either Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred.

Legg Mason Western Asset Core Bond Fund (Target Fund) into Western Asset Core Bond Fund (Acquiring Fund):

As of December 31, 2011, the Target Fund had no capital loss carryover and the Acquiring Fund had the following unused capital loss carryovers:

Western Asset Core Bond Fund (Acquiring Fund)
	Amount of Carryover	Fiscal Year of Expiration Assuming No Reorganization
	$(5,952,501)	No Expiration	(a)
	(84,734,017)	12/31/2015
	(33,885,094)	12/31/2016
	(250,607,702)	12/31/2017
	(33,363,704)	12/31/2018

Total	$(408,543,018)

(a)

The Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the Fund’s other capital losses with the expiration dates listed above. As a result of this ordering rule, the other capital losses may be more likely to expire unutilized. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as are the Fund’s other capital losses listed above.

Target Fund

If on the merger date the Funds had the unused losses indicated above, the Target Fund shareholders would benefit from the capital loss carry forward of the Acquiring Fund post Reorganization.

Legg Mason Western Asset Core Plus Bond Fund (Target Fund) into Western Asset Core Plus Bond Fund (Acquiring Fund):

As of December 31, 2011, the Funds had the following unused capital loss carryovers, as adjusted, in the case of Target Fund, for net realized gains or losses for the portion of the current fiscal year ending on that date:

Legg Mason Western Asset Core Plus Bond Fund (Target Fund)			Western Asset Core Plus Bond Portfolio (Acquiring Fund)
	Amount of Carryover	Fiscal Year of Expiration Assuming No Reorganization	Amount of Carryover	Fiscal Year of Expiration Assuming No Reorganization
	$(14,463,118)	7/31/2015	$(386,637,541)	12/31/2017
	(808,003)	7/31/2016	—	—

Total	$(15,271,121)		$(386,637,541)

Target Fund

If on the merger date the Funds had the unused losses indicated above, the Reorganization would affect the use of the Target Fund’s capital loss carryovers in the following manner: (1) the expiration date of the carryovers would effectively move up two years and realign themselves to the year of the Acquiring Fund; for example, the carryovers due to expire on July 31, 2015 would expire on December 31, 2013; (2) the carryovers would benefit the shareholders of the combined Fund, rather than only the shareholders of the Target Fund; (3) the amount of the carryovers that could be utilized in any taxable year would equal the long-term tax-exempt rate at such time, multiplied by the aggregate net asset value of the Target Fund at the time of Reorganization (approximately $6,500,000 per year, based on the long-term tax-exempt rate in effect for April 2012).

The combination of the above-referenced limitations on the use of loss carryovers may result in a portion (approximately $6,100,000, based on the long-term tax-exempt rate in effect for April 2012) of the Target Fund’s loss carryovers expiring unused. It should be noted that there would be no assurances that the Target Fund would be able to use such losses in the absence of the Reorganization and that the Target Fund shareholders would benefit by having use of the Acquiring Fund’s capital loss carryovers.

Acquiring Fund

If on the merger date the Acquiring Fund had net unrealized gains in the amount it had as of December 31, 2011, the Reorganization would affect the use of the combined Fund’s capital loss carryovers in that any gains recognized after the Reorganization that are attributable to appreciation in the Acquiring Fund’s portfolio at the time of the Reorganization would be not be able to be offset by the capital loss carryover of the Target Fund.

Legg Mason Western Asset Global Inflation Management Fund (Target Fund) into Western Asset Inflation Indexed Plus Bond Fund (Acquiring Fund):

As of December 31, 2011, the Target Fund had no capital loss carryover and the Acquiring Fund had the following unused capital loss carryovers:

Western Asset Inflation Indexed Plus Bond Portfolio (Acquiring Fund)
	Amount of Carryover	Fiscal Year of Expiration Assuming No Reorganization
	$(2,692,673)	12/31/2017

Total	$(2,692,673)

Target Fund

If on the merger date the Funds had the unused losses indicated above, the Target Fund shareholders would benefit from the capital loss carry forward of the Acquiring Fund post Reorganization.

Information Applicable to All Funds

The capital loss carryovers and limitations described above may change significantly between now and the Closing Date, expected to be approximately October 5, 2012. Further, the ability of each Fund to use these losses (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses. The combination of these factors on the use of loss carryovers may result in some portion of the loss carryovers of either or both of the Funds expiring unused.

TERMINATION OF THE TARGET FUND

For each Reorganization effected, the applicable Target Fund will be terminated as a series of the Trust.

PORTFOLIO SECURITIES

Legg Mason Western Asset Core Bond Fund (Target Fund) into Western Asset Core Bond Fund (Acquiring Fund) and Legg Mason Western Asset Core Plus Bond Fund (Target Fund) into Western Asset Core Plus Bond Fund (Acquiring Fund):

With respect to each of the foregoing Reorganizations, if the Reorganization is effected, management will analyze and evaluate the portfolio securities of the Target Fund being transferred to the Acquiring Fund. Consistent with the Acquiring Fund’s investment objectives and policies, any restrictions imposed by the Code and in the best interests of the Acquiring Fund’s shareholders (including former shareholders of the Target Fund), management will determine the extent and duration to which the portfolio securities of the Target Fund will be maintained by the Acquiring Fund. It is not currently anticipated that it will be necessary to dispose of portfolio securities of the Target Fund to effect the Reorganization. Accordingly, as of the date hereof, the Target Fund is not expected to recognize material capital gains or incur material transaction costs as a result of repositioning its portfolio in connection with the Reorganization. However, it is possible that there may be some dispositions of the portfolio securities of the Target Fund prior to or following the Reorganization. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities of the Target Fund may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold and the Acquiring Fund’s ability to use any available loss carryovers. Any transaction costs associated with repositioning the Target Fund’s portfolio in connection with its Reorganization will be borne by the Target Fund.

Legg Mason Western Asset Global Inflation Management Fund (Target Fund) into Western Asset Inflation Indexed Plus Bond Fund (Acquiring Fund):

If the Reorganization is effected, it is currently anticipated that holdings representing approximately 44.30% of the investment portfolio of the Target Fund (measured as of February 29, 2012) and none of the investment portfolio of the Acquiring Fund will be sold prior to, and solely and directly in connection with, the Reorganization. It is anticipated that transaction costs of approximately $9,200 or $0.003 per share will be incurred in connection with the disposition of the Target Fund securities. As of a recent date, the Target Fund is expected to recognize approximately $92,000 or $0.02 per share of ordinary income (currency gains), $376,000 or $0.11 per share of short-term capital gains and $196,000 or $0.06 per share of long-term capital gains in connection with the repositioning of the Target Fund’s portfolio. Those gains, if realized, will be distributed to the shareholders of the Target Fund prior to the Reorganization. These values are estimates based on historical data and the actual capital gains or losses recognized by the Target Fund will vary from these amounts. Moreover, it is possible that some of the investment portfolio of the Acquiring Fund could be sold in connection with the Reorganization, which could cause the Acquiring Fund to recognize capital gains or losses in connection with the Reorganization, although none is currently expected as of the date of this Proxy Statement/Prospectus.

Costs Associated with the Transfer of Certain Securities

In addition, there currently are restrictions on the transfer of certain securities held by each Target Fund. To the extent that there continue to be restrictions on the transfer of such securities on the Closing Date there may be costs associated with the transfer of such securities that would be borne by the Target Fund. As of the date hereof, such transfer costs are expected to be approximately $14,000 for Legg Mason Western Asset Core Bond Fund; $8,000 for Legg Mason Western Asset Core Plus Bond Fund; and $4,000 for Legg Mason Western Asset Global Inflation Management Fund. Actual transfer costs, if any, may differ from such estimates.

INFORMATION ABOUT MANAGEMENT OF THE ACQUIRING FUNDS

LMPFA is each Acquiring Fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to each Acquiring Fund. As of March 31, 2012, LMPFA’s total assets under management were approximately $185.7 billion.

In order to assist in carrying out its investment advisory responsibilities, LMPFA has retained the following “subadvisers” to render advisory services to the Acquiring Fund.

•	Western Asset Core Bond Fund: Western Asset

•	Western Asset Core Plus Bond Fund: Western Asset, Western Asset London, Western Asset Japan and Western Asset Singapore

•	Western Asset Inflation Indexed Plus Bond Fund: Western Asset, Western Asset London, Western Asset Japan and Western Asset Singapore

To the extent LMPFA receives a management fee after taking into account its contractual obligation to limit expenses as described in the fund’s prospectus, LMPFA will pay the fund’s subadviser(s) the entire management fee it receives from the fund. If a fund has more than one subadviser, LMPFA will pay a management fee to each subadviser based on the respective portion of the fund’s assets managed by such subadviser.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2012, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $643.3 billion.

The subadviser(s) provide the day-to-day portfolio management of each Acquiring Fund. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset London was founded in 1984 and has offices at 10 Exchange Square, Primrose Street, London EC2A 2EN. Western Asset Singapore was established in 2000 and has offices at 1 George Street #23-01, Singapore 049145. Western Asset Japan was founded in 1991 and has offices at 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan. Western Asset, Western Asset London, Western Asset Singapore and Western Asset Japan act as investment advisers to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2012, the total assets under management of Western Asset and its supervised affiliates, including Western Asset London, Western Asset Singapore and Western Asset Japan, were approximately $446.7 billion.

Western Asset London, Western Asset Japan and Western Asset Singapore provide certain subadvisory services relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments. Western Asset London generally manages global and non-U.S. dollar fixed-income mandates, Western Asset Japan generally manages Japanese fixed-income mandates and Western Asset Singapore generally manages Asian (other than Japan) fixed-income mandates. Each office provides services relating to relevant portions of Western Asset’s broader portfolios as appropriate.

Western Asset London, Western Asset Japan and Western Asset Singapore undertake investment-related activities including investment management, research and analysis, and securities settlement.

Western Asset employs a team approach to investment management that utilizes relevant staff in multiple offices around the world. Expertise from Western Asset investment professionals in those offices add local sector investment experience as well as the ability to trade in local markets. Although the investment professionals at Western Asset London, Western Asset Japan, and Western Asset Singapore are responsible for the management of the investments in their local sectors, Western Asset provides overall supervision of their activities for the fund to maintain a cohesive investment management approach.

Each Acquiring Fund pays a monthly management fee at an annual rate as a percentage of the fund’s average daily net assets as shown below. For the fiscal year ended December 31, 2011, each Acquiring Fund paid the effective management fee shown below as a percentage of the fund’s average daily net assets, after waivers and reimbursements.

Acquiring Fund	Fee Rate (percentage of average daily net assets)	Effective Management Fee (after waivers and reimbursements)
Western Asset Core Bond Fund	0.45% of the first $500 million of average net assets, 0.425% of the next $500 million of average net assets and 0.40% of average net assets over $1 billion.	0.41%
Western Asset Core Plus Bond Fund	0.45% of the first $500 million of average net assets, 0.425% of the next $500 million of average net assets and 0.40% of average net assets over $1 billion.	0.39%
Western Asset Inflation Indexed Plus Bond Fund	0.20% of the average net assets.	0.18%

Information about the factors considered by the Board of each Acquiring Fund in approving the investment management agreement with LMPFA and the subadvisory agreements with Western Asset, Western Asset London, Western Asset Singapore, and Western Asset Japan (as applicable) is contained in the Annual Report to shareholders for the fiscal period ended December 31, 2011.

Portfolio Managers of the Acquiring Funds

Information about the portfolio managers responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of each Acquiring Fund is listed below. Each Acquiring Fund is managed by a broad team of portfolio managers, sector specialists and other investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the Fund depends on the asset classes in which the Fund invests. Senior portfolio managers are responsible for the development of investment strategy and oversight for the Fund and coordination of other relevant investment team members. These portfolio managers work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The Fund SAI for each Acquiring Fund provides information about the compensation of the portfolio managers, other accounts they manage and any Acquiring Fund shares held by the portfolio managers.

Western Asset Core Bond Fund

The portfolio managers responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are Steven A. Walsh, Carl L. Eichstaedt and Mark S. Lindbloom serve as co-portfolio managers of the Fund. Each of Messrs. Walsh, Lindbloom and Eichstaedt have been employed by Western Asset as portfolio managers for at least the past five years. Mr. Walsh has been portfolio manager for the Fund since its inception. Mr. Lindbloom has been a portfolio manager for the Fund since 2006. Mr. Eichstaedt has been a portfolio manager for the Fund since 1994. Mr. Glasser and Mr. Kagan have served as portfolio managers since 2001 and 2009, respectively.

Western Asset Core Plus Bond Fund

The portfolio managers responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are Stephen A. Walsh, Mark S. Lindbloom, Carl L. Eichstaedt, Michael C. Buchanan and Keith J. Gardner serve as co-portfolio managers of the Fund. Each portfolio manager has been employed by Western Asset as a portfolio manager for at least the past five years. Mr. Walsh, Mr. Eichstaedt and Mr. Gardner have served as portfolio managers to the fund since its inception in 1998. Mr. Lindbloom and Mr. Buchanan have served as portfolio managers to the fund since 2006 and 2005, respectively.

Western Asset Inflation Indexed Plus Bond Fund

The portfolio managers responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are Stephen A. Walsh, Peter H. Stutz and Paul E. Wynn serve as co-portfolio managers of the Fund. Each portfolio manager has been employed by Western Asset as a portfolio manager for at least the past five years. Mr. Walsh and Mr. Stutz have served as portfolio managers to the fund since its inception in 2001. Mr. Wynn has served as portfolio manager to the fund since 2009.

ADDITIONAL INFORMATION ABOUT THE TARGET FUNDS AND THE ACQUIRING FUNDS

Legg Mason and certain of the Acquiring Funds’ service providers, which include Legg Mason-affiliated service providers, have a financial interest in the Reorganizations because their respective fees under agreements with the Acquiring Funds generally increase as the amount of the assets of the Acquiring Funds increases, and the amount of those assets will increase as a result of the Reorganizations. However, the increase in assets of each Acquiring Fund is expected to be offset by the concomitant loss of the corresponding Target Fund’s assets, resulting in decreases of fees of certain Legg Mason-affiliated service providers to the Target Funds.

Information about the Target Funds and the Acquiring Funds is included in each Fund’s Prospectuses, SAIs and annual reports filed with the SEC and dated as listed in Appendix A. Copies of all these documents, the Reorganization SAI and any subsequently released shareholder reports are available upon request and without charge by calling Legg Mason at 1-877-721-1926, by writing to Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504 or by visiting the Funds’ website at www.leggmason.com/individualinvestors.

All of the Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file reports and other information including proxy materials, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20549 at prescribed rates.

Financial Highlights

The most recent fiscal year end of each of the Target Funds is July 31, 2011, with the exception of Legg Mason Western Asset Global Inflation Management Fund, for which the most recent fiscal year end is October 31, 2011 and the most recent fiscal year end of each of the Acquiring Funds is December 31, 2011.

The financial highlights of each Acquiring Fund contained in Appendix E1, Appendix E2 and Appendix E3 have been derived from financial statements audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm.

Historical performance of each Fund is detailed in Appendix F of this Proxy Statement/Prospectus.

Distribution Arrangements

Legg Mason Investor Services, LLC, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as each Acquiring Fund’s sole and exclusive distributor.

Each Acquiring Fund has adopted a Rule 12b-1 shareholder services and distribution plan. Under the plan, each Acquiring Fund pays distribution and/or service fees based on annualized percentages of average daily net assets, of up to 0.25% for Class A shares, up to 1.00% for Class C shares, up to 0.70% for Class C1 shares (0.75% for Class C1 shares of Western Asset Inflation Indexed Plus Bond Fund) and up to 0.50% for Class R shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares are not subject to distribution and/or service fees under the plan.

In addition, the distributor, the investment manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with each Acquiring Fund. These payments are not reflected as additional expenses in the fee tables contained in this Proxy Statement/Prospectus. The recipients of these payments may include the Acquiring Funds’ distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of a Fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as the payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in a Fund on which fees are being charged.

Form of Organization

Each Target Fund is a series of Legg Mason Partners Income Trust, a Maryland statutory trust. Each Acquiring Fund is a series of Western Asset Funds, Inc, a Maryland corporation. A comparison of Maryland statutory trusts and Maryland corporations is attached to this Proxy Statement/Prospectus as Appendix H.

Capitalization

The following tables set forth the unaudited capitalization of each Target Fund and each Acquiring Fund as of the date set out below, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of the applicable Acquiring Fund shareholders of a Target Fund will receive on the Closing Date, and the information below should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received. As described in greater detail above under “Information about the Proposed Reorganizations—The Reorganization Agreement,” to facilitate the Reorganization, the net assets of each Target Fund on the date of the Reorganization will be computed using the valuation procedures established by the Acquiring Fund’s Board for valuing the Acquiring Fund’s assets. As of May 25, 2012 the net asset value of Legg Mason Western Asset Core Plus Bond Fund did not exceed 10% of the net asset value of the Western Asset Core Plus Bond Fund and the net asset value of Legg Mason Western Asset Global Inflation Management Fund did not exceed 10% of the net asset value of Western Asset Inflation Indexed Plus Bond Fund.

Pro Forma Combined Capitalization Table

Legg Mason Western Asset Core Bond Fund and Western Asset Core Bond Fund

As of May 15, 2012

	Legg Mason Western Asset Core Bond Fund	Western Asset Core Bond Fund		Pro Forma Adjustments		Pro Forma Combined Western Asset Core Bond Fund
Class A:
Net Assets	$279,143,957	$10,030		(506,160	)(a)	$278,647,827
Shares Outstanding	23,334,314	828		(336,238	)(b)	22,998,904
Net Asset Value Per Share	$11.96	$12.12				$12.12

Class C1:
Net Assets	$43,448,471	$—		(81,498	)(a)	$43,366,973
Shares Outstanding	3,634,160	—		(54,757	)(b)	3,579,403
Net Asset Value Per Share	$11.96	$12.12	(c)			$12.12

Class C:
Net Assets	$—	$10,030				$10,030
Shares Outstanding	—	828				828
Net Asset Value Per Share	$—	$12.12				$12.12

Class R:
Net Assets	$1,476,282	$10,030		$(2,769	)(a)	$1,483,543
Shares Outstanding	123,441	828		(1,821	)(b)	122,448
Net Asset Value Per Share	$11.96	$12.12				$12.12

(a)

Reflects adjustments for estimated Reorganization Costs of $99,650, estimated security transfer costs of $14,000 and an adjustment of $494,248 reflecting the impact of using the Acquiring Fund’s valuation procedures to calculate the Target Fund’s net asset value on May 15, 2012.

(b)	Reflects adjustment to the number of shares outstanding due to the Reorganization.

(c)	Share class net asset value to be pegged to Class A upon Reorganization.

	Legg Mason Western Asset Core Bond Fund	Legg Mason Western Asset Core Bond Fund (Class A)	Pro Forma Adjustments		Pro Forma Combined Legg Mason Western Asset Core Bond Fund (Class A)
Class B*:
Net Assets	$9,314,365	$269,847,063	$(17,471	)(a)	$279,143,957
Shares Outstanding	780,337	22,557,164	(3,187	)(b)	23,334,314
Net Asset Value Per Share	$11.94	$11.96			$11.96

*	Class B shares of Legg Mason Western Asset Core Bond Fund are being reclassified as Class A shares of Legg Mason Western Asset Core Bond Fund prior to the Reorganization into Western Asset Core Bond Fund.

Pro Forma Combined Capitalization Table

Legg Mason Western Asset Core Plus Bond Fund and Western Asset Core Plus Bond Fund

As of May 15, 2012

	Legg Mason Western Asset Core Plus Bond Fund	Western Asset Core Plus Bond Fund		Pro Forma Adjustments		Pro Forma Combined Western Asset Core Plus Bond Fund
Class A:
Net Assets	$146,034,788	$10,032		$(311,036	)(a)	$145,733,784
Shares Outstanding	11,001,897	882		1,807,518	(b)	12,810,297
Net Asset Value Per Share	$13.27	$11.38				$11.38

Class C1:
Net Assets	$47,229,248	$—		$(103,230	)(a)	$47,126,018
Share Outstanding	3,557,053	—		585,420	(b)	4,142,473
Net Asset Value Per Share	$13.28	$11.38	(c)			$11.38

Class C:
Net Assets	$—	$10,032				$10,032
Shares Outstanding	—	882		0		882
Net Asset Value Per Share	$—	$11.38				$11.38

Class I:
Net Assets	$7,588,329	$4,714,377,321		$(16,586	)(a)	$4,721,949,064
Shares Outstanding	573,813	414,267,201		92,998	(b)	414,934,012
Net Asset Value Per Share	$13.22	$11.38				$11.38

Class R:
Net Assets	$365,734	$10,032		$(799	)(a)	$374,967
Shares Outstanding	27,510	882		4,568	(b)	32,960
Net Asset Value Per Share	$13.29	$11.38				$11.38

(a)

Reflects adjustments for estimated Reorganization Costs of $75,050, estimated security transfer costs of $8,000 and an adjustment of $356,773 reflecting the impact of using the Acquiring Fund’s valuation procedures to calculate the Target Fund’s net asset value on May 15, 2012.

(b)	Reflects adjustments to the number of shares outstanding due to the Reorganization.

(c)	Share class net asset value to be pegged to Class A upon Reorganization.

	Legg Mason Western Asset Core Plus Bond Fund	Legg Mason Western Asset Core Plus Bond Fund (Class A)	Pro Forma Adjustments		Pro Forma Combined Legg Mason Western Asset Core Plus Bond Fund (Class A)
Class B*:
Net Assets	$3,738,895	$142,304,065	$(8,172	)(a)	$146,034,788
Shares Outstanding	282,166	10,720,798	(1,067	)(b)	11,001,897
Net Asset Value Per Share	$13.25	$13.27			$13.27

*	Class B shares of Legg Mason Western Asset Core Plus Bond Fund are being reclassified as Class A shares of Legg Mason Western Asset Core Plus Bond Fund prior to the Reorganization into Western Asset Core Plus Bond Fund.

Pro Forma Combined Capitalization Table

Legg Mason Western Asset Global Inflation Management Fund and

Western Asset Inflation Indexed Plus Bond Fund

As of May 15, 2012

	Legg Mason Western Asset Global Inflation Management Fund	Western Asset Inflation Indexed Plus Bond Fund		Pro Forma Adjustments		Pro Forma Combined Western Asset Inflation Indexed Plus Bond Fund
Class A:
Net Assets	$33,367,750	$10,040		$(101,254	)(a)	$33,276,536
Shares Outstanding	2,937,130	826		(198,696	)(b)	2,739,260
Net Asset Value Per Share	$11.36	$12.15				$12.15

Class C1:
Net Assets	$6,880,360	$—		$(20,878	)(a)	$6,859,482
Shares Outstanding	607,369	—		(42,709	)(b)	564,660
Net Asset Value Per Share	$11.33	$12.15	(c)			$12.15

Class C:
Net Assets	$—	$10,040				$10,040
Shares Outstanding	—	826				826
Net Asset Value Per Share		$12.15				$12.15

(a)

Reflects adjustments for estimated Reorganization Costs of $56,850, estimated security transfer costs of $4,000 and an adjustment of $61,282 reflecting the impact of using the Acquiring Fund’s valuation procedures to calculate the Target Fund’s net asset value on May 15, 2012.

(b)	Reflects adjustment to the number of shares outstanding due to the Reorganization.

(c)	Share class net asset value to be pegged to Class A upon Reorganization.

Dividends and Distributions

Each Target Fund except Legg Mason Western Asset Global Inflation Management Fund has a policy to declare daily dividends from net investment income. Legg Mason Western Asset Global Inflation Management Fund generally declares monthly dividends from net investment income. Dividends from income are generally paid monthly by each Target Fund. Each Target Fund generally makes capital gain distributions, if any, once a year, typically in December. Each Target Fund may pay additional distributions and dividends at other times if necessary for the Target Fund to avoid a federal tax.

Each Acquiring Fund declares as a dividend at the close of regular trading on the NYSE each business day, to shareholders of record as of the close of the NYSE that day, substantially all of its net investment income since the prior business day’s dividend. Shares of the Acquiring Funds will begin to earn dividends on settlement date. The Acquiring Funds pay dividends monthly. Distributions of net realized capital gains are made annually.

For more information on the distribution policies of each Acquiring Fund, see “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information—Dividends, Distributions and Taxes” in this Proxy Statement/Prospectus, above.

Other Business

The Board of each Target Fund does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting or any adjournment or postponement thereof, the persons named as proxies will vote thereon in accordance with their discretion.

Under the By-laws applicable to each Target Fund, the only matters that may be acted on at a special meeting of shareholders are those stated in the notice of the special meeting or otherwise brought before the Meeting by the person presiding over the Meeting. Accordingly, other than procedural matters relating to the proposal, no other business may properly come before the Meeting. If any such procedural matter requiring a vote of shareholders should arise, or any question as to adjournment of the Meeting is submitted to shareholders, the persons named as proxies will vote on such procedural matters in accordance with their discretion.

Shareholder Communications with the Board

A shareholder who wants to communicate with the Boards or any individual Board member should write to his or her Fund to the attention of [Robert I. Frenkel, c/o Legg Mason & Co., LLC, Secretary, 100 First Stamford Place, 6th Floor, Stamford, Connecticut 06902]. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board member and so indicates, it will be sent only to that Board member. If a communication does not indicate a specific Board member it will be sent to the chair of the governance committee of the Board and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Voting Information

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Target Funds’ Board to be used at the Meeting. This Proxy Statement/Prospectus, along with the Notice of Special Meeting and a proxy card, are first being mailed to shareholders of each Target Fund on or about [ ], 2012 or as soon as practicable thereafter. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting, and at any adjournments or postponements thereof. If the enclosed proxy card is properly completed, signed and dated and returned in time to be voted at the Meeting, the proxies named thereon will vote the shares represented by the proxy card in accordance with the instructions marked thereon. Unmarked but properly signed and dated proxy cards will be voted “FOR” approval of the applicable Reorganization Agreement and “FOR” any other matters the proxies deem appropriate. Please see Appendix G to this Proxy Statement/Prospectus for instructions on how to sign your proxy card. The inspectors of election will treat abstentions and “broker non-votes” as present for purposes of determining whether a quorum exists.

A shareholder may revoke a proxy at any time prior to its exercise at the Meeting by (1) submitting to the applicable Target Fund a subsequently executed proxy, (2) delivering to the applicable Target Fund a written notice of revocation (addressed to the Assistant Secretary at the principal executive office of the Target Fund at the address shown at the beginning of this Proxy Statement/Prospectus) or (3) otherwise giving notice of revocation at the Meeting. Merely attending the Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreement and the Reorganization contemplated thereby. Even if you plan to attend the Meeting, we ask that you sign, date and return the enclosed proxy card or authorize your vote by telephone or Internet. This will help us ensure that an adequate number of shares are present for the Meeting to be held. Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting.

Broker/dealer firms holding shares of the Target Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares with respect to approval of the Reorganization Agreement before the Meeting. The NYSE takes the position that a broker/dealer that is a member of the

NYSE and that has not received instructions from a customer or client prior to the date specified in the broker/dealer firm’s request for voting instructions may not vote such customer’s or client’s shares with respect to approval of the Reorganization Agreement. A signed proxy card or other authorization by a beneficial owner of Target Fund shares that does not specify how the beneficial owner’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal.

If you hold shares of a Target Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Target Fund or the distributor of the Target Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions.

If you beneficially own shares that are held in “street name” through a broker/dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker/dealer or service agent specific instructions as to how you want your shares to be voted.

Photographic identification will be required for admission to the Meeting.

Proxy Solicitation

The relevant Target Fund and LMPFA will each be responsible for 50% of the fees, costs and expenses allocated to that Target Fund that are solely and directly related to the Reorganization. The Acquiring Fund’s manager will be responsible for 100% of the fees, costs and expenses allocated to the Acquiring Fund that are solely and directly related to the Reorganization. Transaction costs, if any, associated with repositioning a Fund’s portfolio in connection with the Reorganization will be borne by that Fund before the Reorganization.

Legg Mason Western Asset Core Bond Fund into Western Asset Core Bond Fund

Estimated costs of the reorganization have been allocated between the Target Fund and the Acquiring Fund as follows: Legal—the Target Fund: $90,000, the Acquiring Fund: $90,000; Audit—the Target Fund: $5,000, the Acquiring Fund: $5,000; and printing, postage, proxy out-of-pocket costs and proxy solicitation, mailing, reporting and tabulation costs (approximately $104,300)—all allocated to the Target Fund. These amounts are estimates and actual expenses incurred by the Target Fund could vary from these estimates.

Legg Mason, Inc., on behalf of the Target Fund, has retained Computershare Fund Services, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Computershare Fund Services will be paid approximately $99,900 for such solicitation services, to be borne by the Target Fund and LMPFA as described above.

Legg Mason Western Asset Core Plus Bond Fund into Western Asset Core Plus Bond Fund

Estimated costs of the reorganization have been allocated between your fund and the Acquiring Fund as follows: Legal—the Target Fund: $90,000, the Acquiring Fund: $90,000; Audit—the Target Fund: $5,000, the Acquiring Fund: $5,000; and printing, postage, proxy out-of-pocket costs and proxy solicitation, mailing, reporting and tabulation costs (approximately $55,100)—all allocated to the Target Fund. These amounts are estimates and actual expenses incurred by the Target Fund could vary from these estimates.

Legg Mason, Inc., on behalf of the Target Fund, has retained Computershare Fund Services, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Computershare Fund Services will be paid approximately $52,700 for such solicitation services, to be borne by the Target Fund and LMPFA as described above.

Legg Mason Western Asset Global Inflation Management Fund into Western Asset Inflation Indexed Plus Bond Fund

Estimated costs of the reorganization have been allocated between the Target Fund and the Acquiring Fund as follows: Legal—your fund: $90,000, the Acquiring Fund: $90,000; Audit—the Target Fund: $5,000, the Acquiring Fund: $5,000; and printing, postage, proxy out-of-pocket costs and proxy solicitation, mailing, reporting and tabulation costs (approximately $18,700)—all allocated to the Target Fund. These amounts are estimates and actual expenses incurred by the Target Fund could vary from these estimates.

Legg Mason, Inc., on behalf of the Target Fund, has retained Computershare Fund Services, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Computershare Fund Services will be paid approximately $16,300 for such solicitation services, to be borne by the Target Fund and LMPFA as described above.

Quorum

The quorum requirement for each Target Fund is thirty percent of the voting powers of the shares entitled to vote.

Vote Required

The affirmative vote of a majority of the outstanding voting securities of each Target Fund is required to approve the Reorganization Agreement with respect to that Fund’s reorganization, which under applicable law means the vote of the lesser of (a) 67% or more of the voting power of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Target Fund. Each whole share (or fractional share) outstanding on the Record Date shall entitle the holder thereof to a number of votes equal to the net asset value of the shares (or fractional share) in U.S. dollars determined at the close of business on the Record Date.

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and “broker non-votes”, if any (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will have the effect of a vote against approval of the Reorganization. As a result, shareholders are urged to sign and date their proxy card and forward their voting instructions promptly.

Adjournments

The Meeting may, by action of the chairman of the Meeting and without any action by the shareholders, be adjourned without further notice with respect to one or more matters to be considered at the Meeting to a designated time and place, whether or not a quorum is present with respect to such matter. If the chairman of the Meeting determines to submit a proposal to adjourn to the Shareholders, unless a proxy is otherwise limited in this regard, any Shares present and entitled to vote on the matter at issue at the Meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. Any adjourned meeting may be held as adjourned without further notice, even if the date of such adjourned meeting is more than 120 days after the notice of the original meeting or the postponement thereof was mailed or sent.

Future Shareholder Proposals

The Target Funds do not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of an Target Fund must be received at the offices of the Target Fund, 55 Water Street, New York, New York 10041, in accordance with the time periods set forth for advance notice in the bylaws applicable to the Target Fund or, if no such time period is specified, at a reasonable time before the Target Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Record Date and Outstanding Shares [Charts to be updated]

Only shareholders of record of a Target Fund at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and at any postponements or adjournments thereof. The chart below lists the number of shares of each Target Fund that were outstanding and entitled to vote as of the close of business on the Record Date.

Legg Mason Western Asset Core Bond Fund

Class	Total Shares Outstanding
Class A
Class B
Class C
Class R

Legg Mason Western Asset Core Plus Bond Fund

Class	Total Shares Outstanding
Class A
Class B
Class C
Class I
Class R

Legg Mason Western Asset Global Inflation Management Fund

Class	Total Shares Outstanding
Class A
Class C

To the knowledge of the Funds, as of the Record Date, except as set forth on Appendix I, no person owned beneficially or of record 5% or more of any class of a Target Fund’s or an Acquiring Fund’s outstanding shares.

To the knowledge of the Funds, as of [ ], 2012, less than 1% of the outstanding shares of the Target Fund and the Acquiring Fund were owned directly or beneficially in the aggregate by the Board members and officers of each Target Fund and each Acquiring Fund.

THE BOARD OF EACH TARGET FUND RECOMMENDS APPROVAL OF THE PROPOSAL AT THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

ANY SIGNED AND DATED, BUT UNMARKED, PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PROPOSAL AT THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

By order of the Boards of Trustees,

Robert I. Frenkel

Secretary

Legg Mason Partners Income Trust

APPENDIX A

Dates of Prospectuses, Statements of Additional Information and Shareholder Reports

Fund	Prospectus and Fund SAI Dated	Annual Reports
Legg Mason Western Asset Core Bond Fund	December 1, 2011 (filed on November 21, 2011)	July 31, 2011 (filed on September 26, 2011)
Western Asset Core Bond Fund	May 1, 2012 (filed on April 25, 2012)	December 31, 2011 (filed on February 24, 2012)
Legg Mason Western Asset Core Plus Bond Fund	December 1, 2011 (filed on November 21, 2011)	July 31, 2011 (filed on September 23, 2011)
Western Asset Core Plus Bond Fund	May 1, 2012 (filed on April 25, 2012)	December 31, 2011 (filed on February 28, 2012)
Legg Mason Western Asset Global Inflation Management Fund	February 29, 2012 (filed on February 22, 2012)	October 31, 2011 (filed on December 23, 2011)
Western Asset Inflation Indexed Plus Bond Fund	May 1, 2012 (filed on April 25, 2012)	December 31, 2011 (filed on February 27, 2012)

A-1

APPENDIX B

Agreement and Plan of Reorganization

Legg Mason Western Asset [                ] Fund and Western Asset [                ] Fund

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [        ], by and among Western Asset Funds, Inc., a Maryland corporation (the “Corporation”), with its principal place of business at [        ], on behalf of its series Western Asset [        ] Fund (the “Acquiring Fund” or a “Fund”) and Legg Mason Partners Income Trust, a Maryland statutory trust (the “Trust”), with its principal place of business at 55 Water Street, New York, New York 10041, on behalf of its series Legg Mason Western Asset [        ] Fund (the “Target Fund” or a “Fund”), and, solely for purposes of paragraph 10.2 hereof, Legg Mason Partners Fund Advisor, LLC (“LMPFA”).

WHEREAS, Acquiring Fund is a series of the Corporation, an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Target Fund is a series of the Trust, an open-end management investment company registered pursuant to the 1940 Act;

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitutes a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);

WHEREAS, the reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund to the Acquiring Fund in exchange solely for classes of shares of common stock of the Acquiring Fund (the “Acquiring Fund Shares”) corresponding to the classes of outstanding shares of beneficial interest of the Target Fund (the “Target Fund Shares”), as described herein, and the assumption by the Acquiring Fund of all liabilities of the Target Fund, and (2) the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund and the termination and complete liquidation of the Target Fund as a series of the Trust, as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Target Fund currently owns securities that are generally assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of Directors of the Corporation (the “Acquiring Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) of the Corporation, has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund for Acquiring Fund Shares and the assumption of all liabilities of the Target Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Board of Trustees of the Trust (the “Target Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) of the Trust, has determined, with respect to the Target Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund for Acquiring Fund Shares and the assumption of all liabilities of the Target Fund by the Acquiring Fund is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization; and

WHEREAS, in this Agreement, any references to a Fund taking action shall mean and include all necessary actions of the Corporation or Trust, as applicable, on behalf of a Fund, unless the context of this Agreement or the 1940 Act requires otherwise;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE TARGET FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, ASSUMPTION OF ALL TARGET FUND LIABILITIES AND TERMINATION OF THE TARGET FUND

1.1 (a) Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Trust, on behalf of the Target Fund, agrees to sell, assign, convey, transfer and deliver all of its Assets, as defined and set forth in paragraph 1.2, to the Acquiring Fund, and the Corporation, on behalf of the Acquiring Fund, agrees in exchange therefor: (i) to deliver to the Target Fund the number, determined in accordance with paragraph 2.3, of full and fractional Acquiring Fund Shares corresponding to each class of Target Fund Shares as of the time and date set forth in paragraph 3.1, determined by dividing the value of the Target Fund’s net assets (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the corresponding class of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (ii) to assume all liabilities of the Target Fund. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”).

(b) To the extent that on the Closing Date any incidents of ownership of, or interests in, any of the Assets are subject to a restriction on transfer as set forth in Schedule 4.1(e) (such incidents or interests, “Residual Restricted Interests”), the Trust, on behalf of the Target Fund, and the Corporation, on behalf of the Acquiring Fund, agree that effective as of the Closing Date and thereafter any Residual Restricted Interests shall be held by the Target Fund exclusively for the benefit of the Acquiring Fund (or its designee), as further described in paragraph 5.8(b), until the sale, assignment, conveyance, transfer and delivery of such Residual Restricted Interests to the Acquiring Fund (or its designee) has been effected.

1.2 The property and assets of the Trust attributable to the Target Fund to be sold, assigned, conveyed, transferred and delivered to and acquired by the Corporation, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Target Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Target Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The Corporation, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Target Fund, including, without limitation, all indemnification obligations of the Target Fund with respect to the current and former members of the Target Board and officers of the Trust, whether accrued or contingent, known or unknown, existing at the Valuation Date except for (a) obligations of the Target Fund arising under this Agreement and (b) all expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) borne by LMPFA and/or the Target Fund pursuant to paragraph 10.2 (collectively, “Liabilities”). The Target Fund will sell, assign, convey, transfer and deliver to the Corporation, on behalf of the Acquiring Fund, any (i) rights, payments, stock dividends, or other securities received by the Target Fund after the Closing Date as payments, stock dividends or other distributions on or with respect to the Assets transferred and (ii) any Residual Restricted Interests that become transferrable after the Closing Date, which rights, payments, stock dividends, other securities, and Residual Restricted Interests shall be deemed included in the property and assets transferred to the Corporation, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the Assets of the Target Fund acquired by the Corporation on behalf of the Acquiring Fund.

1.3 The Target Fund will make reasonable efforts to discharge all of its known Liabilities prior to the Valuation Date.

1.4 On or as soon as practicable prior to the Closing Date, the Target Fund will declare and pay to its shareholders of record one or more dividends so that it will have distributed substantially all of (a) the sum of (i) its investment company taxable income as defined in the Code (computed without regard to any deduction for dividends paid) (ii) the excess of its investment income excludible from gross income under Section 103 of the Code, if any, over its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”) and (iii) its net capital gain as defined in the Code, if any, and

(b) any other amounts as necessary, in each case for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date), as dividends qualifying for the dividends-paid deduction under Section 562 of the Code, such that the Target Fund will have no tax liability under Section 852 or Section 4982 of the Code for the current and any prior tax periods.

1.5 Immediately following the actions contemplated by paragraph 1.1, the Trust shall take such actions as may be necessary or appropriate to complete the liquidation of the Target Fund. To complete the liquidation, the Trust, on behalf of the Target Fund, shall (a) on the Closing Date, distribute to the shareholders of record of the Target Fund Shares as of the Closing Date (“Target Fund Shareholders”), on a pro rata basis within each share class, the corresponding class of Acquiring Fund Shares received by the Trust, on behalf of the Target Fund, pursuant to paragraph 1.1, (b) on the Closing Date, cancel shares of the Target Fund and (c) terminate the Target Fund as a series of the Trust in accordance with Maryland law; provided, however, that such termination may be delayed for such period, not exceeding one (1) year, as is necessary in order to complete the transfer of any Residual Restricted Interests as described in paragraph 5.8(b). Such distribution and cancellation shall be accomplished, with respect to the Target Fund Shares, by the transfer on the Closing Date of the corresponding classes of Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Target Fund Shareholders shall be equal to the aggregate net asset value of the Target Fund Shares owned by Target Fund Shareholders on the Closing Date. All issued and outstanding Target Fund Shares will be cancelled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent for the credit of the respective accounts of the Target Fund Shareholders.

1.7 Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Trust, on behalf of the Target Fund. The Trust shall take all reasonable steps to the extent necessary or desirable for these responsibilities to be discharged.

2. VALUATION

2.1 The value of the Assets and the amount of the Liabilities shall be determined as of the time for calculation of net asset value as set forth in the then-current prospectus for the Target Fund, and after the declaration and payment of any dividends and/or other distributions by the Target Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Acquiring Board. All computations of value and amounts shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Target Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Corporation adopted in good faith by the Acquiring Board.

2.2. The net asset value per share of each class of Acquiring Fund Shares shall be determined to the nearest full cent on the Valuation Date, using the valuation procedures established by the Acquiring Board. All computations of value shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Acquiring Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Corporation adopted in good faith by the Acquiring Board.

2.3. The number of each class of Acquiring Fund Shares to be issued in exchange for the Assets shall be determined by dividing the value of the net assets with respect to each corresponding class of Target Fund Shares, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of the corresponding class of an Acquiring Fund Share, determined using the same valuation procedures referred to in paragraph 2.2.

3. CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be October 5, 2012, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time or such later time on that date as the Target Fund’s net asset value is calculated in accordance with paragraph 2.1 and after the declaration and payment of any dividends. The Closing shall be held at the offices of LMPFA or at such other time and/or place as the parties may agree.

3.2 The Trust shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets, at the time of the Closing, from the accounts of the Target Fund that the Custodian maintains as custodian for the Target Fund to the accounts of the Acquiring Fund that the Custodian maintains as custodian for the Acquiring Fund and to deliver to the Acquiring Fund, at the Closing, a certificate of an authorized officer stating that the Assets of the Target Fund have been so transferred as of the Closing Date. The Trust, on behalf of the Target Fund, shall deliver to the Acquiring Fund, at the Closing, a certificate of an authorized officer stating that all necessary taxes in connection with the delivery of the Assets of the Target Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Trust shall direct each of Boston Financial Data Services, Inc., and BNY Mellon Investment Servicing (US) Inc., in its capacity as a transfer agent for the Target Fund (each, a “Transfer Agent”), to deliver to the Corporation at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Target Fund Shareholder and the number and percentage ownership of the outstanding class of Target Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Trust, on behalf of the Target Fund, a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.5 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Target Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.5. At the Closing, each Fund shall deliver to the other Fund such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other Fund or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Target Fund or the Acquiring Fund is impracticable (in the judgment of the Acquiring Board or the Target Board), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored, or such other date as the parties may agree.

4. REPRESENTATIONS AND WARRANTIES

4.1 Except as has been previously communicated, the Trust, on behalf of the Target Fund, represents and warrants to the Acquiring Fund as follows:

(a) The Target Fund is duly established as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under its Declaration of Trust, as amended or supplemented (the “Declaration”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Trust is duly qualified to do business as a foreign corporation (or other entity, as prescribed by applicable law) in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Trust. The Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.1(c).

(b) The Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Target Fund Shares under the

Securities Act of 1933, as amended (“1933 Act”), is in full force and effect and the Target Fund is in compliance in all material respects with the 1940 Act and 1933 Act and rules and regulations under each.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Target Fund (true and correct copies of which have been delivered to the Acquiring Fund) and each prospectus and statement of additional information of the Target Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Trust, on behalf of the Target Fund, will have good title to the Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Corporation, on behalf of the Acquiring Fund, will acquire good title thereto, subject to no restrictions on the full transfer thereof, excluding the Residual Restricted Interests or any restrictions as might arise under the 1933 Act.

(f) The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Target Fund, will not result, in a material violation of Maryland law or of the Declaration or the bylaws, as amended, of the Trust, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Target Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Target Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, other undertaking, judgment or decree to which the Trust, on behalf of the Target Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Target Fund (other than this Agreement and contracts or other commitments entered into in order to effect the transactions contemplated by this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former members of the Target Board, and those contracts listed in Schedule 4.1(g)) will terminate without liability to the Target Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1(g) is a valid, binding and enforceable obligation of the Target Fund and, to the Target Fund’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Target Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Target Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Trust’s knowledge, threatened against the Trust, with respect to the Target Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Target Fund’s business. The Trust, on behalf of the Target Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Target Fund’s business or the Trust’s ability to consummate the transactions herein contemplated on behalf of the Target Fund.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Target Fund as of the last day of and for the most recently completed fiscal year of the Target Fund prior to the date of this Agreement have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Trust) present fairly, in all material respects, the financial condition of the Target Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Target Fund as at the last day of and for the most recently completed fiscal half year of the Target Fund following the date of the audited annual statements referenced above, if any are available as of the date hereof, are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Fund if applicable) present fairly, in all material respects, the financial condition of the Target Fund, and all known contingent, accrued or other liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date are disclosed therein.

(j) Since the last day of the most recently completed fiscal year of the Target Fund prior to the date of this Agreement, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Target Fund Shares due to declines in market values of securities held by the Target Fund, the discharge of Target Fund liabilities, or the redemption of Target Fund Shares by shareholders of the Target Fund shall not constitute a material adverse change.

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Target Fund required by law to have been filed by such date (taking into account any extensions) shall have been filed and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l) The Target Fund is a separate series of the Trust and is treated as a corporation separate from any and all other series of the Trust under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year ending on the Closing Date), the Target Fund has met (or for that year will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has had in effect an election to be treated as such, has been (or for that year will be) eligible to compute and has computed (or for that year will compute) its federal income tax under Section 852 of the Code, and on or before the Closing Date, will have declared and paid dividends sufficient to distribute substantially all of (a) the sum of (i) its net tax-exempt income, (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as defined in the Code), and (b) any other amounts as necessary, in each case for all tax periods ending on or before the Closing Date (including the taxable year ending on the Closing Date), as dividends qualifying for the dividends-paid deduction under Section 562 of the Code, such that the Target Fund will have no tax liability under Section 852 or Section 4982 of the Code for the current and any prior tax periods.

(m) All issued and outstanding Target Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Trust, have been offered and sold in any state or territory (including, without limitation, the District of Columbia) in which they have been offered or sold, in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding Target Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of each Transfer Agent, on behalf of the Target Fund, as provided in paragraph 3.3. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund Shares, nor is there outstanding any security convertible into any of the Target Fund Shares.

(n) The Target Fund will review its assets to ensure that prior to the Closing Date its assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Target Fund, is unsuitable for the Acquiring Fund to acquire.

(o) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Target Board (including the determinations required by Rule 17a-8(a) under the 1940 Act), on behalf of the Target Fund, and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(p) The combined proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to the Target Fund and its shares, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Target Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Corporation for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Target Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), as may be prepared in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2 Except as has been previously communicated, the Corporation, on behalf of the Acquiring Fund, represents and warrants to the Target Fund as follows:

(a) The Acquiring Fund is duly established as a series of the Corporation, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with the power under its charter, as amended or supplemented (the “Charter”) to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Corporation is duly qualified to do business as a foreign corporation in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Corporation. The Corporation has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.2(c).

(b) The Corporation is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquiring Fund (true and correct copies of which have been delivered to the Target Fund) and each prospectus and statement of additional information of the Acquiring Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Corporation, on behalf of the Acquiring Fund, will not result, in a material violation of Maryland law or the Charter or the bylaws, as amended, of the Corporation, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Corporation, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Corporation, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, other undertaking, judgment or decree to which the Corporation, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Corporation’s knowledge, threatened against the Corporation, with respect to the Acquiring Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund’s business. The Corporation, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or the Corporation’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund as of the last day of and for the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Target Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Acquiring Fund as at the last day of and for the most recently completed fiscal half year of the Acquiring Fund following the date of the audited annual statements referenced above, if any are available as of the date hereof, are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Fund if applicable) present fairly, in all material respects, the financial condition of the Acquiring Fund, and all known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date are disclosed therein.

(h) Since the last day of the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(i) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (taking into account any extensions) shall have been filed and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Corporation’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(j) The Acquiring Fund is a separate series of the Corporation and is treated as a corporation separate from any and all other series of the Corporation under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or for the latter year expects to meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has had in effect an election to be treated as such, and has been (or for the latter year expects to be) eligible to compute and has computed (or for the latter year expects to compute) its federal income tax under Section 852 of the Code.

(k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Corporation and will have been offered and sold in any state or territory (including, without limitation, the District of Columbia) in which they have been offered or sold, in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Trust, for the account of the Target Fund Shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by the Trust.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquiring Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Corporation, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The Proxy Statement to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Target Fund and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Trust for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA), as may be prepared in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

5. COVENANTS

The Trust, on behalf of the Target Fund, and the Corporation, on behalf of the Acquiring Fund, hereby further covenant as follows:

5.1 The Target Fund and the Acquiring Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2 The Trust will call and hold a meeting of the shareholders of the Target Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. As soon as reasonably practicable after the Closing, the Trust shall (a) distribute to the Target Fund Shareholders, on a pro rata basis within each share class, the corresponding class of Acquiring Fund Shares received by the Trust, on behalf of the Target Fund, pursuant to paragraph 1.1 in cancellation of Target Fund Shares in accordance with Maryland law and (b) terminate the Target Fund as a series of the Trust as described in paragraph 1.5.

5.3 The Acquiring Fund Shares to be acquired by the Target Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4 The Trust, on behalf of the Target Fund, will assist in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund Shares.

5.5 Subject to the provisions of this Agreement, the Corporation, on behalf of the Acquiring Fund, and the Trust, on behalf of the Target Fund, will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 The Corporation, on behalf of the Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Trust, on behalf of the Target Fund, will provide to the Acquiring Fund such information regarding the Target Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.7 The Corporation, on behalf of the Acquiring Fund, and the Trust, on behalf of the Target Fund, will each use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8 (a) The Trust, on behalf of the Target Fund, will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Corporation, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (i) the Trust’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (ii) the Corporation’s title to and possession of all the Assets, and to otherwise carry out the intent and purpose of this Agreement.

(b) Without limiting the obligations of the Trust, on behalf of the Target Fund, contained in Section 5.8(a), the Trust, on behalf of the Target Fund, and the Corporation, on behalf of the Acquiring Fund, (i) shall cooperate and shall use their reasonable best efforts to obtain any consent, approval and waiver, and take any other actions, as may be required in order to effect the sale, assignment, conveyance, transfer and delivery of the Residual Restricted Interests; and (ii) effective on the Closing Date and thereafter until the sale, assignment, conveyance, transfer or delivery of the Residual Restricted Interests to the Acquiring Fund (or its designee) has been effected, shall take all actions necessary to cause the Corporation, on behalf of the Acquiring Fund, to realize all of the benefits, risks and burdens of ownership of such Residual Restricted Interests, including the enforcement for the benefit of the Corporation, on behalf of the Acquiring Fund, of any and all rights thereunder of the Corporation, on behalf of the Acquiring Fund, against any other applicable party; provided that the Corporation, on behalf of the Acquiring Fund, shall bear its own costs and expenses and those of the Trust, on behalf of the Target Fund, in connection with the actions contemplated by this Section 5.8(b).

5.9 The Corporation, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain such approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.10 The Corporation shall not change the Charter or the Acquiring Fund’s prospectus or statement of additional information so as to restrict permitted investments for the Acquiring Fund, except as required by the Commission prior to the Closing.

5.11 The Target Fund and the Acquiring Fund will each report the Reorganization as a reorganization within the meaning of Section 368(a) of the Code on its federal income tax return for its respective taxable year in which the Reorganization occurs, including filing any and all statements required by Treas. Reg. § 1.368-3.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF TRUST, ON BEHALF OF THE TARGET FUND

The obligations of the Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the following conditions:

6.1 All representations and warranties of the Corporation, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Corporation, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Corporation, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 The Corporation, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as the Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Corporation’s assumption of all of the Liabilities, and to otherwise carry out the intent and purpose of this Agreement.

6.4 The Corporation, on behalf of the Acquiring Fund, shall have delivered to the Target Fund a certificate executed in the name of the Corporation, on behalf of the Acquiring Fund, by the Corporation’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Target Fund and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Target Fund shall reasonably request.

6.5 The Corporation, on behalf of the Acquiring Fund, and the Trust, on behalf of the Target Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF CORPORATION, ON BEHALF OF THE ACQUIRING FUND

The obligations of the Corporation, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Corporation’s election, to the following conditions:

7.1 All representations and warranties of the Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Trust, on behalf of the Target Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Target Fund, on or before the Closing Date.

7.3 The Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a Statement of Assets and Liabilities of the Target Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Trust on behalf of the Target Fund. The Trust, on behalf of the Target Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise carry out the intent and purpose of this Agreement.

7.4 The Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Trust, on behalf of the Target Fund, by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Fund shall reasonably request.

7.5 The Trust, on behalf of the Target Fund, and the Corporation, on behalf of the Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST AND CORPORATION

If any of the conditions set forth in paragraph 8.1 or paragraph 8.5 have not been satisfied on or before the Closing Date, the Transaction contemplated by this Agreement shall not be consummated. If any of the other conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the other party to this Agreement, on behalf of the Target Fund or the Acquiring Fund, as applicable, shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund, in accordance with the provisions of the 1940 Act and the Declaration, the bylaws, as amended, of the Trust, as applicable, and certified copies of the report of the inspector of elections evidencing such approval, if any such approval is required, shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Trust nor the Corporation may waive the condition set forth in this paragraph 8.1.

8.2 On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Trust, with respect to the Target Fund, or the Corporation, with respect to the Acquiring Fund, from completing the transactions contemplated by this Agreement.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Trust or the Corporation to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.5 The parties (other than LMPFA) shall have received the opinion of Ropes & Gray LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations and upon certifications made by the Trust, on behalf of the Target Fund, and the Corporation, on behalf of the Acquiring Fund, and their respective authorized officers, as further described below, for U.S. federal income tax purposes: (i) the acquisition by the Acquiring Fund of Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of Acquiring Fund Shares in complete liquidation of the Target Fund, all pursuant to the Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Sections 361 and 357(a) of the Code, the Target Fund will not recognize gain or loss upon the transfer of its Assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Liabilities by the Acquiring Fund, and the Target Fund will not recognize gain or loss upon the distribution of Acquiring Fund Shares to the shareholders of the Target Fund in liquidation of the Target Fund, except for (A) any gain or loss that may be recognized on “section 1256 contracts” as defined in Section 1256(b) of the Code and stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, in each case as a result of the closing of the tax year of the Target Fund or the transfer of such contracts or stock, and (B) any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of the Target Fund, (2) upon the termination of a position, or (3) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction; (iii) under Section 354 of the Code, shareholders of the Target Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Target Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of the Target Fund will be the same as the aggregate basis of the Target Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Target Fund shareholder will include the holding period of the Target Fund shares exchanged therefor, provided that the Target Fund shareholder held the Target Fund shares at the time of the Reorganization as a capital asset; (vi) under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of the Assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund; (vii) under Section 362(b) of the Code, the basis of the Assets transferred to the Acquiring Fund in the Reorganization will be the same in the hands of the Acquiring Fund as the basis of such Assets in the hands of the Target Fund immediately prior to the transfer, adjusted for any gain or loss required to be recognized as described in (ii) above; (viii) under Section 1223(2) of the Code, the holding periods in the hands of the Acquiring Fund of the Assets of the Target Fund transferred to the Acquiring Fund in the Reorganization, other than any Asset with respect to which gain or loss is required to be recognized as described in (ii) above, will include the periods during which such Assets were held or treated for federal income tax purposes as held by the Target Fund; and (ix) the Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. The opinion will note and distinguish certain published precedent and will note the absence of legal authority on points of significance to the above-described tax treatment in this case. There is no assurance that the Internal Revenue Service or a court would agree with the opinion. Notwithstanding anything herein to the contrary, no party hereto may waive the condition set forth in this paragraph 8.5.

8.6 The Corporation, on behalf of the Acquiring Fund, shall have received on the Closing Date an opinion of Bingham McCutchen LLP, in a form reasonably satisfactory to the Corporation, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Trust, on behalf of the Target Fund, and its authorized officers: (a) the Trust is a statutory trust validly existing under the laws of the State of Maryland; (b) the Trust, with respect to the Target Fund, has the power to carry on its business in accordance with the description thereof in the Trust’s registration statement, as amended, on Form N-1A filed with the Commission under the 1940 Act; (c) this Agreement has been duly authorized, executed and, assuming delivery by the Trust, on behalf of the Target Fund, this Agreement constitutes a valid and legally binding obligation of the Trust, on behalf of the Target Fund, enforceable against the Trust in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles (whether in a proceeding under equity or at law); provided that Bingham McCutchen LLP shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement will not, violate the Declaration or the bylaws, as amended, of the Trust; (e) to the knowledge of Bingham McCutchen LLP, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Trust, on behalf of the Target Fund, under the federal laws of the United States or the laws of the State of Maryland for the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws as to which Bingham McCutchen LLP need express no opinion; (f) to the knowledge of Bingham McCutchen LLP, and without any independent investigation, other than as previously communicated to the Corporation pursuant to paragraph 4.1 of this Agreement, the Target Fund is not subject to any litigation or administrative proceeding that could reasonably be expected to have a materially adverse effect on the operations of the Target Fund; and (g) the Trust is registered as an open-end management investment company with the Commission and the Target Fund is not subject to any stop order. Such opinion may contain such assumptions and limitations as shall be in the opinion of Bingham McCutchen LLP appropriate to render the opinions expressed therein. Such opinion may state that it is solely for the benefit of the Corporation and the Acquiring Board. With respect to all matters of Maryland law, Bingham McCutchen LLP shall be entitled to state that, with the approval of the Corporation, they have relied on the opinion of Venable LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable LLP.

8.7 The Trust, on behalf of the Target Fund, shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Trust, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Corporation, on behalf of the Acquiring Fund and its authorized officers: (a) the Corporation is a corporation validly existing under the laws of the State of Maryland; (b) the Corporation, with respect to the Acquiring Fund, has the corporate power to carry on its business in accordance with the description thereof in the Corporation’s registration statement, as amended, on Form N-1A filed with the Commission under the 1940 Act; (c) this Agreement has been duly authorized, executed and, assuming delivery by the Corporation, on behalf of the Acquiring Fund, this Agreement constitutes a valid and legally binding obligation of the Corporation, on behalf of the Acquiring Fund, enforceable against the Corporation in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors or secured parties generally and to general equity principles (whether in a proceeding under equity or at law); provided that Ropes & Gray LLP shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses that may be limited by any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the issuance of the Acquiring Fund Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement will not, violate the Charter or the bylaws, as amended, of the Corporation; (e) to the knowledge of Ropes & Gray LLP, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Corporation, on behalf of the Acquiring Fund, under the federal laws of the United States or the laws of the State of Maryland with respect to the issuance of the Acquiring Fund Shares, the receipt of the Assets and the assumption of the Liabilities pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws, as to which Ropes & Gray LLP need express no opinion; (f) to the knowledge of Ropes & Gray LLP, and without any independent investigation, other than as previously communicated to the Trust pursuant to paragraph 4.1 of this Agreement, the Acquiring Fund is not subject to any litigation or administrative proceeding that could reasonably be expected to have a materially adverse effect on the operations of the Acquiring Fund; and (g) the Corporation is registered as an open-end management investment company with the Commission and the Acquiring Fund is not subject to any stop order. Such opinion may contain such assumptions and limitations as shall be in the opinion of Ropes & Gray LLP appropriate to render the opinions expressed therein. Such opinion may state that it is solely for the benefit of the Trust and the Target Board. With respect to all matters of Maryland law, Ropes & Gray LLP shall be entitled to state that, with the approval of the Trust, they have relied on the opinion of Venable LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable LLP.

8.9 The Assets will include no assets which the Acquiring Fund, by reason of limitations contained in the Charter or in the Acquiring Fund’s investment restrictions in effect on the Closing Date, may not properly acquire.

9. INDEMNIFICATION

9.1 The Corporation, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the members of the Target Board and the Trust’s officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust and those members of the Target Board and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Corporation, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Corporation or the members of the Acquiring Board or the Corporation’s officers prior to the Closing Date, in each case on behalf of the Acquiring Fund, provided that such indemnification by the Corporation is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Trust, out of the Target Fund’s assets and property (including any amounts paid to the Target Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the members of the Acquiring Board and the Corporation’s officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Corporation and those members of the Acquiring Board and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Trust, on behalf of the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust or the members of the Target Board or the Trust’s officers prior to the Closing Date, in each case on behalf of the Target Fund, provided that such indemnification by the Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10. BROKER FEES AND EXPENSES

10.1 The Corporation, on behalf of the Acquiring Fund, and the Trust, on behalf of the Target Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 LMPFA will pay all of the direct and indirect expenses and the out-of-pocket costs and expenses of the Reorganization incurred by the Acquiring Fund. LMPFA will pay half of the direct and indirect expenses and out-of-pocket costs and expenses of the Reorganization incurred by the Target Fund (including the cost of printing and mailing the Proxy Statement, accompanying notice of special meeting and proxy card, along with postage and proxy solicitation costs), except that the transaction costs associated with repositioning the Target Fund’s portfolio, if any, in connection with the Reorganization will be borne by the Target Fund before the Reorganization. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a Fund’s failure to qualify for treatment as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Trust and Corporation each agree that it has not made any representation, warranty or covenant, on behalf of either the Target Fund or Acquiring Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by both the Trust and Corporation, and the obligations of the Corporation, on behalf of the Acquiring Fund, and the Trust, on behalf of the Target Fund, in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date without penalty to either Fund by resolution of the Acquiring Board or Target Board, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Target Fund. Any such termination resolution will be effective when communicated to the other party. The obligations of LMPFA set forth in paragraph 10.2 shall survive termination of this Agreement.

13. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust and Corporation; provided, however, that following the meeting of the shareholders of the Target Fund called by the Target Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Trust or the Corporation at its address set forth in the preamble to this Agreement, to the attention of its President.

15. HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of Maryland.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5 Consistent with the Declaration, the obligations of the Trust with respect to the Target Fund, entered into in the name or on behalf of the Trust by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Trust, personally, but bind only the assets of the Trust belonging to the Target Fund, and all persons dealing with any series or funds of the Trust must look solely to the assets of the Trust belonging to such series or fund for the enforcement of any claims against the Trust.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

LEGG MASON PARTNERS INCOME TRUST, on behalf of its series LEGG MASON WESTERN ASSET [            ] FUND

By:
Name:
Title:

WESTERN ASSET FUNDS, INC., on behalf of its series WESTERN ASSET [            ] FUND

By:
Name:
Title:

Solely for purposes of paragraph 10.2 of the Agreement:

LEGG MASON PARTNERS FUND ADVISOR, LLC

By:
Name:
Title:

SCHEDULE 4.1(e)

[Schedule to refer to the formal process for transferring those Icelandic bank securities that are not then freely tradeable]

SCHEDULE 4.1(g)

[None.]

APPENDIX C

More on the Acquiring Funds’ Investment Strategies, Investments and Risks

The Acquiring Funds’ investment strategies may be changed by the Board of Directors (the “Board”) without shareholder approval.

For purposes of the investment limitations described in this proxy/prospectus, Western Asset Core Bond Fund and Western Asset Core Plus Bond Fund will consider an issuer to be a “non-U.S. issuer” if the issuer is a non-U.S. government (including any sub-division, agency or instrumentality of a non-U.S. government), a supranational entity or any other issuer (including corporate issuers) organized under the laws of a country outside of the United States and having a principal place of business outside of the United States. Each such fund will consider all other issuers to be “U.S. issuers.”

For purposes of its investment limitations described above, Western Asset Inflation Indexed Plus Bond Fund will consider debt obligations of corporate and governmental issuers in emerging market countries (including “Brady Bonds”, bonds issued as a result of a debt restructuring plan, Eurobonds, domestic and international bonds issued under the laws of a developing country, and emerging market loans) to be “emerging market securities.” Western Asset Inflation Indexed Plus Bond Fund considers a country to be an emerging market country if, at the time of investment, it is represented in the JP Morgan Emerging Markets Bond Index Global or categorized by the World Bank in its annual categorization as middle- or low-income.

Each fund will consider the entity that issues the security backed by the pool of assets supporting a mortgage-backed or asset-backed security to be the “issuer” for purposes of its investment limitations set forth above.

Maturity and duration

Western Asset Core Bond Fund

The fund may invest in debt and fixed income securities of any maturity. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.

Under normal market conditions the target dollar-weighted average effective duration for the fund is expected to range within 20% of the average duration of the domestic bond market as a whole as estimated by the fund’s subadviser (generally, this range is 3–7 years). The dollar-weighted average effective duration of the fund may fall outside of its expected range due to market movements. If this happens, the fund’s subadviser will take action to bring the fund’s dollar-weighted average effective duration back within its expected range within a reasonable period of time.

Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of structural complexities (for example, some bonds can be prepaid by the issuer). The assumptions that are made about a security’s features and options when calculating effective duration may prove to be incorrect. As a result, investors should be aware that effective duration is not an exact measurement and may not reliably predict a security’s price sensitivity to changes in yield or interest rates.

Western Asset Core Plus Bond Fund

The fund may invest in securities of any maturity. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.

The fund will normally maintain a dollar-weighted average effective duration within 30% of the average duration of the domestic bond market as a whole as estimated by the fund’s subadviser(s) (generally, this range is 2.5 – 7 years). The dollar-weighted average effective duration of the fund may fall outside of its expected range due to market movements. If this happens, the fund’s subadvisers will take action to bring the fund’s dollar-weighted average effective duration back within its expected range within a reasonable period of time.

Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of structural complexities (for example, some bonds can be prepaid by the issuer). The assumptions that are made about a security’s features and options when calculating effective duration may prove to be incorrect. As a result, investors should be aware that effective duration is not an exact measurement and may not reliably predict a security’s price sensitivity to changes in yield or interest rates.

Western Asset Inflation Indexed Plus Bond Fund

The fund may invest in securities of any maturity. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.

The fund will normally maintain a dollar-weighted average effective duration, as estimated by the subadviser(s), within 3 years of that of its benchmark, the Barclays Capital U.S. TIPS Index. Therefore, the range within which the dollar-weighted average effective duration of the fund is expected to fluctuate is 6-12 years, although this may vary. The dollar-weighted average effective duration of the fund may fall outside of its expected range due to market movements. If this happens, the fund’s subadvisers will take action to bring the fund’s dollar-weighted average effective duration back within its expected range within a reasonable period of time.

Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of structural complexities (for example, some bonds can be prepaid by the issuer). The assumptions that are made about a security’s features and options when calculating effective duration may prove to be incorrect. As a result, investors should be aware that effective duration is not an exact measurement and may not reliably predict a security’s price sensitivity to changes in yield or interest rates.

Credit quality

Western Asset Core Bond Fund

The fund currently anticipates that it will generally only purchase debt securities that are rated Baa or BBB or above at the time of purchase by one or more NRSROs or unrated securities of comparable quality at the time of purchase (as determined by the subadviser). These securities are known as “investment grade securities.” For more information about the circumstances under which the fund may purchase securities other than investment grade securities, see the Fund SAI. The continued holding of a security downgraded below its rating at the time of purchase will be evaluated on a case by case basis. As a result, the fund may from time to time hold debt securities that are rated below investment grade in excess of the amounts described in its investment limitations. Securities rated below investment grade (i.e., securities rated below Baa/BBB) are commonly known as “junk bonds” or “high yield securities.” To the extent not addressed above, in the event that NRSROs assign different ratings to the same security, the subadviser will determine which rating it believes best reflects the security’s quality and risk at that time. Rating categories may include sub-categories or gradations indicating relative standing.

Western Asset Core Plus Bond Fund

The continued holding of a security downgraded below its rating at the time of purchase will be evaluated on a case by case basis. As a result, the fund may from time to time hold debt securities that are rated below investment grade in excess of the amounts described in its investment limitations. Securities rated below investment grade (i.e., securities rated below Baa/BBB) are commonly known as “junk bonds” or “high yield securities.” To the extent not addressed above, in the event that NRSROs assign different ratings to the same security, a subadviser will determine which rating it believes best reflects the security’s quality and risk at that time. Rating categories may include sub-categories or gradations indicating relative standing.

Western Asset Inflation Indexed Plus Bond Fund

The continued holding of a security downgraded below its rating at the time of purchase will be evaluated on a case by case basis. As a result, the fund may from time to time hold debt securities that are rated below investment grade in excess of the amounts described in its investment limitations. Securities rated below investment grade (i.e., securities rated below Baa/BBB) are commonly known as “junk bonds” or “high yield securities.” To the extent not addressed above, in the event that

NRSROs assign different ratings to the same security, a subadviser will determine which rating it believes best reflects the security’s quality and risk at that time. Rating categories may include sub-categories or gradations indicating relative standing.

Derivatives

Each fund may engage in a variety of transactions using derivatives, such as futures, options, swaps and warrants, and may purchase other derivative instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Some derivatives, like swaps, tend to shift a fund’s investment exposure from one type of investment to another. For example, a fund could decrease its exposure to U.S. currency and increase its exposure to non-U.S. currency by exchanging (“swapping”) payments in U.S. dollars for payments in non-U.S. currency.

Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	As a means of enhancing returns

Each fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, a fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, a fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to investment exposure on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).

Using derivatives, especially for non-hedging purposes, may involve greater risks to a fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.

Use of derivatives or similar instruments may have different tax consequences for a fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders.

When a fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If such segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

As noted above, instead of investing directly in particular securities, a fund may use derivatives such as futures contracts, synthetic instruments and other instruments that are intended to provide economic exposure to a security, an issuer, an index or basket of securities, or a market. The fund may use one or more types of these instruments to the extent consistent with its 80% policy.

A fund’s subadviser(s) may choose not to make use of derivatives.

Fixed income securities

Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. Fixed income securities are commonly referred to as “debt,” “debt obligations,” “bonds” or “notes.” The issuer or borrower of the security usually pays a fixed, variable or floating rate of interest and repays the amount borrowed, usually at the maturity of the instrument. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. The terms “fixed income securities,” “debt,” “debt obligations,” “debt securities,” “corporate debt” and “bonds” are used in this Prospectus interchangeably, and, where used, are not intended to be limiting.

Variable and floating rate securities

Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. A fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Stripped securities

Certain fixed income securities, called stripped securities, may represent the right to receive either payments of principal (called “POs”) or payments of interest (called “IOs”) on underlying pools of mortgages or on government securities. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Interest-only and principal-only mortgage-backed securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the prepayment assumptions about those investments and income flows a fund receives from them.

Corporate debt

Each fund may invest in corporate debt securities which are fixed income securities usually issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by U.S. or foreign companies of all kinds, including those with small-, mid- and large capitalizations. Corporate debt may be rated investment-grade or below investment grade and may carry variable or floating rates of interest. All of these types of securities are often generally referred to as corporate bonds.

Loans

Each fund may invest in loans. The primary risk in an investment in loans is that borrowers may be unable to meet their interest and/or principal payment obligations. Loans in which a fund invests may be made to finance highly leveraged borrowers which may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans in which a fund may invest may be either collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in loans that hold a more senior position in the borrower’s capital structure or are secured with collateral. In addition, loans are generally subject to liquidity risk. Each fund may acquire an interest in loans by purchasing participations in and assignments of portions of loans from third parties or by investing in pools of loans, such as collateralized debt obligations as further described under “Mortgage-backed and asset-backed securities.”

Government securities

U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (Ginnie Mae), this guarantee does not apply to losses resulting from declines in the market value of these securities.

Some of the U.S. government securities that a fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Sovereign debt

Each fund may invest in sovereign debt, including emerging market sovereign debt. Sovereign debt securities may include:

•	Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and their political subdivisions

•	Fixed income securities issued by government-owned, controlled or sponsored entities

•	Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers

•	Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness

•	Participations in loans between governments and financial institutions

•

Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development

Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.

Mortgage-backed and asset-backed securities

Each fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac) or by agencies of the U.S. Government, such as the Government National Mortgage Association (Ginnie Mae). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. Government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-backed securities are also particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

The fund may invest in collateralized mortgage obligations (“CMOs”) and collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities.

CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs are a type of mortgage-backed security. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but may also be collateralized by whole loans or private pass-throughs (referred to as “Mortgage Assets”). Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

CDOs are a type of asset-backed security. A CBO is a trust or other special purpose entity which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other special purpose entity that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinated corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Like CMOs, CDOs generally issue separate series or “tranches” which vary with respect to risk and yield. CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CDO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

Municipal securities

Municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related fiscal period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Foreign and emerging market securities

Each fund may invest its assets in securities of foreign issuers, including mortgage-backed securities and asset-backed securities issued by foreign entities. The value of a fund’s foreign securities may decline because of unfavorable government actions, political instability or the more limited availability of accurate information about foreign issuers. A fund may invest in foreign securities issued by issuers located in emerging market countries. To the extent a fund invests in these securities, the risks associated with investment in foreign issuers will generally be more pronounced.

Preferred stock and convertible securities

Each fund may invest in preferred stock and convertible securities. Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Convertible fixed income securities convert into shares of common stock of their issuer. Preferred stock and convertible fixed income securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.

Equity securities

Although the funds invest principally in fixed income securities and related investments, a fund may from time to time invest in or receive equity securities and equity-like securities. Equity securities include warrants, rights, exchange traded and over-the-counter common stocks, baskets of equity securities such as exchange traded funds, depositary receipts, trust certificates, limited partnership interests, and shares of other investment companies and real estate investment trusts.

Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. Equity securities generally have greater price volatility than fixed income securities.

Warrants and rights permit, but do not obligate, their holder to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

Securities of other investment companies

Each fund may invest in securities of other investment companies to the extent permitted under the 1940 Act. The return on investments in other registered investment companies will be reduced by the operating expenses, including investment advisory expenses, of such companies, and by any sales loads or other distribution and/or service fees or charges incurred in purchasing or selling shares of such companies, in addition to the fund’s own fees and expenses. As such, there is a layering of fees and expenses.

Credit downgrades and other credit events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, a fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by a fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, a fund may incur expenses to protect the fund’s interest in securities experiencing these events.

Zero coupon bonds, pay-in-kind securities and deferred interest securities

Zero coupon, pay-in-kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity. Zero coupon securities pay no interest during the life of the obligation but trade at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.

Pay-in-kind securities have a stated coupon but the interest is generally paid in the form of obligations of the same type as the underlying pay-in-kind securities (e.g. bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.

Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

Certain zero coupon, pay-in-kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” A fund would generally have to accrue income on these securities for federal income tax purposes before it receives corresponding cash payments. Because the funds intend to make sufficient annual distributions of their taxable income, including accrued non-cash income, in order to maintain their federal income tax status and avoid fund-level income and excise taxes, a fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions.

When-issued securities, delayed delivery and forward commitment transactions

Each fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on a fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities a fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Forward roll transactions

Each fund may engage in forward roll transactions (also referred to as mortgage dollar rolls). A forward roll transaction involves a forward commitment by the fund (see “When-issued securities, delayed delivery and forward commitment transactions” above). In general, in a forward roll transaction, the fund sells a mortgage security while simultaneously agreeing to repurchase a similar security from the same party (the counterparty) on a specified future date at a lower fixed price. A fund may enter into a forward roll transaction with the intention of entering into an offsetting transaction whereby, rather than accepting delivery of the security on the specified date, the fund sells the security and agrees to repurchase a similar security at a later time.

An obligation to repurchase securities on a specified future date involves a risk of loss if the value of the securities that the fund is obligated to purchase declines below the purchase price prior to the repurchase date. Forward roll transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure.

Short-term investments

Each fund may invest in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. A repurchase agreement is a transaction in which a fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund.

Borrowings and reverse repurchase agreements

Each fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

Each fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.

Restricted and illiquid securities

Restricted securities are securities subject to legal or contractual restrictions on their resale. An “illiquid security” is any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the fund has valued the security. Such conditions might prevent the sale of such securities at a time when the sale would otherwise be desirable. A fund will not acquire “illiquid securities” if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the fund’s net assets. A fund may determine that some restricted securities can be more readily sold, for example to qualified institutional buyers pursuant to SEC Rule 144A, and therefore may treat certain such securities as “liquid” for purposes of limitations on the amount of illiquid securities it may own. Investing in these restricted securities could have the effect of increasing the fund’s illiquidity if qualified buyers become, for a time, uninterested in buying these securities. These securities may be difficult to value, and the fund may have difficulty disposing of such securities promptly. The fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the United States.

Structured notes and indexed securities

Each fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. The interest rate or principal amount payable at maturity on a structured instrument may vary based on changes in one or more specified reference factors, such as currencies, interest rates, commodities, indices or other financial indicators. Changes in the underlying reference factors may result in disproportionate changes in amounts payable under a structured instrument. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk.

Non-U.S. currency transactions

Each fund may engage in non-U.S. currency exchange transactions in an effort to protect against uncertainty in the level of future exchange rates or to enhance returns based on expected changes in exchange rates. Non-U.S. currency exchange transactions may take the form of options, futures, options on futures, swaps, warrants, structured notes, forwards or spot (cash) transactions. The value of these non-U.S. currency transactions depends on, and will vary based on fluctuations in, the value of the underlying currency relative to the U.S. dollar.

Inflation- indexed, inflation-protected and related securities

Inflation-indexed and inflation-protected securities are fixed-income securities that are structured to provide protection against inflation and whose principal value or coupon (interest payment) is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value or coupon of these securities will be adjusted downward. Consequently, the interest payable on these securities will be reduced. Also, if the principal value of these securities is adjusted according to the rate of inflation, the adjusted principal value repaid at maturity may be less than the original principal.

Inflation-protected securities denominated in the U.S. dollar include U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), as well as other bonds issued by U.S. and non-U.S. government agencies and instrumentalities or corporations and derivatives related to these securities. U.S. TIPS are inflation-protected securities issued by the U.S. Department of the Treasury the principal amounts of which are adjusted daily based upon changes in the rate of inflation (as currently represented by the non-seasonally adjusted Consumer Price Index for All Urban Consumers, calculated with a three-month lag). U.S. TIPS pay interest semiannually, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond, this interest may be paid on an increasing or decreasing principal amount that has been adjusted for inflation. The current market value of U.S. TIPS is not guaranteed and will fluctuate.

The value of inflation-indexed and inflation-protected securities held by a fund fluctuates in response to changes in real interest rates. In addition, if nominal interest rates increase at a faster rate than inflation, causing real interest rates to rise, it will lead to a decrease in the value of inflation-indexed or inflation protected securities.

The fund may invest in other fixed-income securities that the portfolio managers believe will provide protection against inflation, including floating rate and other short duration securities. Floating rate securities bear interest at rates that are not fixed but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals.

Defensive investing

Each fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing in any type of money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. Although the subadviser(s) have the flexibility to take defensive positions, they may choose not to do so for a variety of reasons, even during volatile market conditions.

Other investments

Each fund may also use other strategies and invest in other securities that are described, along with their risks, in the Fund SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the Fund SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, a fund may invest in new types of securities and instruments.

Percentage and other limitations

Each fund’s compliance with its investment limitations and requirements is usually determined at the time of investment. If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.

More on risks of investing in the funds

Market and interest rate risk. The market prices of fixed income and other securities owned by a fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that purchase sovereign debt have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. This environment could make identifying investment risks and opportunities especially difficult for a subadviser. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by a fund, and the fund’s yield, may decline.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. Rates of interest income generated by a fund may decline due to a decrease in market interest rates.

Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by a fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline. If a fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics.

A fund is subject to greater levels of credit risk to the extent it invests in below investment grade debt securities (that is, securities rated below Baa/BBB or unrated securities of comparable quality), or “junk bonds”. These securities have a higher risk of issuer default, because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. These securities are considered speculative, tend to be less liquid and are more difficult to value than higher rated securities and may involve major risk of exposure to adverse conditions and negative sentiments. These securities may be in default or in danger of default as to principal and interest. Unrated securities of comparable quality share these risks.

A fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. A fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.

Derivatives risk. Derivatives involve special risks and costs and may result in losses to a fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase fund volatility. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk as discussed below, which includes the potential inability of the fund to terminate or sell its derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. A fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Investments by a fund in structured securities, a type of derivative instrument, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

Swap agreements tend to shift a fund’s investment exposure from one type of investment to another. For example, a fund may enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If a subadviser is incorrect in its interest rate forecasts and/or an interest rate swap used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than what it would have been if the fund had not entered into the interest rate swap.

Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to a fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. The absence of a central exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation, noted above, will require most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of this legislation, which could adversely affect the fund’. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.

Risks associated with the use of derivatives are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Leveraging risk. A fund may take on leveraging risk by, among other things, engaging in borrowing, derivative, when-issued, delayed-delivery, structured note or forward commitment transactions, reverse repurchase agreements or forward rolls or investing collateral from securities loans. When a fund engages in transactions that have a leveraging effect on the fund’s portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund’s underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Liquidity risk. Liquidity risk exists when particular investments are difficult to sell. Although most of a fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. When a fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Foreign securities and emerging market risk. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for a fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments. In addition, a fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, which will reduce the funds’ yield on those securities, and special U.S. tax considerations may apply.

The risks of foreign investment are greater for investments in emerging markets. The funds consider a country to be an emerging market country if, at the time of investment, it is represented in the JP Morgan Emerging Markets Bond Index Global or categorized by the World Bank in its annual categorization as middle- or low-income. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will. Because a fund may invest in emerging market securities, investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments. An investment in emerging market securities should be considered speculative.

Currency risk. (Not applicable to Western Asset Core Bond Fund.) A fund may invest in securities denominated in foreign currencies, and, as a consequence, the fund’s share price and yield can be affected by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled.

In addition to the policies described elsewhere in this Prospectus, a fund may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures (and options thereon), forwards, and options. However, these instruments may not always work as intended, and in certain cases the fund may be worse off than if it had not used a hedging instrument. For most emerging market currencies, there are not suitable hedging instruments available. See “Hedging risk” below for more information.

Risk of increase in expenses. Your actual costs of investing in a fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if a fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if a fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates. This may cause a fund’s share price to be more volatile.

Risk of investing in fewer issuers. To the extent any fund invests its assets in a small number of issuers, the fund will be more susceptible to negative events affecting those issuers.

Valuation risk. Many factors may influence the price at which a fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from a fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, a fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when a fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies may be materially affected by events after the close of the market on which they are valued, but before a fund determines its net asset value.

Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes may be affected by changing interest rates and by changes in credit ratings of the investments. If the fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its investment objective.

Hedging risk. The decision as to whether and to what extent a fund will engage in hedging transactions to hedge against such risks as credit risk, currency risk and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of the fund and the availability of suitable transactions. Accordingly, there can be no assurance that a fund will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may reduce gains or result in losses.

Risks relating to inflation-indexed securities. The value of inflation-indexed fixed income securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. The principal value of inflation-indexed securities declines in periods of deflation, and holders of such securities may experience a loss. Although the holders of U.S. TIPS receive no less than the par value of the security maturity, if a fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, it may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period a fund holds an inflation-indexed security, the fund may earn less on the security than on a conventional bond.

Any increase in principal value caused by an increase in the index the inflation-indexed securities are tied to is taxable in the year the increase occurs, even though a fund will not receive cash representing the increase at that time. As a result, the fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company under the Code. See “Additional Tax Information” in the Fund SAI.

If real interest rates rise (i.e., if interest rates rise for reasons other than inflation, for example, due to changes in currency exchange rates), the value of inflation-indexed securities held by a fund will decline. Moreover, because the principal amount of inflation-indexed securities would be adjusted downward during a period of deflation, a fund will be subject to deflation risk with respect to its investments in these securities. Inflation-indexed securities are tied to indices that are calculated based on rates of inflation for prior periods. There can be no assurance that such indices will accurately measure the actual rate of inflation in the prices of goods and services.

Special risks of mortgage-backed and asset-backed securities. Mortgage-backed securities represent an interest in a pool of mortgages. When market interest rates decline, many mortgages are refinanced, and mortgage-backed securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. The effect on a fund’s return is similar to that discussed above for “Prepayment or call risk.”

When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of a fund. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. Asset-backed securities are subject to many of the same risks as mortgage-backed securities.

At times, some of the mortgage-backed and asset-backed securities in which a fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium. Unscheduled prepayments, which are made at par, will cause a fund to experience a loss equal to any unamortized premium.

In response to the recent financial crisis, the U.S. government and the Federal Reserve have taken steps to support financial markets. Among other things, the Federal Reserve has attempted to keep mortgage rates low by acting as a buyer of mortgage-backed assets. It is anticipated that this support will end, and mortgage rates may rise and prices of mortgaged-backed securities may fall when that happens. To the extent the fund’s assets are invested in mortgage-backed securities, returns to fund investors may decline.

Portfolio selection risk. The value of your investment may decrease if the portfolio managers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Please note that there are other factors that could adversely affect your investment and that could prevent a fund from achieving its investment objective. More information about risks appears in the Fund SAI. Before investing, you should carefully consider the risks that you will assume.

APPENDIX D

Comparison of Fundamental Investment Policies of the Target Funds and the Acquiring Funds

Fundamental Investment Policies

The following tables list (1) the fundamental investment policies for each Target Fund and (2) the fundamental investment policies for each corresponding Acquiring Fund.

Legg Mason Western Asset Core Bond Fund into Western Asset Core Bond Fund

Subject	Legg Mason Western Asset Core Bond Fund (Target Fund)	Western Asset Core Bond Fund (Acquiring Fund)
Borrowing:	The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	The fund may borrow money to the fullest extent permitted by the 1940 Act, the rules or regulations there under or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

Underwriting:	The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	The fund may not underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed an underwriter under federal securities laws.

Lending:	The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	The fund may lend to the fullest extent permitted by the 1940 Act, the rules or regulations there under or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

Senior Securities	The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	The fund may issue senior securities to the fullest extent permitted by the 1940 Act, the rules or regulations there under or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

Real Estate:	The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	The fund may not purchase or sell real estate, provided that the fund may invest in securities secured by, or issued by companies that invest in, real estate or interests therein, including real estate investment trusts.

Commodities:	The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	The fund may purchase or sell commodities, commodity contracts, futures contracts, options, and forward contracts to the fullest extent permitted by the 1940 Act, the rules or regulations there under or applicable orders of the SEC, as such statute, rules regulations or orders may be amended from time to time.

Subject	Legg Mason Western Asset Core Bond Fund (Target Fund)	Western Asset Core Bond Fund (Acquiring Fund)
Concentration:	Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.	The fund may not invest more than 5% of its total assets (taken at market value) in securities of any one issuer, or buy 10% or more of all the securities of any one issuer, except that up to 25% of the fund’s total assets may be invested without regard to this limitation, and provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

The fund may not invest 25% or more of its total assets (taken at market value) in any one industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or repurchase agreements thereon; and provided further that, for purposes of this limitation, U.S. branches of foreign banks are considered U.S. banks if they are subject to substantially the same regulation as domestic banks, and foreign branches of U.S. banks are considered U.S. banks if the domestic parent would be unconditionally liable in the event that the foreign branch failed to pay on the instruments for any reason.

Oil, Gas and Mineral-Related Investments	The Target Fund does not have a corresponding policy.	The fund may not invest in oil, gas or mineral-related programs or leases, provided that the fund may invest in securities issued by companies that engage in such activities.

Legg Mason Western Asset Core Plus Bond Fund into Western Asset Core Plus Bond Fund

Subject	Legg Mason Western Asset Core Plus Bond Fund (Target Fund)	Western Asset Core Plus Bond Fund (Acquiring Fund)
Borrowing:	The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	The fund may borrow money to the fullest extent permitted by the 1940 Act, the rules or regulations there under or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

Underwriting:	The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	The fund may underwrite securities to the fullest extent permitted by the 1940 Act, the rules or regulations there under or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

Lending:	The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	The fund may lend to the fullest extent permitted by the 1940 Act, the rules or regulations there under or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

Subject	Legg Mason Western Asset Core Plus Bond Fund (Target Fund)	Western Asset Core Plus Bond Fund (Acquiring Fund)
Senior Securities:	The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	The fund may issue senior securities to the fullest extent permitted by the 1940 Act, the rules or regulations there under or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

Real Estate:	The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	The fund may purchase or sell real estate to the fullest extent permitted by the 1940 Act, the rules or regulations there under or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

Commodities:	The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	The fund may purchase or sell commodities, commodities contracts, futures contracts, options or forward contracts to the fullest extent permitted by the 1940 Act, the rules or regulations there under or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

Concentration:	Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.	The fund may not concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, the rules or regulations there under or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities will not be considered to represent an industry.

Legg Mason Western Asset Global Inflation Management Fund into Western Asset Inflation Indexed Plus Bond Fund

Subject	Legg Mason Western Asset Global Inflation Management Fund (Target Fund)	Western Asset Inflation Indexed Plus Bond Fund (Acquiring Fund)
Borrowing:	The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	The fund may borrow money to the fullest extent permitted by the 1940 Act, the rules or regulations there under or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

Underwriting:	The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	The fund may underwrite securities to the fullest extent permitted by the 1940 Act, the rules or regulations there under or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

Subject	Legg Mason Western Asset Global Inflation Management Fund (Target Fund)	Western Asset Inflation Indexed Plus Bond Fund (Acquiring Fund)
Lending:	The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	The fund may lend to the fullest extent permitted by the 1940 Act, the rules or regulations there under or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

Senior Securities:	The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	The fund may issue senior securities to the fullest extent permitted by the 1940 Act, the rules or regulations there under or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

Real Estate:	The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	The fund may purchase or sell real estate to the fullest extent permitted by the 1940 Act, the rules or regulations there under or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

Commodities:	The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	The fund may purchase or sell commodities, commodities contracts, futures contracts, options or forward contracts to the fullest extent permitted by the 1940 Act, the rules or regulations there under or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

Concentration:	Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.	The fund may not concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, the rules or regulations there under or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities will not be considered to represent an industry.

Sub-Classification:	The fund may not change its sub-classification as an open-end fund.	The Acquiring Fund does not have a corresponding policy, however pursuant to the 1940 Act the Acquiring Fund may not change its sub-classification as an open-end fund without “the vote of a majority of its outstanding voting securities” (as defined in the 1940 Act).

Additional Information about the Acquiring Funds’ Fundamental Investment Policies

Under the 1940 Act, a fund may only borrow up to one-third of the value of its total assets less liabilities (other than liabilities representing senior securities). Borrowing by a fund allows it to leverage its portfolio, which exposes it to certain risks. Leveraging increases the effect of any increase or decrease in the value of portfolio securities on a fund’s net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the return from the securities purchased with borrowed funds. A fund may use borrowed money for any purpose permitted by the 1940 Act.

The 1940 Act prohibits a diversified mutual fund from underwriting securities in excess of 25% of its total assets.

The 1940 Act also restricts the ability of any mutual fund to lend. Under the 1940 Act, a fund may only make loans if expressly permitted to do so by the fund’s investment policies, and a fund may not make loans to persons who control or are under common control with the fund. Thus, the 1940 Act effectively prohibits a fund from making loans to certain persons when conflicts of interest or undue influence are most likely present. The funds may, however, make other loans which could expose shareholders to additional risks, such as the failure of the other party to repay the loan. Each fund retains the flexibility to make loans to the extent permitted by its investment policies.

The ability of a mutual fund to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing, and form of senior securities that may be issued. Certain portfolio management techniques, such as reverse repurchase agreements, securities loans, credit default swaps, forward roll transactions, futures contracts, the purchase of securities on margin, short sales, the writing of options on portfolio securities, or certain other derivatives may be considered senior securities unless appropriate steps are taken to segregate a fund’s assets or otherwise cover its obligations. To the extent a fund covers its commitment under such instruments, including by segregation of liquid assets, entering into offsetting transactions or owning positions covering its obligations, such instruments will not be considered a “senior security” by the fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund. The fund may cover such transactions using methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the fund.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

The funds’ restrictions regarding commodities would permit investment in commodities, commodities contracts (e.g., futures contracts or related options), options, forward contracts or real estate to the extent permitted under the 1940 Act. However, it is unlikely that the funds would make such investments, other than the use of futures contracts or related options, options, forward contracts and certain real estate-related instruments. Each fund, however, may consider using these investment techniques in the future. Commodities, as opposed to commodity futures, represent the actual underlying bulk goods, such as grains, metals and foodstuffs. Real estate-related instruments include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings, and such instruments are generally sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer.

“Concentration” is interpreted under the 1940 Act to mean investment of 25% or more of a fund’s total assets in a single industry. If a fund were to “concentrate” its investments in a particular industry, investors would be exposed to greater risks because the fund’s performance would be largely dependent on that industry’s performance. None of the funds has reserved the right to concentrate in any industry. For purposes of this limitation, the funds do not consider certificates of deposit or banker’s acceptances issued by domestic branches of U.S. or non-U.S. banks to be in a single industry. If, in the future, these instruments are considered to be in the same industry, the funds reserve the freedom of action to concentrate in such an industry. Each fund’s industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of technology issuers).

Unless otherwise indicated, all limitations applicable to a fund’s investments apply only at the time a transaction is entered into. For example, any subsequent change in a rating assigned by any NRSRO to a security (or, with respect to an unrated security, any subsequent change in a subadviser’s judgment of such security’s quality), or change in the percentage of a fund’s assets invested in certain securities or other instruments, or change in the average maturity or duration of the fund’s investment portfolio, resulting from market fluctuations or other changes in the fund’s total assets, will not require the fund to dispose of an investment. In the event that NRSROs assign different ratings to the same security, subadviser will determine which rating it believes best reflects the security’s quality and risk at that time (which may be the higher of the several assigned ratings), except as described elsewhere in this proxy/prospectus. The terms “debt,” “bonds” and “fixed income securities” are used in this proxy/prospectus interchangeably, and, where used, are not intended to be limiting.

APPENDIX E1

Financial Highlights of Western Asset Core Bond Fund

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1,2]	2011	2010	2009	2008[3]	2008[4]	2007[4]

Net asset value, beginning of year	$11.42	$10.62	$9.08	$10.54	$11.37	$11.05

Income (loss) from operations:
Net investment income	0.35	0.43	0.45	0.40	0.56	0.51
Net realized and unrealized gain (loss)	0.47	0.82	1.61	(1.34)	(0.79)	0.35
Total income (loss) from operations	0.82	1.25	2.06	(0.94)	(0.23)	0.86

Less distributions from:
Net investment income	(0.37)	(0.45)	(0.52)	(0.52)	(0.55)	(0.54)
Net realized gains	—	—	—	—	(0.05)	—
Total distributions	(0.37)	(0.45)	(0.52)	(0.52)	(0.60)	(0.54)

Net asset value, end of year	$11.87	$11.42	$10.62	$9.08	$10.54	$11.37
Total return[5]	7.24%	11.91%	23.37%	(9.06)%	(2.12)%	7.95%

Net assets, end of year (000s)	$639,281	$384,186	$1,199,219	$1,169,174	$1,627,400	$1,402,721

Ratios to average net assets:
Gross expenses	0.75%	0.79%	0.78%	0.77%[6]	0.69%	0.72%
Net expenses[7]	0.74 [8]	0.75 [8]	0.75 [8]	0.72 [6,8]	0.69	0.72
Net investment income	3.01	3.85	4.70	5.30 [6]	5.10	4.60

Portfolio turnover rate	141%[9]	406%	221%	141%[10]	455%	432%

[1]	In April 2010, Financial Intermediary Class shares were renamed Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period April 1, 2008 through December 31, 2008.

[4]	For the year ended March 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 556% for the year ended December 31, 2011.

[10]	Not annualized.

E1-1

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1,2]	2011	2010	2009	2008[3]	2008[4]	2007[4]

Net asset value, beginning of year	$11.42	$10.62	$9.08	$10.54	$11.37	$11.05

Income (loss) from operations:
Net investment income	0.38	0.46	0.48	0.42	0.58	0.55
Net realized and unrealized gain (loss)	0.45	0.82	1.61	(1.34)	(0.78)	0.34
Total income (loss) from operations	0.83	1.28	2.09	(0.92)	(0.20)	0.89

Less distributions from:
Net investment income	(0.39)	(0.48)	(0.55)	(0.54)	(0.58)	(0.57)
Net realized gains	—	—	—	—	(0.05)	—
Total distributions	(0.39)	(0.48)	(0.55)	(0.54)	(0.63)	(0.57)

Net asset value, end of year	$11.86	$11.42	$10.62	$9.08	$10.54	$11.37
Total return[5]	7.38%	12.20%	23.68%	(8.88)%	(1.88)%	8.23%

Net assets, end of year (000s)	$1,576,949	$1,689,352	$2,170,146	$2,558,597	$5,140,277	$4,975,052

Ratios to average net assets:
Gross expenses	0.52%	0.50%	0.49%	0.47%[6]	0.44%	0.47%
Net expenses[7]	0.52	0.50	0.49	0.47 [6]	0.44	0.47
Net investment income	3.25	4.07	5.00	5.60 [6]	5.30	4.90

Portfolio turnover rate	141%[8]	406%	221%	141%[9]	455%	432%

[1]	In April 2010, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period April 1, 2008 through December 31, 2008.

[4]	For the year ended March 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 556% for the year ended December 31, 2011.

[9]	Not annualized.

E1-2

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1,2]	2011	2010	2009	2008[3]

Net asset value, beginning of year	$11.43	$10.63	$9.09	$10.11

Income (loss) from operations:
Net investment income	0.39	0.47	0.48	0.15
Net realized and unrealized gain (loss)	0.45	0.82	1.61	(0.87)
Total income (loss) from operations	0.84	1.29	2.09	(0.72)

Less distributions from:
Net investment income	(0.40)	(0.49)	(0.55)	(0.30)
Total distributions	(0.40)	(0.49)	(0.55)	(0.30)

Net asset value, end of year	$11.87	$11.43	$10.63	$9.09
Total return[4]	7.46%	12.25%	23.72%	(7.08)%

Net assets, end of year (000s)	$160,699	$109,098	$247,070	$240,681

Ratios to average net assets:
Gross expenses	0.45%	0.44%	0.44%	0.45%[5]
Net expenses[6]	0.45	0.44 [7]	0.44	0.45 [5]
Net investment income	3.31	4.13	5.00	5.20 [5]

Portfolio turnover rate	141%[8]	406%	221%	141%[9]

[1]	In April 2010, Institutional Select Class shares were renamed Class IS shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period August 29, 2008 (commencement of operations) to December 31, 2008.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 556% for the year ended December 31, 2011.

[9]	Not annualized.

E1-3

APPENDIX E2

Financial Highlights of Western Asset Core Plus Bond Fund

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1]	2011	2010[2]	2009	2008[3]	2008[4]	2007[4]

Net asset value, beginning of year	$10.78	$10.13	$8.66	$9.88	$10.56	$10.24

Income (loss) from operations:
Net investment income	0.33	0.42	0.45	0.37	0.52	0.48
Net realized and unrealized gain (loss)	0.35	0.76	1.71	(1.17)	(0.62)	0.35
Total income (loss) from operations	0.68	1.18	2.16	(0.80)	(0.10)	0.83

Less distributions from:
Net investment income	(0.36)	(0.53)	(0.55)	(0.42)	(0.50)	(0.51)
Net realized gains	—	—	(0.14)	—	(0.08)	(0.00) [5]
Total distributions	(0.36)	(0.53)	(0.69)	(0.42)	(0.58)	(0.51)

Net asset value, end of year	$11.10	$10.78	$10.13	$8.66	$9.88	$10.56
Total return[6]	6.37%	11.80%	25.78%	(8.28)%	(0.97)%	8.30%

Net assets, end of year (000s)	$2,122,142	$923,350	$757,048	$840,452	$1,215,985	$767,903

Ratios to average net assets:
Gross expenses	0.78%	0.76%	0.86%	0.77%[7]	0.68%	0.69%
Net expenses[8,9]	0.70	0.70	0.70	0.70 [7]	0.68	0.69
Net investment income	3.04	3.90	4.90	5.20 [7]	5.10	4.70

Portfolio turnover rate	170%[10]	464%	202%	124%[11]	488%	449%

[1]	Per share amounts have been calculated using the average shares method.

[2]	In April 2010, Financial Intermediary Class shares were renamed Class FI shares.

[3]	For the period April 1, 2008 through December 31, 2008.

[4]	For the year ended March 31.

[5]	Amount represents less than $0.005 per share.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 734% for the year ended December 31, 2011.

[11]	Not annualized.

E2-1

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2011	2010[2]	2009	2008[3]	2008[4]	2007[4]

Net asset value, beginning of year	$10.78	$10.14	$8.66	$9.87	$10.55	$10.24

Income (loss) from operations:
Net investment income	0.36	0.45	0.48	0.39	0.55	0.51
Net realized and unrealized gain (loss)	0.35	0.75	1.71	(1.17)	(0.62)	0.33
Total income (loss) from operations	0.71	1.20	2.19	(0.78)	(0.07)	0.84

Less distributions from:
Net investment income	(0.38)	(0.56)	(0.57)	(0.43)	(0.53)	(0.53)
Net realized gains	—	—	(0.14)	—	(0.08)	(0.00) [5]
Total distributions	(0.38)	(0.56)	(0.71)	(0.43)	(0.61)	(0.53)

Net asset value, end of year	$11.11	$10.78	$10.14	$8.66	$9.87	$10.55
Total return[6]	6.72%	11.97%	26.20%	(8.01)%	(0.72)%	8.48%

Net assets, end of year (000s)	$4,698,991	$5,188,774	$5,466,554	$6,607,180	$12,943,882	$11,495,842

Ratios to average net assets:
Gross expenses	0.45%	0.45%	0.46%	0.46%[7]	0.43%	0.44%
Net expenses[8]	0.45	0.45	0.46	0.46 [7]	0.43 [9]	0.44 [9]
Net investment income	3.28	4.20	5.20	5.50 [7]	5.40	4.90

Portfolio turnover rate	170%[10]	464%	202%	124%[11]	488%	449%

[1]	Per share amounts have been calculated using the average shares method.

[2]	In April 2010, Institutional Class shares were renamed Class I shares.

[3]	For the period April 1, 2008 through December 31, 2008.

[4]	For the year ended March 31.

[5]	Amount represents less than $0.005 per share.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 734% for the year ended December 31, 2011.

[11]	Not annualized.

E2-2

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1]	2011	2010[2]	2009	2008[3]

Net asset value, beginning of year	$10.78	$10.13	$8.66	$9.34

Income (loss) from operations:
Net investment income	0.36	0.45	0.48	0.20
Net realized and unrealized gain (loss)	0.35	0.76	1.70	(0.62)
Total income (loss) from operations	0.71	1.21	2.18	(0.42)

Less distributions from:
Net investment income	(0.39)	(0.56)	(0.57)	(0.26)
Net realized gains	—	—	(0.14)	—
Total distributions	(0.39)	(0.56)	(0.71)	(0.26)

Net asset value, end of year	$11.10	$10.78	$10.13	$8.66
Total return[4]	6.65%	12.10%	26.11%	(4.54)%

Net assets, end of year (000s)	$2,131,029	$1,824,251	$1,835,921	$1,559,843

Ratios to average net assets:
Gross expenses	0.43%	0.43%	0.43%	0.44%[5]
Net expenses[6]	0.43	0.43	0.43 [7]	0.44 [5,7]
Net investment income	3.30	4.20	5.20	5.70 [5]

Portfolio turnover rate	170%[8]	464%	202%	124%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	In April 2010, Institutional Select Class shares were renamed Class IS shares.

[3]	For the period August 4, 2008 (inception date) to December 31, 2008.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 734% for the year ended December 31, 2011.

[9]	Not annualized.

E2-3

APPENDIX E3

Financial Highlights of Western Asset Inflation Indexed Plus Bond Fund

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1,2]	2011		2010	2009	2008[3]	2008[4]

Net asset value, beginning of year	$10.87		$10.59	$9.51	$11.06	$10.02

Income (loss) from operations:
Net investment income	0.32		0.19	0.14	0.17	0.35
Net realized and unrealized gain (loss)	0.99		0.36	1.04	(1.06)	1.06
Total income (loss) from operations	1.31		0.55	1.18	(0.89)	1.41

Less distributions from:
Net investment income	(0.38)		(0.27)	(0.10)	(0.46)	(0.37)
Net realized gains	—		—	—	(0.20)	—
Total distributions	(0.38)		(0.27)	(0.10)	(0.66)	(0.37)

Net asset value, end of year	$11.80		$10.87	$10.59	$9.51	$11.06
Total return[5]	12.29%		5.21%	12.53%	(8.47)%	14.29%

Net assets, end of year (000s)	$1,273		$457	$301	$162	$36

Ratios to average net assets:
Gross expenses	0.86	%†	0.93%	0.79%	0.77%[6]	0.71%[6]
Net expenses[7,8]	0.75	†	0.75	0.62	0.52 [6]	0.48 [6]
Net investment income	2.85		1.75	1.40	2.40 [6]	4.10 [6]

Portfolio turnover rate	50%		39%	41%	74%[9]	142%[9]

[1]	In April 2010, Financial Intermediary Class shares were renamed Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period April 1, 2008 through December 31, 2008.

[4]	For the period June 28, 2007 (commencement of operations) to March 31, 2008.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Not annualized.

†	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

E3-1

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1,2]	2011	2010	2009	2008[3]	2008[4]	2007[4]

Net asset value, beginning of year	$10.91	$10.63	$9.53	$11.08	$10.43	$10.25

Income (loss) from operations:
Net investment income	0.41	0.24	0.11	0.44	0.61	0.39
Net realized and unrealized gain (loss)	0.96	0.36	1.11	(1.32)	0.67	0.20
Total income (loss) from operations	1.37	0.60	1.22	(0.88)	1.28	0.59

Less distributions from:
Net investment income	(0.43)	(0.32)	(0.12)	(0.47)	(0.63)	(0.41)
Net realized gains	—	—	—	(0.20)	—	—
Total distributions	(0.43)	(0.32)	(0.12)	(0.67)	(0.63)	(0.41)

Net asset value, end of year	$11.85	$10.91	$10.63	$9.53	$11.08	$10.43
Total return[5]	12.81%	5.67%	12.86%	(8.32)%	12.77%	5.89%

Net assets, end of year (000s)	$355,538	$516,765	$440,964	$469,959	$846,594	$644,236

Ratios to average net assets:
Gross expenses	0.33%	0.32%	0.32%	0.27%[6]	0.27%	0.29%
Net expenses[7,8]	0.31	0.30	0.30	0.25 [6]	0.25	0.25
Net investment income	3.58	2.22	1.10	5.80 [6]	5.80	3.80

Portfolio turnover rate	50%	39%	41%	74%[9]	142%	96%

[1]	In April 2010, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period April 1, 2008 through December 31, 2008.

[4]	For the year ended March 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Not annualized.

E3-2

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1,2]	2011		2010	2009	2008[3]

Net asset value, beginning of year	$10.92		$10.64	$9.53	$9.63

Income (loss) from operations:
Net investment income (loss)	0.40		0.23	0.18	(0.03)
Net realized and unrealized gain (loss)	0.96		0.37	1.05	(0.07)
Total income (loss) from operations	1.36		0.60	1.23	(0.10)

Less distributions from:
Net investment income	(0.43)		(0.32)	(0.12)	—
Total distributions	(0.43)		(0.32)	(0.12)	—

Net asset value, end of year	$11.85		$10.92	$10.64	$9.53
Total return[4]	12.76%		5.72%	12.99%	(1.04)%

Net assets, end of year (000s)	$62,764		$45,141	$23,463	$22,573

Ratios to average net assets:
Gross expenses	0.27	%†	0.27%	0.28%	0.24%[5]
Net expenses[6]	0.25	[7]†	0.25 [7]	0.25 [7]	0.24 [5]
Net investment income (loss)	3.54		2.12	1.80	(10.00) [5]

Portfolio turnover rate	50%		39%	41%	74%[8]

[1]	In April 2010, Institutional Select Class shares were renamed Class IS shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period December 18, 2008 (commencement of operations) to December 31, 2008.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Not annualized.

†	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

E3-3

APPENDIX F

Historical Performance for Each Fund

Legg Mason Western Asset Core Bond Fund

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Class A Shares

Total returns (before taxes) (%)

Best quarter (09/30/2009): 6.71 Worst quarter (09/30/2008): (5.13) The year-to-date return as of the most recent calendar quarter, which ended 03/31/2012, was 1.58.

Average annual total returns (for periods ended December 31, 2011) (%)
	1 year	5 years	10 years	Since inception	Inception date

Class A
Return before taxes	1.41	3.83	5.38
Return after taxes on distributions	0.32	2.17	3.55
Return after taxes on distributions and sale of fund shares	0.90	2.27	3.50

Other Classes (Return before taxes only)
Class B	0.82	4.05	5.37
Class C (to be reclassified as Class C1 shares as of August 1, 2012)	4.60	4.31	5.37
Class R	5.53	4.35	N/A	4.35	12/28/2006
Barclays Capital U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)[1]	7.84	6.50	5.78

[1]	For Class R shares, for the period from December 28, 2006 to December 31, 2011, the average annual total return of the Barclays Capital U.S. Aggregate Index was 6.48%.

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class A will vary from returns shown for Class A.

Legg Mason Western Asset Core Plus Bond Fund

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark and an average. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

The fund changed its investment objective effective as of March 18, 2005. Certain performance information shown below reflects the performance of the fund prior to that change.

Class A Shares

Total returns (before taxes) (%)

Best quarter (09/30/2009): 7.14 Worst quarter (09/30/2008): (3.51) The year to date return as of the most recent calendar quarter, which ended 03/31/2012, was 1.70.

Average annual total returns (for periods ended December 31, 2011) (%)
	1 year	5 years	10 years	Since inception	Inception date

Class A
Return before taxes	1.64	4.29	3.97
Return after taxes on distributions	0.55	2.87	2.53
Return after taxes on distributions and sale of fund shares	1.04	2.80	2.52

Other Classes (Return before taxes only)
Class B	1.07	4.63	3.98
Class C (to be reclassified as Class C1 shares as of August 1, 2012)	4.65	4.66	3.90
Class R	5.81	4.84	N/A	4.84	12/28/2006
Class I	6.43	5.45	4.73
Barclays Capital U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)[1]	7.84	6.50	5.78
Lipper Intermediate Investment Grade Debt Fund Average (reflects fees and expenses but no deduction for sales charges or taxes)[2]	6.24	5.59	5.14

[1]	For Class R shares, for the period from December 28, 2006 to December 31, 2011, the average annual total return of the Barclays Capital U.S. Aggregate Index was 6.48%.

[2]	For Class R shares, for the period from December 31, 2006 to December 31, 2011, the average annual total return of the Lipper Intermediate Investment Grade Debt Fund Average was 5.61%.

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class A will vary from returns shown for Class A.

Legg Mason Western Asset Global Inflation Management Fund

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

The fund revised its investment strategy effective as of September 1, 2006. Certain performance information shown below reflects the performance of the fund prior to this change. In addition, prior to October 1, 2004, the fund had a different investment objective and different policies.

Class A Shares

Total returns (before taxes) (%)

Best quarter (09/30/2010): 7.61 Worst quarter (12/31/2008): (5.69) The year-to-date return as of the most recent calendar quarter, which ended 03/31/2012, was 1.56.

Average annual total returns (for periods ended December 31, 2011) (%)
	1 year	5 years	10 years	Since inception	Inception date

Class A
Return before taxes	6.56	4.25	3.77
Return after taxes on distributions	5.31	3.02	2.60
Return after taxes on distributions and sale of fund shares	4.44	2.92	2.53

Other Classes (Return before taxes only)
Class C (to be reclassified as Class C1 shares as of August 1, 2012)	8.57	4.15	N/A	3.57	10/12/2004
Barclays World Government Inflation-Linked All Maturities Index (reflects no deduction for fees, expenses or taxes)[1]	10.65	6.18	8.62

[1]	For Class C shares, for the period from October 12, 2004 to December 31, 2011, the average annual total return of the Barclays World Government Inflation-Linked All Maturities Index was 6.15%.

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class A will vary from returns shown for Class A.

Western Asset Core Bond Fund

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class I shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark. No performance information is presented for Class A, Class C, Class C1 or Class R shares because these share classes have not yet commenced operations as of the date of this Prospectus. The returns for Class A, Class C, Class C1 and Class R shares would differ from those of Class I shares to the extent Class A, Class C, Class C1 or Class R shares bear different expenses. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Class I Shares

Total returns (before taxes) (%)

Best quarter (06/30/2009): 12.99 Worst quarter (09/30/2008): (5.41)

Average annual total returns (for periods ended December 31, 2011) (%)
	1 year	5 years	10 years	Since inception	Inception date

Class I
Return before taxes	7.38	6.22	6.10
Return after taxes on distributions	6.14	4.34	4.20
Return after taxes on distributions and sale of fund shares	4.78	4.17	4.09

Other Classes (Return before taxes only)
Class FI	7.24	5.97	5.82
Class IS1	7.46	N/A	N/A	10.28	08/29/2008
Barclays Capital U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	7.84	6.50	5.78

[1]	For the period August 29, 2008 (commencement of operations) to December 31, 2011, the average annual return of the Barclays Capital U.S. Aggregate Index was 7.06%.

The after-tax returns are shown only for Class I shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for classes other than Class I will vary from returns shown for Class I.

Western Asset Core Plus Bond Fund

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class I shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark. No performance information is presented for Class A, Class C, Class C1 or Class R shares because these share classes have not yet commenced operations as of the date of this Prospectus. The returns for Class A, Class C, Class C1 and Class R shares would differ from those of Class I shares to the extent Class A, Class C, Class C1 or Class R shares bear different expenses. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Class I Shares

Total returns (before taxes) (%)

Best quarter (06/30/2009): 11.18 Worst quarter (09/30/2008): (3.73)

Average annual total returns (for periods ended December 31, 2011) (%)
	1 year	5 years	10 years	Since inception	Inception date

Class I
Return before taxes	6.72	6.90	6.91
Return after taxes on distributions	5.43	4.83	4.86
Return after taxes on distributions and sale of fund shares	4.34	4.64	4.71

Other Classes (Return before taxes only)
Class FI1	6.37	6.61	N/A	6.57	01/8/2002
Class IS2	6.65	N/A	N/A	11.27	08/4/2008
Barclays Capital U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	7.84	6.50	5.78

[1]	For the period January 8, 2002 (commencement of operations) to December 31, 2011, the average annual return for the Barclays Capital U.S. Aggregate Index was 5.76%.

[2]	For the period August 4, 2008 (commencement of operations) to December 31, 2011, the average annual return for the Barclays Capital U.S. Aggregate Index was 7.23%.

The after-tax returns are shown only for Class I shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for classes other than Class I will vary from returns shown for Class I.

Western Asset Inflation Indexed Plus Bond Fund

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class I shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark. No performance information is presented for Class A, Class C, Class C1 or Class R shares because these share classes have not yet commenced operations as of the date of this Prospectus. The returns for Class A, Class C, Class C1 and Class R shares would differ from those of Class I shares to the extent Class A, Class C, Class C1 or Class R shares bear different expenses. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Class I Shares

Total returns (before taxes) (%)

Best quarter (09/30/2002): 8.00 Worst quarter (09/30/2008): (5.36)

Average annual total returns (for periods ended December 31, 2011) (%)
	1 year	5 years	10 years	Since inception	Inception date

Class I
Return before taxes	12.81	7.30	7.32
Return after taxes on distributions	11.33	5.81	5.50
Return after taxes on distributions and sale of fund shares	8.27	5.38	5.25

Other Classes (Return before taxes only)
Class FI1	12.29	N/A	N/A	7.58	06/28/2007
Class IS2	12.76	N/A	N/A	9.92	12/18/2008
Barclays Capital U.S. TIPS Index (reflects no deduction for fees, expenses or taxes)	13.56	7.95	7.57

[1]	For the period June 28, 2007 (commencement of operations) to December 31, 2011, the average annual return for the Barclays Capital U.S. TIPS Index was 8.58%.

[2]	For the period December 18, 2008 (commencement of operations) to December 31, 2011, the average annual return for the Barclays Capital U.S. TIPS Index was 9.25%

The after-tax returns are shown only for Class I shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for classes other than Class I will vary from returns shown for Class I.

APPENDIX G

Instructions for Signing the Proxy Card

The following general rules for signing the voting instruction card may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your voting instruction card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the voting instruction card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction card.

3. All Other Accounts: The capacity of the individual signing the voting instruction card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts

(1) ABC Corp.	ABC Corp.

(2) ABC Corp.	John Doe, Treasurer

(3) ABC Corp., c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2) Estate of John B. Smith	John B. Smith Jr., Executor

G-1

APPENDIX H

Similarities and Differences in the Forms of Organization of the Target Funds and the Acquiring Funds

DISCUSSION OF MARYLAND CORPORATIONS AND MARYLAND TRUSTS

In General

Each Target Fund is organized as a series of a Maryland statutory trust (the “Trust”). A Maryland statutory trust is an unincorporated business association that is established under and governed by Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the board of trustees (referred to in this appendix as the “trustees”) and shareholders of the statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust.

The Declaration of Trust (the “Declaration”) for the Trust provides flexibility to the trustees in the conduct of the Trust’s business and in the governance of the Trust and broad authority consistent with Maryland law. Many of the provisions of the Declaration are designed to permit the Trust to operate efficiently and in a cost effective manner.

Each Acquiring Fund is organized as a series of a Maryland corporation (the “Corporation”). A Maryland corporation is governed both by Maryland corporate law and its charter and Bylaws. The Maryland General Corporation Law (the “MGCL”) prescribes many aspects of corporate governance.

The Trust

The Trust is governed by the Maryland Statutory Trust Act, the Declaration and its Bylaws. Some of the key provisions of the Maryland Statutory Trust Act, the Declaration and the Bylaws are summarized below. The following summary of the Maryland Statutory Trust Act, the Declaration and the Bylaws is qualified in its entirety by reference to the Maryland Statutory Trust Act, the Declaration and the Trust’s Bylaws.

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in most cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. For example, the trustees may amend the Declaration without shareholder approval. This provision permits the trustees to act quickly in response to competitive or regulatory conditions without the cost and delay of a shareholder meeting when the trustees believe that the amendment is in the best interests of the Trust. Similarly, the trustees have broad authority to authorize the merger or consolidation of the trust into another trust or entity, to reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, to sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or to terminate the trust or any series or class.

The 1940 Act does not require funds to hold an annual meeting of shareholders, and, in general, the Trust does not hold such meetings. The Trust will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting,” which means that a shareholder’s voting power is determined not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. The Declaration provides that shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The Declaration provides that the trustees may establish the number of trustees. The Declaration also provides that vacancies on the Board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the Declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration

The trustees are authorized to amend the Declaration without the vote of shareholders except in certain circumstances. The Declaration prohibits amendments that impair the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, trustees, officers or employees of the Trust or that limit the rights to indemnification or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.

Issuance and Redemption of Shares

The trustees are permitted to cause the Trust to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The Declaration provides that a shareholder may redeem his or her shares at the price determined in accordance with the Declaration. The Declaration also provides that the Trust may involuntarily redeem a shareholder’s shares upon such conditions as may be determined by the trustees. For example, a shareholder’s shares may be redeemed if the shareholder fails to provide the Trust with identification, or if the Trust is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The Declaration specifically requires shareholders, upon demand, to disclose to the Trust information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Trust may disclose such ownership if required by law or regulation, or as the trustees otherwise decide.

Small Accounts

The Declaration provides that the Trust may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by series or class and which may be set by the trustees from time to time. Alternatively, the Declaration permits the Trust to assess a fee for small accounts (which may vary by series or class) and redeem shares in the account to cover such fees, or convert the shares into another share series or class that is geared to smaller accounts.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the fair and equitable treatment of holders of series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. The Declaration gives broad authority to the trustees within this statutory framework, and consistent with Maryland law, to establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Declaration also gives authority to the trustees to change any of those features, to terminate any series or class, and to combine series with other series in the Trust, or to combine one or more classes of a series with another class in that series, or convert the shares of one class into shares of another class.

Each share of a Target Fund represents an interest in that Target Fund only, and not in the assets of any other fund generally.

Shareholder, Trustee and Officer Liability

The Declaration provides that shareholders are not personally liable for the obligations of the Trust and requires the Trust to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Declaration provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the Trust or its shareholders, in connection with the affairs of the Trust. Further, a trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation. The Declaration limits a trustee’s liability to the Trust or any shareholder to the full extent permitted under current Maryland law. Under Maryland law, a trustee is liable to the Trust or its shareholders for monetary damages only (i) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (ii) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been trustees, officers or employees of the trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a trustee, officer or employee. Under the 1940 Act, a trustee or officer may not be indemnified by the Trust for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration also clarifies that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Trust or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must be made on the trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected series. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent trustees determines that maintaining the suit would not be in the best interests of the Trust, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not consistent with the standard of performance required of the trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Trust’s costs, including attorneys’ fees.

The Declaration further provides that the respective Target Fund(s) shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that any such Target Fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Trust be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Each Acquiring Fund is a series of a Maryland corporation and operates under a charter that covers many of the same provisions discussed above. However, in most cases it is expected that the Declaration for the Trust will provide broader authority to the trustees of the Target Funds than the existing charter for the Corporation provides the directors of the Acquiring Funds.

The Acquiring Funds

The Acquiring Funds are governed by the MGCL and the charter and Bylaws of the Corporation. Some of the key provisions of the MGCL, the charter and Bylaws are summarized below. The following summary of the MGCL and the charter and Bylaws of the Corporation is qualified in its entirety by reference to the MGCL and the charter and Bylaws of the Corporation.

Shareholder Voting

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the charter of the corporation, there may be various exceptions to these votes. Shareholders of Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held. For each Acquiring Fund, shareholders of all series and classes vote together as a single class, except as otherwise required by the 1940 Act or required or permitted by its charter.

Election and Removal of Trustees

Shareholders of a Maryland corporation may vote on the election and removal of directors. If the charter and Bylaws so provide, as is the case for the Corporation, a Maryland corporation registered as an open-end investment company is not required to hold annual meetings in any year that the election of directors is not required under the 1940 Act. Each Acquiring Fund will call a meeting of shareholders whenever required by the 1940 Act to elect directors.

The Bylaws of the Corporation generally provide that the Board has the power to set the number of directors and, in most circumstances, to fill vacancies except when the 1940 Act requires that a vacancy be filled by the shareholders. Directors are elected by a plurality vote and serve until their successors are elected and qualify.

Amendments to the Charter

Under the MGCL, shareholders of corporations registered as open-end investment companies are entitled to vote on amendments to the charter. However, the board of directors of an open-end investment company is authorized, without a vote of the shareholders, to amend the charter to change the name of the corporation, to change the name or designation of any class or series of stock and to change the par value of the authorized shares. The board of directors is also authorized to amend the charter to increase the number of authorized shares or the number of shares in any class or series.

Issuance and Redemption of Shares

The board of directors of a Maryland corporation has the power to authorize the issuance of stock and, prior to issuance of shares of each class or series, the board of directors is required by Maryland law to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. A Maryland corporation registered as an open-end investment company may involuntarily redeem a shareholder’s shares under certain circumstances, unless prohibited by the charter.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the equitable treatment of holders and series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. The charter of the Corporation generally does not restrict the authority of directors within this statutory framework to establish series and classes in addition to those currently established and to determine the rights and preferences of the shares of the series and classes.

Shareholder, Director and Officer Liability

Under Maryland law, shareholders generally are not personally liable for debts or obligations of a corporation. With respect to directors, the MGCL provides that a director who has met his or her statutory standard of conduct will be immune from liability to the maximum extent permitted under Maryland law. The MGCL permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Derivative Actions

There are no provisions relating to shareholder derivative actions in the charter of the Corporation. Under Maryland law, applicable case law at the time of a particular derivative action and the MGCL will establish any requirements or limitations with respect to shareholder derivative actions.

APPENDIX I

5% Shareholders of the Target Funds and Acquiring Funds

[To be provided.]

I-1

WESTERN ASSET FUNDS, INC.

Western Asset Core Bond Fund

Western Asset Core Plus Bond Fund

Western Asset Inflation Indexed Plus Bond Fund

DATED [            ], 2012

WESTERN ASSET FUNDS, INC.

Western Asset Core Bond Fund

Western Asset Core Plus Bond Fund

Western Asset Inflation Indexed Plus Bond Fund

STATEMENT OF ADDITIONAL INFORMATION

[            ], 2012

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:
Legg Mason Western Asset Core Bond Fund	Western Asset Core Bond Fund
Legg Mason Western Asset Core Plus Bond Fund	Western Asset Core Plus Bond Fund
Legg Mason Western Asset Global Inflation Management Fund	Western Asset Inflation Indexed Plus Bond Fund

55 Water Street New York, New York 10041 1-877-721-1926	100 International Drive Baltimore, Maryland 21202 1-410-539-0000

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated [            ], 2012, relating specifically to the proposed acquisition of all of the assets of Legg Mason Western Asset Core Bond Fund, Legg Mason Western Asset Core Plus Bond Fund and Legg Mason Western Asset Global Inflation Management Fund (each a “Target Fund”) , each a series of Legg Mason Partners Income Trust (the “Trust”) by Western Asset Core Bond Fund, Western Asset Core Plus Bond Fund and Western Asset Inflation Indexed Plus Bond Fund (each an “Acquiring Fund”), respectively, in each case in exchange for the assumption of all of the liabilities of the Target Fund and for shares of the Acquiring Fund, to be distributed to shareholders of the Target Fund; and the subsequent termination of the Target Fund as a series of the Trust. To obtain a copy of the Proxy Statement/Prospectus, please write to the applicable Acquiring Fund at the address set forth above or call [1-877-721-1926]. Each transfer is to occur pursuant to an Agreement and Plan of Reorganization. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

GENERAL INFORMATION

A Special Meeting of Shareholders of the Target Funds to consider the Reorganizations will be held on September 28, 2012, at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018 at [10:00 a.m., Eastern Time]. For further information about the Reorganizations, see the Proxy Statement/Prospectus.

FINANCIAL STATEMENTS AND OTHER INCORPORATED DOCUMENTS

The Statement of Additional Information related to the Proxy Statement/Prospectus dated [            ], 2012, consists of this cover page, the accompanying pro forma financial statements and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

The Statement of Additional Information of each Acquiring Fund:

Fund	Date and Filing Date	Accession Number
Western Asset Core Bond Fund	May 1, 2012 Filed on April 25, 2012	0001193125-12-182256
Western Asset Core Plus Bond Fund	May 1, 2012 Filed on April 25, 2012	0001193125-12-182256
Western Asset Inflation Indexed Plus Bond Fund	May 1, 2012 Filed on April 25, 2012	0001193125-12-182256

The Statement of Additional Information of each Target Fund:

Fund	Date and Filing Date	Accession Number
Legg Mason Western Asset Core Bond Fund	December 1, 2011 Filed on November 21, 2011	0001193125-11-318585
Legg Mason Western Asset Core Plus Bond Fund	December 1, 2011 Filed on November 21, 2011	0001193125-11-318585
Legg Mason Western Asset Global Inflation Management Fund	February 29, 2012 Filed on February 22, 2012	0001193125-12-072700

The audited financial statements of each Target Fund as included in the Fund’s Annual Report to shareholders filed for the year ended July 31, 2011 or October 31, 2011 as indicated below:

Fund	Year Ended/Filing Date	Accession Number
Legg Mason Western Asset Core Bond Fund	July 31, 2011 Filed on September 26, 2011	0001193125-11-255925
Legg Mason Western Asset Core Plus Bond Fund	July 31, 2011 Filed on September 23, 2011	0001193125-11-255309
Legg Mason Western Asset Global Inflation Management Fund	October 31, 2011 (filed on December 23, 2011)	0001193125-11-351696

The unaudited financial statements of each Target Fund as included in the Fund’s Semi-Annual Report to shareholders filed for the semi-annual period ended January 31, 2012 or April 30, 2012 as indicated below.

Fund	Year Ended/Filing Date	Accession Number
Legg Mason Western Asset Core Bond Fund	January 31, 2012 Filed on March 27, 2012	0001193125-11-340437
Legg Mason Western Asset Core Plus Bond Fund	January 31, 2012 Filed on March 27, 2012	0001193125-12-134739
Legg Mason Western Asset Global Inflation Management Fund	April 30, 2012 [Filed on [ ], 2012]	[ ]

The audited financial statements of the each Acquiring Fund as included in the Fund’s Annual Report to shareholders filed for the year ended December 31, 2011:

Fund	Year Ended/Filing Date	Accession Number
Western Asset Core Bond Fund	December 31, 2011 Filed on February 24, 2012	0001193125-12-077379
Western Asset Core Plus Bond Fund	December 31, 2011 Filed on February 28, 2012	0001193125-12-084080
Western Asset Inflation Indexed Plus Bond Fund	December 31, 2011 Filed on February 27, 2012	0001193125-12-081740

PRO FORMA FINANCIAL STATEMENTS

Legg Mason Western Asset Core Bond Fund (Target Fund) and Western Asset Core Bond Fund (Acquiring Fund)

The unaudited pro forma information provided herein should be read in conjunction with the semi-annual report to shareholders, for the six-months ended January 31, 2012 for the Legg Mason Western Asset Core Bond Fund (the “Target Fund”) and the annual report to shareholders for the year ended December 31, 2011 for the Western Asset Core Bond Fund (the “Acquiring Fund”).

On May 25, 2012 and May 30, 2012, the Board of Trustees of Legg Mason Partners Income Trust and the Board of Directors of the Western Asset Funds, Inc., respectively, approved an Agreement and Plan of Reorganization (the “Reorganization”) whereby the Acquiring Fund will acquire all the assets of, and assume of all of the liabilities of, the Target Fund and the Target Fund will receive shares of Acquiring Fund, to be distributed to the shareholders of the Target Fund in redemption of all of the outstanding shares of the Target Fund, and thereafter terminate as a series of the Trust.

The unaudited pro forma information set forth below for the year ended December 31, 2011 is intended to present ratios and supplemental data as if the acquisition of the Target Fund by the Acquiring Fund had been consummated at January 1, 2011.

Legg Mason Partners Fund Advisor, LLC (the “manager”) is the investment manager of each of the Target Fund and the Acquiring Fund. Western Asset Management Company (“Western”) is an investment subadviser of each of the Target Fund and the Acquiring Fund pursuant to separate contracts between Western and the manager with respect to each Fund.

The Target Fund pays a management fee calculated daily and paid monthly, at an annual rate of 0.550% of the Fund’s average daily net assets up to $1 billion, 0.525% of the Fund’s average daily net assets for the next $1 billion, 0.500% of the Fund’s average daily net assets for the next $3 billion, 0.475% of the Fund’s average daily net assets for the next $5 billion and 0.450% of the Fund’s average daily net assets over $10 billion The Acquiring Fund pays a management fee calculated daily and paid monthly, at an annual rate of 0.450% of the Fund’s average daily net assets up to $500 million, 0.425% of the Fund’s average daily net assets of the next $500 million and 0.400% of the Fund’s average daily net assets in excess of $1 billion. The manager pays the subadviser a portion of the management fee that it receives from the Target Fund and the entire management fee it receives from the Acquiring Fund.

The Target Fund and Acquiring Fund have the same distributor, transfer agents and custodian as one another. Each of these service providers has entered into an agreement with the Target Fund and the Acquiring Fund, which governs the provisions of services to such Funds. Such agreements have the same terms with respect to each Fund.

As of December 31, 2011, the net assets of: (i) the Target Fund were approximately $313,811,318 and (ii) the Acquiring Fund were approximately $ 2,376,928,769. The net assets of the combined Fund as of December 31, 2011 would have been approximately $2,690,740,087.

On a pro forma basis for the year ended December 31, 2011, the proposed reorganization would have resulted in the following approximate increases/(decreases) to expenses charged:

Investment management fees	$286,096
Registration fees	$(29,558)
Legal fees	$(22,761)
Audit and tax	$(41,925)
Fund accounting fees	$28,800

Fee waivers and/or expenses reimbursed decreased by approximately $69,699 for the year ended December 31, 2011 on a pro forma basis, as a result of the proposed Reorganization.

No significant accounting policies (including valuation of portfolio securities) will change as a result of the proposed reorganization. However, differences in valuation methodology between the Target Fund (mean) and the Acquiring Fund (bid) will have a negative impact on the net asset value per share that Target Fund shareholders receive in the Reorganization. It is anticipated that none of the holdings of the Target or Acquiring Fund will be sold as a result of the Reorganization.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. In a tax-free reorganization:

1.	No gain or loss is recognized by the target fund upon the transfer of its assets to the acquiring fund in exchange for shares of the acquiring fund and the assumption by the acquiring fund of all of the liabilities of the target fund, or upon the distribution of the shares of the acquiring fund by the target fund to its shareholders in liquidation of the target fund.

2.	No gain or loss is recognized by the target fund shareholders upon the exchange of their shares of the target fund solely for shares of the acquiring fund pursuant to the Reorganization.

3.	The historical cost of investment securities generally is carried forward to the acquiring fund.

The results of operations of the Acquiring Fund for pre-combination periods will not be restated.

As of December 31, 2011, the Target Fund had no capital loss carryover and the Acquiring Fund had the following unused capital loss carryovers:

Western Asset Core Bond Fund (Acquiring Fund)
	Amount of Carryover	Fiscal Year of Expiration Assuming No Reorganization
	$(5,952,501)	No Expiration	(a)
	(84,734,017)	12/31/2015
	(33,885,094)	12/31/2016
	(250,607,702)	12/31/2017
	(33,363,704)	12/31/2018

Total	$(408,543,018)

(a)

The Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the Fund’s other capital losses with the expiration dates listed above. As a result of this ordering rule, the other capital losses may be more likely to expire unutilized. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as are the Fund’s other capital losses listed above.

The Reorganization would impact the use of the Acquiring Fund’s capital loss carryovers by benefiting the shareholders of the combined Fund, rather than only the shareholders of the Acquiring Fund.

The capital loss carryovers described above may change significantly between now and the Closing Date, expected to be approximately October 5, 2012. Further, the ability of the Acquiring Fund to use these losses (even in the absence of the Reorganization) depends on certain factors such as the future realization of capital gains or losses. The Target Fund will pay estimated Reorganization costs of $99,650 out of $199,300 expected to be incurred solely and directly related to entering into and carrying out the provisions of the Agreement and Plan of Reorganization whether or not the Reorganization is consummated. This estimate reflects the manager paying 50% of the estimated costs that would otherwise be incurred by the Target Fund. The manager will pay 100% of the Acquiring Fund’s reorganization costs whether or not the Reorganization is consummated.

PART C:

OTHER INFORMATION

Item 15.	Indemnification

Article VIII of Registrant’s Articles of Incorporation provides that to the maximum extent permitted by applicable law (including Maryland law and the 1940 Act) the directors and officers of the Registrant shall not be liable to the Registrant or to any of its stockholders for monetary damages. Article VIII also provides that no amendment or repeal of Article VIII, and no adoption or amendment of any other provision of the Articles or Bylaws inconsistent with Article VIII, shall apply to or affect the applicability of Article VIII with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

Section 9.1 of Article IX of Registrant’s Articles of Incorporation provides that the Registrant shall indemnify its present and past directors and persons who are serving or have served at the Registrant’s request in similar capacities for other entities to the maximum extent permitted by applicable law (including Maryland law and the Investment Company Act of 1940). Section 9.1 further provides that the Registrant shall have the power to indemnify its present and past officers, employees and agents, and persons who are serving or have served at the Registrant’s request in similar capacities for other entities to the maximum extent permitted by applicable law (including Maryland law and the Investment Company Act of 1940). Section 2-418(b) of the Maryland Corporations and Associations Code (“Maryland Code”) permits the Registrant to indemnify its directors unless it is established that (1) the act or omission of the director was material to the matter giving rise to the proceeding, and the act or omission was committed in bad faith or was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit in money, property or services; or (3) in the case of a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful. Indemnification may be made against judgments, penalties, fines, settlements and reasonable expenses actually incurred in connection with a proceeding, in accordance with the Maryland Code. Pursuant to Section 2-418(j)(2) of the Maryland Code, the Registrant is permitted to indemnify its officers, employees and agents to the same extent. Maryland law also requires indemnification of directors and officers under certain circumstances. The provisions set forth above apply insofar as consistent with Section 17(h) of the 1940 Act, which prohibits indemnification of any director or officer of the Registrant against any liability to the Registrant or its shareholders to which such director or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 1 of Article XII of the Bylaws permits indemnification consistent with the principles described above and sets forth the procedures by which the Registrant will indemnify its directors, officers, employees and agents. Additionally, the Registrant has entered into an agreement with each of its directors that provides for indemnification consistent with the principles described above and that sets forth certain procedural aspects with respect to indemnification, including the advancement of expenses and presumptions relating to the determination of whether the standard of conduct required for indemnification has been met. The Registrant, at its expense, provides liability insurance for the benefit of its Directors and officers.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is prohibited as against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Under the Distribution Agreement, the Registrant agrees to indemnify, defend and hold Legg Mason Investor Services, LLC (the “Distributor”), its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses

1

(including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers or directors, or any such controlling person may incur, under the 1933 Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant’s Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated or necessary to make the Registration Statement not misleading, provided that in no event shall anything contained in the Underwriting Agreement be construed so as to protect the Distributor against any liability to the Registrant or its stockholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

The Registrant’s Investment Management Agreements and Investment Advisory Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the obligations and duties under the applicable Agreements, the Adviser or Manager (as applicable) will not be subject to any liability to the Registrant or any stockholder of the Registrant for any act or omission in the course of, or connected with, rendering services pursuant to the applicable Agreements.

Item 16.	Exhibits

(1)	(a)		Articles of Amendment and Restatement dated as of May 28, 1998 – (2).
	(b)		Articles Supplementary dated March 10, 2000 – (2).
	(c)		Articles Supplementary dated June 16, 2000 – (3).
	(d)		Articles of Amendment dated May 21, 2001 – (4).
	(e)		Articles of Amendment dated May 10, 2002 – (5).
	(f)		Articles of Amendment dated July 30, 2003 – (7).
	(g)		Articles Supplementary dated September 23, 2003 – (8).
	(h)		Articles Supplementary dated October 7, 2004 – (9).
	(i)		Articles Supplementary dated March 8, 2005 – (9).
	(j)		Articles Supplementary dated June 26, 2006 – (10).
	(k)		Articles Supplementary dated May 11, 2007 – (11).
	(l)		Articles Supplementary dated July 29, 2008 – (12).
	(m)		Articles of Amendment dated April 23, 2010 – (15).
	(n)		Articles Supplementary dated March 24, 2011 – (16).
	(o)		Articles Supplementary dated September 14, 2011 – (18).
	(p)		Articles of Amendment dated September 14, 2011 – (18).
	(q)		Articles of Amendment dated April 9, 2012 – (18).
	(r)		Articles Supplementary dated April 9, 2012 – (18).
	(s)		Articles Supplementary – to be filed by amendment.

(2)	(a)		Bylaws (2).
	(b)		Amendment to Bylaws dated as of May 29, 2001 – (6).
	(c)		Amended Bylaws dated as of May 10, 2005 – (9).
	(d)		Amended Bylaws dated as of March 24, 2006 – (10).
	(e)		Restated Bylaws dated as of November 6, 2007 – (14).

(3)		Not Applicable.

(4)		Form of Agreement and Plan of Reorganization is included in Part A of the Registration Statement on Form N-14.

(5)		Instruments defining the rights of security holders with respect to Western Asset Funds, Inc. are contained in the Articles of Amendment and Restatement (with subsequent amendments) and Bylaws that are incorporated by reference to Exhibit 23(b) to Post-Effective Amendment No. 21 to the Registration Statement of LM Institutional Fund Advisors I, Inc. (SEC File No. 33-34929) filed May 18, 2000.

(6)		(1)	Investment Management Agreements
		(a)	Western Asset Core Bond Fund – (5).
		(b)	Western Asset Core Plus Bond Fund – (5).
		(c)	Western Asset Inflation Indexed Plus Bond Fund – (5).

2

		(2)	Investment Advisory Agreements
		(a)	Western Asset Core Bond Fund – (5).
		(b)	Western Asset Core Plus Fund – Western Asset Management Company (“WAM”) – (5).
		(c)	Western Asset Core Plus Fund – Western Asset Management Company Limited (“WAMCL”) – (5).
		(d)	Western Asset Core Plus Fund – Western Asset Management Company Limited (“WAML Japan”) – (14).
		(e)	Western Asset Inflation Indexed Plus Bond Fund – WAM – (6).
		(f)	Western Asset Inflation Indexed Plus Bond Fund – WAMCL – (6).
		(g)	Western Asset Inflation Indexed Plus Bond Fund – WAML Japan – (14).
		(h)	Western Asset Inflation Indexed Plus Bond Fund – WAML Singapore – (14).

(7)		(a)	Distribution Agreement (10).
		(b)	Amendment to Distributor Agreement (10).
		(c)	Broker Agreement (2).
		(d)	Amendment to Broker Agreement (3).

(8)		Bonus, profit sharing or pension plans – none.

(9)		(a)	Custodian Contract (1).
		(b)	Amendment to Custodian Contract – (1).
		(c)	Amendment to Custodian Contract – (1).
		(d)	Amendment to Custodian Contract – (3).
		(e)	Amendment to Custodian Contract – (5).
		(f)	Form of Amendment to Custodian Contract – (8).
		(g)	Form of Amendment to Custodian Contract – (10).
		(h)	Form of Amendment to Custodian Contract – (11).

(10)		Plans pursuant to Rule 12b-1 or Rule 18f-3
		(a)	Western Asset Core Bond Fund Rule 12b-1 Plan – (10).
		(b)	Western Asset Core Plus Bond Fund Rule 12b-1 Plan – (10).
		(c)	Western Asset Inflation Indexed Plus Bond Fund Rule 12b-1 Plan – (10).
		(d)	Western Asset Core Bond Fund Classes A, C and R Rule 12b-1 Plan – (17).
		(e)	Western Asset Core Plus Bond Fund Classes A, C and R Rule 12b-1 Plan – (17).
		(f)	Western Asset Inflation Indexed Plus Bond Fund Classes A, C and R Rule 12b-1 Plan – (17).
		(g)	Rule 12b-1 Plan for Class C1 shares of Western Asset Core Bond Fund, Western Asset Core Plus Bond Fund and Western Asset Inflation Indexed Plus Bond Fund – filed herewith.
		(h)	Amended and Restated Multiple Class (Rule 18f-3) Plan – filed herewith.

(11)	Opinion and consent of Venable LLP as to the legality of the securities being registered – filed herewith.

(12)	Form of Opinion of Ropes & Gray LLP supporting the tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement – filed herewith.

(13)	(a)	Transfer Agency and Service Agreement (13).
	(b)	Board Resolutions regarding Expense Limitation Arrangements – (17).
	(c)	Board Resolutions regarding Expense Limitation Arrangements – (18).
	(d)	Board Resolutions regarding Expense Limitation Arrangements – filed herewith.

(14)	(a)	Consent of KPMG LLP – filed herewith.
	(b)	Consent of PricewaterhouseCoopers LLP – filed herewith.

(15)	Financial statements omitted from Item 14(a)(1) – not applicable.

(16)	Power of Attorney – filed herewith.

(17)	(a)	Forms of Proxy Card – filed herewith.
	(b)	Prospectus and Statement of Additional Information of Legg Mason Western Asset Core Bond Fund dated December 1, 2011 – filed herewith.
	(c)	Prospectus and Statement of Additional Information of Legg Mason Western Asset Core Plus Bond Fund dated December 1, 2011 – filed herewith.
	(d)	Prospectus and Statement of Additional Information of Legg Mason Western Asset Global Inflation Management Fund dated December 1, 2011 – filed herewith.

3

(e)	Prospectus and Statement of Additional Information of Western Asset Core Bond Fund dated May 1, 2012 – filed herewith.
(f)	Prospectus and Statement of Additional Information of Western Asset Core Plus Bond Fund dated May 1, 2012 – filed herewith.
(g)	Prospectus and Statement of Additional Information of Western Asset Inflation Indexed Plus Bond Fund dated May 1, 2012 – filed herewith.
(h)	Annual Report of Legg Mason Western Asset Core Bond Fund dated July 31, 2011 – filed herewith.
(i)	Annual Report of Legg Mason Western Asset Core Plus Bond Fund dated July 31, 2011 – filed herewith.
(j)	Annual Report of Legg Mason Western Asset Global Inflation Management Fund dated October 31, 2011 – filed herewith.
(k)	Annual Report of Western Asset Core Bond Fund dated December 31, 2011 – filed herewith.
(l)	Annual Report of Western Asset Core Plus Bond Fund dated December 31, 2011 – filed herewith.
(m)	Annual Report of Western Asset Inflation Indexed Plus Bond Fund dated December 31, 2011 – filed herewith.
(n)	Semi-Annual Report of Legg Mason Western Asset Core Bond Fund dated January 31, 2012 – filed herewith.
(o)	Semi-Annual Report of Legg Mason Western Asset Core Plus Bond Fund dated January 31, 2012 – filed herewith.
(p)	Semi-Annual Report of Legg Mason Western Asset Global Inflation Management Fund dated April 30, 2012 – to be filed by amendment.

(1) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 15 to the Registration Statement, SEC File No. 33-34929, filed October 30, 1997.

(2) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 21 to the Registration Statement, SEC File No. 33-34929, filed May 18, 2000.

(3) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 22 to the Registration Statement, SEC File No. 33-34929, filed August 1, 2000.

(4) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 23 to the Registration Statement, SEC File No. 33-34929, filed July 18, 2001.

(5) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 24 to the Registration Statement, SEC File No. 33-34929, filed July 19, 2002.

(6) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 25 to the Registration Statement, SEC File No. 33-34929, filed on June 2, 2003.

(7) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 27 to the Registration Statement, SEC File No. 33-34929, filed on July 30, 2003.

(8) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 27 to the Registration Statement, SEC File No. 33-34929, filed on October 1, 2003.

(9) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 31 to the Registration Statement, SEC File No. 33-34929, filed on July 29, 2005.

(10) Incorporated herein by reference to corresponding exhibit of Post Effective Amendment No. 33 to the Registration Statement, SEC File No. 33-34929, filed on June 28, 2006.

(11) Incorporated herein by reference to corresponding exhibit of Post Effective Amendment No. 35 to the Registration Statement, SEC File No. 33-34929, filed on July 27, 2007.

(12) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 37 to the Registration Statement, SEC File No. 33-34929, filed on July 29, 2008.

(13) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 38 to the Registration Statement, SEC File No. 33-34929, filed on April 27, 2009.

(14) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 39 to the Registration Statement, SEC File No. 33-34929, filed on June 26, 2009.

(15) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 41 to the Registration Statement, SEC File No. 33-34929, filed on April 27, 2010.

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(16) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 42 to the Registration Statement, SEC File No. 33-34929, filed on April 25, 2011.

(17) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 45 to the Registration Statement, SEC File No. 33-34929, filed on February 29, 2012.

(18) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 48 to the Registration Statement, SEC File 33-34929, filed on May 1, 2012.

Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant hereby undertakes to file, by post-effective amendment, the final opinions of Ropes & Gray LLP supporting the tax consequences of each proposed reorganization as soon as practicable after the closing of each reorganization.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereinto duly authorized, in the City of New York, State of New York on this 1st day of June, 2012.

WESTERN ASSET FUNDS, INC.,

By:	/S/ R. JAY GERKEN
R. Jay Gerken
President and Chief Executive Officer

As required by the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/S/ R. JAY GERKEN R. Jay Gerken	President, Chief Executive Officer and Director	June 1, 2012

/S/ RICHARD F. SENNETT Richard F. Sennett	Principal Financial Officer	June 1, 2012

RONALD ARNAULT* Ronald Arnault	Director	June 1, 2012

ANITA L. DEFRANTZ* Anita L. DeFrantz	Director	June 1, 2012

AVEDICK B. POLADIAN* Avedick B. Poladian	Director	June 1, 2012

WILLIAM E. B. SIART* William E. B. Siart	Director	June 1, 2012

JAYNIE MILLER STUDENMUND* Jaynie Miller Studenmund	Director	June 1, 2012

RONALD L. OLSON* Ronald L. Olson	Director	June 1, 2012

*BY:	/s/ R. JAY GERKEN R. Jay Gerken

*	Attorney-in-Fact pursuant to Powers of Attorney filed

EXHIBIT INDEX

EXHIBIT NO.	EXHIBITS
10(g)	Rule 12b-1 Plan for Class C1 shares of Western Asset Core Bond Fund, Western Asset Core Plus Bond Fund and Western Asset Inflation Indexed Plus Bond Fund.

10(h)	Amended and Restated Multiple Class (Rule 18f-3) Plan.

11	Opinion and consent of Venable LLP as to the legality of the securities being registered.

12	Forms of opinion of Ropes & Gray LLP supporting the tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement.

13(d)	Board Resolutions regarding Expense Limitation Arrangements.

14(a)	Consent of KPMG LLP.

14(b)	Consent of PricewaterhouseCoopers LLP.

16	Power of Attorney.

17(a)	Forms of Proxy Cards.

17(b)	Prospectus and Statement of Additional Information of Legg Mason Western Asset Core Bond Fund dated December 1, 2011.

17(c)	Prospectus and Statement of Additional Information of Legg Mason Western Asset Core Plus Bond Fund dated December 1, 2011.

17(d)	Prospectus and Statement of Additional Information of Legg Mason Western Asset Global Inflation Management Fund dated February 29, 2012.

17(e)	Prospectus and Statement of Additional Information of Western Asset Core Bond Fund dated May 1, 2012.

17(f)	Prospectus and Statement of Additional Information of Western Asset Core Plus Bond Fund dated May 1, 2012.

17(g)	Prospectus and Statement of Additional Information of Western Asset Inflation Indexed Plus Bond Fund dated May 1, 2012.

17(h)	Annual Report of Legg Mason Western Asset Core Bond Fund dated July 31, 2011.

17(i)	Annual Report of Legg Mason Western Asset Core Plus Bond Fund dated July 31, 2011.

17(j)	Annual Report of Legg Mason Western Asset Global Inflation Management Fund dated October 31, 2011.

17(k)	Annual Report of Western Asset Core Bond Fund dated December 31, 2011.

17(l)	Annual Report of Western Asset Core Plus Bond Fund dated December 31, 2011.

17(m)	Annual Report of Western Asset Inflation Indexed Plus Bond Fund dated December 31, 2011.

17(n)	Semi-Annual Report of Legg Mason Western Asset Core Bond Fund dated January 31, 2012.

17(o)	Semi-Annual Report of Legg Mason Western Asset Core Plus Bond Fund dated January 31, 2012.